ANNUAL REPORT




JNL(R) SERIES TRUST
FOR THE PERIOD ENDED
DECEMBER 31, 1996

DEAR SHAREHOLDER:

This report relates to the operation of the JNL Series Trust for the period from April 1, 1996 to December 31, 1996*. The following Money Manager commentaries, graphs and tables provide you with information regarding each Series' performance during the period.

                                 JNL AGGRESSIVE GROWTH SERIES
                                 JANUS CAPITAL CORPORATION
[JANUS LOGO]                     WARREN B. LAMMERT

OBJECTIVE:

JNL Aggressive Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

MONEY MANAGER COMMENTARY:

Domestic financial markets were volatile during the period from April 1, 1996 through December 31, 1996. The volatility reflected the genuine debate over the rate of economic growth. Stocks remained remarkably resilient during the second quarter of 1996, although the performance in certain sectors, such as small stocks and technology, was mixed. The equity markets dropped in July, but recovered and launched yet another record-setting rally which lasted through the remainder of the period. Large stocks recovered quickly during the rally, while smaller stocks continued to languish.

The basic investment strategy for the Series is to find individual companies that exhibit earnings growth potential that may not yet be fully recognized by the market. We will develop industry themes when market conditions create new opportunities in certain industries or sectors; however, portfolio construction is still based on Janus' fundamental, bottom up research. Technology was an important theme in the Series' portfolio and we benefited from good moves in many of our technology holdings at the beginning of the period. The July downdraft hit technology stocks and companies with small- to mid-sized market capitalization hardest, but the Series overcame early losses in the September run-up. During the fourth quarter of the year, the Series' large stocks performed well while small- and mid-cap holdings inhibited performance.

The strategies and techniques we applied resulted in the Series out-performing the S&P 500 Index. The S&P 500 Index is a widely used indicator of stock market trends. The Series' performance was positively impacted by its technology holdings at the beginning of the period and its large stock holdings during the fourth quarter.

We remain very excited about the Series' individual holdings and we expect to continue the strategies we have employed in the past by taking advantage of favorable buying opportunities as they are presented.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL AGGRESSIVE GROWTH SERIES AND THE S&P 500 INDEX


         [GRAPH]
         JNL AGGRESSIVE            S&P 500
         GROWTH SERIES              INDEX
 1995
 5/15      $10,000                 $10,000
 5/31      $10,130                 $10,130
 6/30      $10,860                 $10,356
 7/31      $11,860                 $10,694
 8/31      $11,870                 $10,726
 9/30      $12,190                 $11,179
10/31      $11,910                 $11,139
11/30      $12,490                 $11,627
12/31      $12,409                 $11,851

 1996
 1/31      $12,761                 $12,254
 2/29      $13,402                 $12,368
 3/31      $13,578                 $12,487
 4/30      $14,126                 $12,671
 5/31      $14,446                 $12,996
 6/30      $14,022                 $13,046
 7/31      $13,030                 $12,469
 8/31      $13,774                 $12,732
 9/30      $14,601                 $13,448
10/31      $14,529                 $13,819
11/30      $14,901                 $14,862

 1996
12/31      $14,761                 $14,568


AVERAGE ANNUAL TOTAL RETURN 1 year ... 18.95% Since inception** ... 26.88%
                                        1
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

 * During the period, the JNL Series Trust changed its fiscal year from March 31 to December 31.

** Inception date May 15, 1995.

   Jackson National Financial Services, Inc.

                                 JNL CAPITAL GROWTH SERIES
                                 JANUS CAPITAL CORPORATION
JANUS LOGO                       JAMES P. GOFF

OBJECTIVE:

JNL Capital Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

MONEY MANAGER COMMENTARY:

The market was volatile during the period from April 1, 1996 through December 31, 1996. Interest rates rose moderately in the second quarter of 1996, pressuring equity valuations. This resulted in increased volatility, especially in small stocks. The equities market dropped in July and companies with small- and mid-sized market capitalizations were subject to indiscriminate selling. Large stocks rebounded in August and September, while the small- and mid-cap sectors staged a moderate comeback that intensified at the end of September and carried into early October. During the fourth quarter of the year, large stocks continued to outperform smaller stocks.

The investment strategy for the Series is to find individual companies which exhibit growth potential that may not yet be fully recognized by the market. We look at individual opportunities, and take advantage of the Series' policy that allows a concentrated investment approach when appropriate. The Series holds positions in a broad spectrum of industries, including wireless communication companies. While the fundamentals of the companies have not changed or have even improved, they were generally out of sync with market psychology, which weighed heavily on their respective performances. Additionally, a narrow earnings miss by an industrial supply company hurt performance early in the fourth quarter.

The strategies and techniques we applied resulted in the Series outperforming the S&P 500 Index and the S&P MidCap 400 Index. The S&P 500 Index is a widely used indicator of stock market trends and the S&P MidCap 400 Index is a widely used indicator of mid-cap trends. The Series has begun comparing its performance to the S&P MidCap 400 Index because this Index represents a more appropriate benchmark for the Series. The Series' performance was positively impacted by strong performances of individual stocks.

The low valuations in the mid-cap sector offer a number of attractive buying opportunities, as small- to mid-cap stocks have lagged their larger counterparts. We expect to continue the strategies that we have employed in the past by selecting stocks one at a time, and we firmly believe that the Series'

most exciting growth lies ahead.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL CAPITAL GROWTH SERIES, THE S&P 500 INDEX AND THE
S&P MIDCAP 400 INDEX

              [GRAPH]


                JNL Capital Growth Series         S&P 500 Index         S&P MidCap 400 Index
1995
----
5/15                    $10,000                       $10,000                $10,000
5/31                    $10,020                       $10,130                $10,009
6/30                    $10,910                       $10,356                $10,417
7/31                    $11,560                       $10,694                $10,959
8/31                    $11,930                       $10,726                $11,161
9/30                    $12,480                       $11,179                $11,432
10/31                   $12,090                       $11,139                $11,138
11/30                   $12,580                       $11,627                $11,622
12/31                   $13,353                       $11,851                $11,593

1996
----
1/31                    $13,161                       $12,254                $11,761
2/29                    $13,769                       $12,368                $12,160
3/31                    $14,794                       $12,487                $12,306
4/30                    $15,285                       $12,671                $12,683
5/31                    $15,893                       $12,997                $12,854
6/30                    $15,627                       $13,046                $12,661
7/31                    $14,111                       $12,469                $11,807
8/31                    $15,274                       $12,733                $12,489
9/30                    $16,331                       $13,448                $13,034
10/31                   $15,925                       $13,819                $13,072
11/30                   $16,075                       $14,863                $13,807
12/31                   $15,600                       $14,568                $12,823
1996
----

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 16.83%
Since inception*... 31.24%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

                          JNL GLOBAL EQUITIES SERIES
                          JANUS CAPITAL CORPORATION
[JANUS LOGO]                  HELEN YOUNG HAYES

OBJECTIVE:

JNL Global Equities Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

MONEY MANAGER COMMENTARY:

The economic backdrop in the United States was mixed during the period from April 1, 1996 to December 31, 1996. Several indicators argued for increased momentum in the rate of economic growth during the second quarter of 1996, however, inflation remained in check. Domestic equity markets performed well during the third quarter, despite a rocky start in July. The U.S. stock markets experienced a strong fourth quarter rally, with larger, more well-established stocks leading the way. A number of European markets rallied with the domestic markets in September, when economic data suggested that the U.S. economy was slowing. Although most foreign markets failed to keep pace with the U.S., many posted healthy gains and some set a number of individual records during the fourth quarter.

The basic strategy for this Series is to find individual companies that exhibit earnings growth potential that may not yet be fully recognized by the market on a worldwide basis. The Series was well-diversified across a broad range of stocks and countries throughout the period, with a majority of assets in both Europe and the U.S. The percentage held domestically was reduced significantly while the percentage of foreign stocks increased during the second quarter of 1996 as we uncovered companies with strong earnings growth potential around the world.

The strategies and techniques we applied resulted in the Series outperforming the Morgan Stanley Capital International ("MSCI") World Index. The MSCI World Index is a widely used indicator of worldwide market trends. The Series' performance was positively impacted by strong performances in a number of holdings, both domestically and abroad.

We expect to continue the strategies we have employed in the past using intensive research, attention to detail and sound investment judgment. Foreign markets are less efficient, and therefore more favorable to security selection. By utilizing our dedicated research staff to uncover companies with strong earnings growth potential around the world, the Series' portfolio should continue to benefit from global investing.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL GLOBAL EQUITIES SERIES AND THE MSCI WORLD INDEX


              [GRAPH]

                JNL Global Equities Series      MSCI World Index
                --------------------------      -----------------
1995
----
 5/15                    $10,000                        $10,000
 5/31                    $10,180                        $10,046
 6/30                    $10,680                        $10,026
 7/31                    $11,600                        $10,511
 8/31                    $11,910                        $10,260
 9/30                    $12,240                        $10,543
10/31                    $12,150                        $10,360
11/30                    $12,470                        $10,703
12/31                    $12,926                        $10,999

1996
----
 1/31                    $13,317                        $11,182
 2/29                    $13,513                        $11,233
 3/31                    $14,151                        $11,402
 4/30                    $14,614                        $11,588
 5/31                    $15,211                        $11,581
 6/30                    $15,736                        $11,623
 7/31                    $15,221                        $11,194
 8/31                    $15,839                        $11,305
 9/30                    $16,065                        $11,730
10/31                    $16,260                        $11,794
11/30                    $17,104                        $12,437
12/31                    $16,980                        $12,221
1996
----

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 31.36%
Since inception* ... 38.22%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.


---------------
 * Inception date May 15, 1995

                            JNL/ALGER GROWTH SERIES
                            FRED ALGER MANAGEMENT, INC.
[FRED ALGER LOGO]               DAVID D. ALGER

OBJECTIVE:

JNL/Alger Growth Series seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

MONEY MANAGER COMMENTARY:

The period from April 1, 1996 to December 31, 1996 proved to be an interesting and turbulent time in the market. In a sense, these past nine months have been almost a cycle. We began 1996 with the assumption that the economy was exceedingly weak, went through a period from mid-March to late October during which the popular view was that the economy was too strong, and then moved back in the direction to close the year where we began it.

The economic uncertainty which existed throughout most of the period resulted in defensive positioning of investors. As a result, there was a flight to blue-chip stocks. Therefore, both the Dow Jones Industrial Average and the S&P 500 Index enjoyed very strong years. The performance of the S&P 500 was primarily driven by a handful of blue-chip type stocks noted for stable and predictable earnings growth. The portfolio typically invests in stocks of companies that are expected to grow their earnings at a faster rate (25% and above). Thus, the portfolio did not perform as well as funds largely investing in blue-chip companies or broad market indices. In addition, many of the growth stocks the Series invested in were hit more severely during the sell off in July and recovered less impressively.

The strategies and techniques we applied resulted in the Series underperforming the S&P 500 Index. The S&P 500 Index is a widely used indicator of stock market trends. Although there were shifts within the Series' portfolio, our strategy remained consistent, emphasizing the individual selection of quality growth stocks through in-depth, internal research conducted by talented analysts. At no time during this period did we stray from the philosophy and process that have driven our long term success as an investment manager.

The good news is that we feel that the factors which have contributed to our recent performance are now behind us, setting the stage for a strong rebound in 1997. We continue to maintain that economic growth is not overly robust. Factors which support our belief include a recent drop in the price of gold, the rising dollar and slowing corporate profits. We contend that the stock market continues to be undervalued relative to the bond market. Furthermore, we feel that growth stocks are undervalued relative to the rest of the stock market. Currently, good quality growth stocks, which typically trade in the range of 1.5 to 2.5 times the market multiple, are trading at 1.1 times based on our 1997 estimated earnings per share: below the low-end of the historical range. In other words, investors are paying only a very small premium for quality growth stocks, such as those in the Series' portfolio. As it becomes clearer in the months ahead that the economy is expanding at a noninflationary, steady pace, we expect that investor confidence will rebound and premiums for growth stocks will expand.

This should translate into strong performance for the Series.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/ALGER GROWTH SERIES AND THE S&P 500 INDEX


             [GRAPH]


                           JNL/Alger Growth Series           S&P 500 Index
                           -----------------------           -------------

1995
----
10/16                         $10,000                         $10,000
10/31                         $10,170                         $ 9,979
11/30                         $10,050                         $10,417
12/31                         $ 9,840                         $10,617

1996
----
 1/31                         $10,140                         $10,978
 2/29                         $10,470                         $11,080
 3/31                         $10,380                         $11,187
 4/30                         $10,580                         $11,352
 5/31                         $10,620                         $11,643
 6/30                         $10,430                         $11,687
 7/31                         $ 9,660                         $11,171
 8/31                         $10,070                         $11,407
 9/30                         $10,760                         $12,048
10/31                         $10,830                         $12,380
11/30                         $11,490                         $13,315
12/31                         $11,160                         $13,051

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 13.41%
Since inception*... 9.46%


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date October 16, 1995

                       JNL/EAGLE CORE EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
EAGLE LOGO             TEAM MANAGEMENT

OBJECTIVE:

JNL/Eagle Core Equity Series seeks as its investment objective long-term capital appreciation and, secondarily, current income by investing primarily in a diversified portfolio of common stocks which the sub-adviser believes offers above-average potential for long-term capital appreciation. The investment strategies which the sub-adviser utilizes to pursue the Series' objective are the growth equity strategy, the value equity strategy and the equity income strategy. In pursuing the growth equity strategy, the sub-adviser will invest in securities which it believes have sufficient growth potential to offer above-average long-term capital appreciation. In pursuing the value equity strategy, the sub-adviser will invest in securities which it believes indicate above-average financial soundness and high intrinsic value relative to price. In pursuing the equity income strategy, the sub-adviser will invest in income producing securities.

MONEY MANAGER COMMENTARY:

The Series commenced operations on September 16, 1996. Volatility marked the period from commencement of operations to December 31, 1996, with stocks overall having strong performance for the final three months of the year. Value stocks were some of the best performers. Growth stocks provided slightly lower returns in response to the uncertain economic climate going forward. Stock market valuations were high by historical standards but many positive elements for capital appreciation were in place.

Our strategy for the Series combines three investment styles: 40% growth equity, 40% value equity and 20% equity income. During the period, as could be expected, the three portions of the Series performed differently. The growth equity portion of the Series' portfolio performed well but not quite as well as the overall market because growth stocks as a sector were not as widely purchased as value stocks. Cyclicals and oil stocks were two of the best performing industries for the last three months of 1996. The growth equity portion of the Series' portfolio was underweighted in these sectors as most stocks in these industries did not meet our growth criteria. The value equity portion of the Series was invested slower than the other two parts. The stock market had such a strong run in the past two years that undervalued issues were more difficult to locate. We bought many tobacco, oil and telephone utility stocks during the quarter. The equity income portion of the Series was the most conservative of the three sections, however it performed the best during the fourth quarter. Position sizes were increased, and we added some new holdings. The new holdings included a diverse group of real estate investment trusts, utilities and stocks of pharmaceutical, basic materials, processed food, electronics and oil companies. We also purchased some convertible bonds.

The strategies and techniques we applied resulted in the Series underperforming the S&P 500 Index. The S&P 500 Index is a widely used indicator of stock market trends.

Stock market valuations are high by historical standards but many positive elements for continued capital appreciation in stocks are in place. For instance, growth is modest and stable, interest rates are reasonable compared to the last decade, corporate earnings continue to increase strongly, and inflation is low. Given the variety of investment styles within the Series, the portfolio is positioned to perform well in most economic environments that can be reasonable envisioned.

                                     [GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE CORE EQUITY SERIES AND THE S&P 500 INDEX


                         JNL/Eagle Equity Series             S&P 500 Index
Period                   -----------------------             -------------
------
09/16/96                        $10,000                         $10,000
09/30/96                        $10,060                         $10,054
10/31/96                        $10,250                         $10,332
11/30/96                        $10,810                         $11,112
12/31/96                        $10,648                         $10,892

Total Return for period from September 16, 1996 to December 31, 1996... 6.47% Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                       JNL/EAGLE SMALLCAP EQUITY SERIES
                         EAGLE ASSET MANAGEMENT, INC.
[EAGLE LOGO]                    BERT L. BOKSEN

OBJECTIVE:

JNL/Eagle SmallCap Equity Series seeks as its investment objective long-term capital appreciation by investing primarily in equity securities of smaller companies which the sub-adviser believes offer potential for rapid growth.

MONEY MANAGER COMMENTARY:

The Series commenced operations on September 16, 1996. Volatility marked the period from commencement of operations to December 31, 1996, with stocks overall having strong performance for the final three months of the year. Small company stocks as a sector did not perform as well as larger companies. Value stocks were some of the best performers and growth stocks provided slightly lower returns. Stock market valuations were high by historical standards but many positive elements for capital appreciation were in place. Small company stocks were reasonably valued relative to larger cap stocks and to the economic conditions.

The Series invests in securities of companies that appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that have significant further growth potential. We perform extensive research before investing in a company and focus the Series' assets in rapidly growing companies that are undervalued companies. During the period, we selected approximately 30 stocks for the Series. We focused on individual companies rather than industry sectors, but the Series' holdings represented a wide diversification of sectors.

The strategies and techniques we applied resulted in the Series outperforming the Russell 2000 Index. The Russell 2000 Index is a widely used indicator of the stock market performance of small companies. The Series' performance was positively impacted by individual security selection that we believe is a result of our fundamental research.

We believe that small company stocks are undervalued and that in the upcoming year they will continue to provide a good opportunity in the United States capital markets for capital appreciation. We expect to continue our strategy of fundamental research and individual security selection.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE SMALLCAP EQUITY SERIES AND THE RUSSELL 2000 INDEX

                        [GRAPH]

                JNL/Eagle SmallCap Equity Series         Russell 2000 Index
                -------------------------------         ------------------

1996
----
 9/16                           $10,000                         $10,000
 9/30                           $10,360                         $10,120
10/31                           $10,420                         $ 9,964
11/30                           $11,110                         $10,372
12/31                           $11,540                         $10,639

1996
----

Total Return for period from September 16, 1996 to December 31, 1996... 15.40%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                      JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES PHOENIX INVESTMENT COUNSEL, INC.
                      C. EDWIN RILEY, JR.
[PHOENIX INVESTMENTS LOGO]

OBJECTIVE:

JNL/Phoenix Investment Counsel Growth Series seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

MONEY MANAGER COMMENTARY:

The stock market had a turbulent time during the period from April 1, 1996 to December 31, 1996. While stocks of companies with small- and mid-sized market capitalizations were strong performers in the first half of the year, stocks of companies with large-sized market capitalizations dominated during the second half. Interest rates also oscillated during the period. Interest rates rose during the second quarter of 1996, then became locked in a trading range during the third quarter.

In selecting investments for the Series' portfolio, we emphasized theme development and stock selection. We allocated the Series' assets fairly consistently throughout the period, keeping a strong preference for stocks. The equity portion of the Series' portfolio was characterized by above-average growth characteristics. The fixed income portion of the Series' portfolio was invested predominately in U.S. Government and agency mortgage-backed securities.

The strategies and techniques we applied resulted in the Series underperforming the S&P 500 Index and outperforming the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a widely used indicator of stock market trends. The Lehman Brothers Aggregate Bond Index is an indicator of bond trends. The Series' performance was negatively impacted on the equity side by stock selection and positively impacted on the fixed income side by portfolio duration.

We anticipate moderate economic growth domestically and stronger than expected global growth. We also anticipate that interest rates will remain fairly stable but vulnerable to periodic strong economic news. We expect to employ strategies which focus on the earnings growth found in technology, healthcare and financial stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES, THE S&P 500 INDEX
AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*



         JNL PHOENIX
         INVESTMENT
         COUNSEL BALANCED         S&P 500         LEHMAN BROTHERS
         SERIES                    INDEX        AGGREGATE BOND INDEX
 1995
 ----
 5/15      $10,000                 $10,000              $10,000
 5/31      $10,070                 $10,130              $10,070
 6/30      $10,210                 $10,356              $10,210
 7/31      $10,460                 $10,694              $10,245
 8/31      $10,660                 $10,726              $10,368
 9/30      $10,840                 $11,179              $10,469
10/31      $10,890                 $11,139              $10,605
11/30      $11,270                 $11,627              $10,764
12/31      $11,545                 $11,851              $10,915

 1996
 ----
 1/31      $11,712                 $12,254              $10,988
 2/29      $11,712                 $12,368              $10,797
 3/31      $11,660                 $12,487              $10,722
 4/30      $11,650                 $12,671              $10,662
 5/31      $11,879                 $12,997              $10,588
 6/30      $11,984                 $13,046              $10,404
 7/31      $11,556                 $12,469              $10,472
 8/31      $11,734                 $12,733              $10,619
 9/30      $12,266                 $13,448              $10,778
10/31      $12,589                 $13,819              $11,017
11/30      $13,090                 $14,863              $11,206

 1996
 ----
12/31      $12,793                 $14,568              $11,102


AVERAGE ANNUAL TOTAL RETURN 1 year ... 10.81% Since inception *... 16.25%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

*The return for the Lehman Brothers Aggregate Bond Index as for the period from May 15, 1995 to May 31, 1995 has been calculated as a percentage of the one month return for May 1995.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

[PHOENIX           JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES
INVESTMENTS        PHOENIX INVESTMENT COUNSEL, INC.
LOGO]              VAN HARRISSIS


OBJECTIVE:

JNL/Phoenix Investment Counsel Growth Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objectives. It is intended that this Series will invest primarily in the common stocks of companies believed by the sub-adviser to have appreciation potential.

MONEY MANAGER COMMENTARY:

The stock market had a turbulent time during the period from April 1, 1996 to December 31, 1996. The third quarter of 1996 was a rollercoaster ride for the stock market. The S&P 500 Index started the quarter with a strong correction and ended with an even stronger rally. The swings in the over-the-counter stock market were even wider. The recovery rally was led by technology and healthcare stocks. Financial stocks continued to show strength in both the correction and rally phases. While stocks of companies with small- and mid-sized market capitalization were strong performers in the first half of the year, stocks of companies with large-sized market capitalizations dominated during the second half.

At the beginning of the period, the Series benefited most from holdings in three areas: energy, healthcare and retail stocks. We decreased the risk posture in the Series' portfolio during the second and third quarters of 1996 to protect against a difficult environment and to lock in gains from the first part of the year. Technology and healthcare stocks provided stronger returns during the third quarter of the year, while energy stocks lagged. As the period drew to a close, we increased the Series' concentration in large capitalization stocks with strong visible earnings growth. We also increased technology, healthcare and financial holdings.

The strategies and techniques we applied resulted in the Series outperforming the S&P 500 Index. The S&P 500 Index is a widely used indicator of stock market trends. The Series' performance was positively impacted by the energy, technology and healthcare stocks it held and was further enhanced by good stock selection.

We anticipate moderate economic growth domestically and stronger than expected global growth. We also anticipate that interest rates will remain fairly stable but vulnerable to periodic strong economic news. We expect to employ strategies which focus on the earnings growth found in technology, healthcare and financial stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES AND THE S&P 500 INDEX

                 [GRAPH]

         JNL Phoenix Investment Counsel Growth Series           S&P 500 Index
         --------------------------------------------           -------------
1995
----
 5/15                           $10,000                            $10,000
 5/31                           $10,030                            $10,130
 6/30                           $10,540                            $10,356
 7/31                           $11,490                            $10,694
 8/31                           $11,640                            $10,726
 9/30                           $12,080                            $11,179
10/31                           $11,880                            $11,139
11/30                           $12,560                            $11,627
12/31                           $12,734                            $11,851

1996
----
 1/31                           $13,285                            $12,254
 2/29                           $13,692                            $12,368
 3/31                           $13,769                            $12,487
 4/30                           $14,827                            $12,671
 5/31                           $15,345                            $12,996
 6/30                           $15,356                            $13,046
 7/31                           $14,463                            $12,469
 8/31                           $15,091                            $12,733
 9/30                           $15,521                            $13,448
10/31                           $15,719                            $13,819
11/30                           $16,578                            $14,863
12/31                           $16,148                            $14,568


AVERAGE ANNUAL
TOTAL RETURN
1 year ... 26.81%
Since inception *... 34.04%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995

                 PPM AMERICA/JNL HIGH YIELD BOND SERIES
                 PPM AMERICA, INC.
                 TEAM MANAGEMENT
[PPM-AMER LOGO]

OBJECTIVE:

PPM America/JNL High Yield Bond Series seeks as its primary investment objective a high level of current income. Its secondary investment objective is capital appreciation with an emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

MONEY MANAGER COMMENTARY:

The high yield market outperformed all other domestic fixed income sectors during the last six months of 1996. Comparatively low interest rate sensitivity enabled high yield bonds to significantly outperform investment grade-rated corporate bonds. The high yield market also significantly outperformed governments, agencies, mortgage-backed and asset-backed securities. However, during the fourth quarter of 1996, total return performance broken down by credit quality was a reversal of the trend experienced during the first three quarters of the year, with the highest-rated credit quality sectors outperforming the lowest-rated quality sectors.

The Series' industry and quality weightings remained relatively constant during the first part of the period. The Series maintained its overweighting of B-rated credits, as well as securities in the basic industry and capital goods sectors. During the fourth quarter of the year, the Series' exposure to B-rated credits was further increased at the expense of credits rated in the Ba category, reflecting our strategy to capture additional yield from lower-rated credits. Additionally, the Series' exposure to cyclical and financial industry securities was reduced moderately, while its exposure to consumer noncyclical, technology and telecommunications sectors was increased.

The strategies and techniques applied resulted in the Series underperforming the Lehman Brothers High Yield Index. The Lehman Brothers High Yield Index is a widely used indicator of high yield bond performance. The Series' performance was negatively impacted by security selection.

Over the intermediate term, we expect the high yield market will continue to perform well, reflecting solid market fundamentals as well as strong demand for the securities. We plan to continue our strategy of searching out opportunities in the high yield market which offer potential capital appreciation over the short to intermediate term.

                                    [GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL HIGH YIELD BOND SERIES AND THE
LEHMAN BROTHERS HIGH YIELD INDEX*

                        PPM America/JNL High            Lehman Brothers
Period                  Yield Bond Series               High Yield Index
------                  --------------------            ----------------

05/15/95                $10,000                         $10,000
05/31/95                $ 9,970                         $10,140
06/30/95                $ 9,930                         $10,207
07/31/95                $10,120                         $10,333
08/31/95                $10,120                         $10,365
09/30/95                $10,230                         $10,493
10/31/95                $10,360                         $10,557
11/30/95                $10,430                         $10,650
12/31/95                $10,625                         $10,818
01/31/96                $10,793                         $11,008
02/29/96                $10,867                         $l1,017
03/31/96                $10,783                         $11,009
04/30/96                $10,772                         $11,034
05/31/96                $10,867                         $l1,100
06/30/96                $10,878                         $11,192
07/31/96                $11,004                         $11,243
08/31/96                $11,183                         $11,365
09/30/96                $11,426                         $11,639
10/31/96                $11,552                         $11,728
11/30/96                $11,805                         $11,959
12/31/96                $11,995                         $12,046


AVERAGE ANNUAL TOTAL RETURN 1 year ... 12.90% Since inception * ... 11.76%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

*The return for the Lehman Brothers High Yield Index for the period from May 15, 1995 to May 31, 1995 has been calculated as a percentage of the one month return for May 1995.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

                      PPM AMERICA/JNL VALUE EQUITY SERIES
                               PPM AMERICA, INC.
[PPM-AMER LOGO]                TEAM MANAGEMENT

OBJECTIVE:

PPM America/JNL Value Equity Series seeks as its investment objective a high total return by investing in common stocks which the sub-adviser believes to be undervalued relative to the stock market in general at the time of purchase.

MONEY MANAGER COMMENTARY:

The United States equity market, as measured by the S&P 500 Index, was volatile during the period from April 1, 1996 to December 31, 1996. The equity markets were strong during the second quarter of 1996, but suffered a minor correction in July. They roared back in August and September and continued to surge until the end of the period. A benign interest rate environment and strong corporate earnings were key factors in the market's rally. The equity markets were very expensive relative to historic norms during the period and traditional valuation indicators suggested that the risk/reward trade-off for the overall equity markets was not particularly attractive at current market levels.

The stock selection philosophy that guides our management of the Series is relative valuation based and we attempt to identify relatively attractively priced sectors and securities. The Series is overweighted relative to the overall market in the finance, electric utilities, telecommunications and transportation sectors because, in our view, these sectors are attractively priced.

The strategies and techniques we applied resulted in the Series outperforming the S&P 500 Index. The S&P 500 Index is a widely used indicator of stock market trends. The Series' performance was positively impacted by the Series' positions in the finance sector and by several individual portfolio holdings.

The United States equity market currently looks very expensive relative to historic norms. We expect to continue the strategies we have employed in the past by emphasizing sectors and securities which offer potentially above average dividend yields at attractive valuations.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL VALUE EQUITY SERIES AND THE S&P 500 INDEX

                   [GRAPH]


                PPM America/JNL Value Equity Series              S&P 500 Index
                -----------------------------------              -------------
1995
----
 5/15                   $10,000                                     $10,000
 5/31                   $10,210                                     $10,130
 6/30                   $10,340                                     $10,356
 7/31                   $10,720                                     $10,694
 8/31                   $10,850                                     $10,726
 9/30                   $11,380                                     $11,179
10/31                   $11,350                                     $11,139
11/30                   $11,980                                     $11,627
12/31                   $12,262                                     $11,851

1996
----
 1/31                   $12,735                                     $12,254
 2/29                   $12,889                                     $12,368
 3/31                   $13,115                                     $12,487
 4/30                   $13,310                                     $12,671
 5/31                   $13,669                                     $12,997
 6/30                   $13,618                                     $13,046
 7/31                   $13,053                                     $12,469
 8/31                   $13,453                                     $12,733
 9/30                   $13,905                                     $13,448
10/31                   $14,254                                     $13,819
11/30                   $15,343                                     $14,863
12/31                   $15,245                                     $14,568

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 24.33%
Since inception *... 29.41%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

SALOMON BROTHERS/JNL GLOBAL BOND SERIES
SALOMON BROTHERS ASSET MANAGEMENT INC
STEVEN GUTERMAN

OBJECTIVE:

Salomon Brothers/JNL Global Bond Series seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series' sub-adviser does not anticipate investing in excess of 75% of the Series' assets in such securities.

MONEY MANAGER COMMENTARY:

The emerging market sector was strong during the period from April 1, 1996 to December 31, 1996, as countries such as Argentina, Brazil, Mexico and Venezuela bought back Brady Bonds from the marketplace. The sector was viewed so positively that both Argentina and Mexico were able to issue billions of unsecured U. S. dollar denominated debt to the global investor community at record low yields. High yield corporate debt also posted strong gains. The investment grade sector was positioned defensively throughout most of the period but had its best quarter of the year in the fourth quarter.

In response to the positive outlook for the emerging markets sector and the overall performance of high yield debt securities, the Series purchased and maintained emerging markets and high yield debt securities throughout the period. The Series' holdings in U.S. investment grade securities remained relatively unchanged throughout the period. We diversified the Series holdings in non-U.S. dollar denominated securities in response to falling budget debts globally.

The strategies and techniques we applied resulted in the Series outperforming the Salomon Brothers Broad Investment Grade Index. The Salomon Brothers Broad Investment Grade Index is a widely used indicator of investment grade bond trends. The Series' performance was positively impacted by its investments in emerging markets securities and high yield securities.

We anticipate that the emerging markets and high yield bond sectors will continue to perform well. We expect to continue the strategies we have employed in the past by maintaining the Series' positions in these sectors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL GLOBAL BOND SERIES AND THE
SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX

                [GRAPH]

                Salomon Brothers/               Salomon Brothers Broad
                JNL Global Bond Series          Investment Grade Index
                ----------------------          ----------------------
1995
----
 5/15                      $10,000                         $10,000
 5/31                      $ 9,930                         $10,194
 6/30                      $10,040                         $10,265
 7/31                      $10,070                         $10,245
 8/31                      $10,110                         $10,362
 9/30                      $10,240                         $10,459
10/31                      $10,210                         $10,599
11/30                      $10,420                         $10,764
12/31                      $10,715                         $10,913

1996
----
 1/31                      $11,138                         $10,987
 2/29                      $11,011                         $10,800
 3/31                      $11,074                         $10,722
 4/30                      $11,191                         $10,643
 5/31                      $11,286                         $10,637
 6/30                      $11,371                         $10,774
 7/31                      $11,434                         $10,803
 8/31                      $11,593                         $10,788
 9/30                      $11,911                         $10,976
10/31                      $11,985                         $11,223
11/30                      $12,176                         $11,408
12/31                      $12,257                         $11,307

1996
----

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 14.39%
Since inception *... 13.25%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
SALOMON BROTHERS ASSET MANAGEMENT INC
STEVEN GUTERMAN

OBJECTIVE:

Salomon Brothers/JNL U.S. Government & Quality Bond Series seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

MONEY MANAGER COMMENTARY:

In general, the performance of the U.S. Government bond market and the Salomon Brothers/JNL U.S. Government & Quality Bond Series was hindered by the dramatic rise in interest rates during the first half of 1996. Although a rally occurred in the fourth quarter as inflation remained in check while economic indicators signaled moderate growth, it was not enough to overcome the dramatic rise in rates during the first half of 1996.

For most of the year, the Series maintained a neutral duration strategy in anticipation of higher yields. This defensive strategy was taken in response to reports of stronger economic growth (e.g. strong job growth and increases in consumption and housing activity). Market participants also focused on stronger than expected rises in average hourly earnings which led to concerns that inflationary pressures could develop and influence the Federal Reserve to hike short term rates.

The Series also had an overweight allocation to the mortgage pass-through sector versus its benchmark. Mortgage pass-through securities performed strongly in 1996 as higher interest rates reduced the incentive for homeowners to refinance their mortgages.

The strategies and techniques we applied resulted in the Series underperforming the Salomon Brothers Treasury Index. The Salomon Brothers Treasury Index is a widely used indicator of treasury bond trends.

Bonds are likely to experience volatility early in 1997 as investors sort out the implications of stronger growth. We do not expect Fed action in the first several months of 1997. Given our optimistic view of inflation, we believe interest rates will move modestly lower during the year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
AND THE SALOMON BROTHERS TREASURY INDEX

               [GRAPH]

                              Salomon Brothers/JNL                       Salomon Brothers
                               U.S. Government &                          Treasury
                              Quality Bond Series                          Index
                              -------------------                        ----------------
1995
----
5/15                             $10,000                                   $10,000
5/31                             $10,030                                   $10,199
6/30                             $10,140                                   $10,277
7/31                             $10,060                                   $10,242
8/31                             $10,180                                   $10,356
9/30                             $10,270                                   $10,449
10/31                            $10,410                                   $10,612
11/30                            $10,560                                   $10,784
12/31                            $10,694                                   $10,934
1996
----
1/31                             $10,767                                   $11,005
2/29                             $10,549                                   $10,786
3/31                             $10,466                                   $10,691
4/30                             $10,424                                   $10,608
5/31                             $10,393                                   $10,606
6/30                             $10,507                                   $10,737
7/31                             $10,528                                   $10,761
8/31                             $10,528                                   $10,740
9/30                             $10,694                                   $10,916
10/31                            $10,902                                   $11,161
11/30                            $11,099                                   $11,348
12/31                            $10,970                                   $11,232
1996
----

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 2.58%
Since inception *... 5.82%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

                    T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                           T. ROWE PRICE ASSOCIATES, INC.
[T.ROWE PRICE LOGO]               JOHN D. GILLESPIE

OBJECTIVE:

T. Rowe Price/JNL Established Growth Series seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

MONEY MANAGER COMMENTARY:

The period from April 1, 1996 to December 31, 1996, was terrific for common stock investors. The economy was characterized by low interest rates, low inflation, positive economic growth, and rising corporate profits. While the third quarter of 1996 started off with a sell-off in the stock market triggered by worries of higher interest rates, the market came roaring back in September as rate fears eased. International markets generally were up less than United States markets in nominal terms plus they were penalized by a strong dollar against most major currencies.

Financial stocks were a featured part of the Series' portfolio. The financial sector was characterized by low relative valuation and dependable earnings growth. Other favorable trends in this sector included consolidation, deregulation, increasing returns on invested capital, and shareholder-oriented financial engineering. We increased the Series' exposure to technology securities early in the third quarter of 1996 but eliminated technology stocks that no longer had dominant market positions toward the end of the period. Technology stocks rebounded sharply in the last half of the third quarter, but overall lagged the market. In response to the strong relative performance of the healthcare sector combined with a sense of foreboding regarding the possible resurrection of healthcare reform initiatives, we began a process of selectively reducing our exposure to healthcare stocks. Foreign investing helped the Series' overall performance during the first part of the period. European stocks, the bulk of the Series' foreign exposure, generated solid returns even after deducting the effect of a stronger dollar.

The strategies and techniques we applied resulted in the Series outperforming the S&P 500 Index. The S&P 500 Index is a widely used indicator of stock market trends. The Series' performance was positively impacted by its holdings in both domestic and foreign stocks.

We anticipate continued slow economic growth domestically and we are also optimistic about foreign markets. We expect to continue the strategies we have employed in the past and will continue to seek attractive investments in the upcoming years.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES AND THE S&P 500 INDEX


               T. Rowe Price/JNL Established Growth Series          S&P 500 Index
               -------------------------------------------          -------------


1995
----
 5/15                           $10,000                                $10,000
 5/31                           $10,230                                $10,130
 6/30                           $10,760                                $10,356
 7/31                           $11,210                                $10,694
 8/31                           $11,230                                $10,726
 9/30                           $11,720                                $11,179
10/31                           $11,570                                $11,139
11/30                           $11,820                                $11,627
12/31                           $12,146                                $11,851

1996
----
 1/31                           $12,776                                $12,254
 2/29                           $12,834                                $12,368
 3/31                           $12,823                                $12,487
 4/30                           $13,116                                $12,671
 5/31                           $13,387                                $12,996
 6/30                           $13,376                                $13,046
 7/31                           $12,879                                $12,469
 8/31                           $13,241                                $12,732
 9/30                           $14,019                                $13,448
10/31                           $14,166                                $13,819
11/30                           $15,080                                $14,862
12/31                           $14,890                                $14,568


AVERAGE ANNUAL
TOTAL RETURN
1 year ... 22.59%
Since inception *... 27.56%


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                     ROWE PRICE-FLEMING INTERNATIONAL, INC.
[T. ROWE PRICE LOGO]          ADVISORY COMMITTEE

OBJECTIVE:

T. Rowe Price/JNL International Equity Investment Series seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

MONEY MANAGER COMMENTARY:

International markets turned in mixed performances during the period from April 1, 1996 to December 31, 1996; however, most world stock markets finished 1996 just like they began the year - on a strong and positive note. The trends put in place early in the year remained unchanged with United States equities again leading the charge while the international markets followed to varying degrees. European markets did the best job keeping pace with the United States markets, the markets of Asia and Latin America turned in a mixed performance but did have their winners, and Japan continued its protracted slide and produced another lackluster year.

The emphasis on holdings in the Series' portfolio was biased toward the fast growing economics of the Pacific and Latin Americas at the expense of Japan. The Series' holdings in the European markets favored the Netherlands, France and Norway over the United Kingdom, Germany and Switzerland. We emphasized holdings of reasonably-valued growth-oriented companies and our trading throughout the period was modest.

The strategies and techniques we applied resulted in the Series outperforming the Morgan Stanley Europe and Australasia, Far East Equity ("E.A.FE.") Index. The Morgan Stanley E.A.FE. Index is a widely used indicator of international market trends. The Series' performance was positively impacted by the country posture of the Series' portfolio and individual stock selections.

We anticipate low interest rates, accelerating earnings growth, reasonable valuations and a greater awareness of shareholder value in international markets in the upcoming year. We expect to continue the strategies we have employed in the past by purchasing good growth companies at reasonable valuations.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
AND THE MORGAN STANLEY E.A.FE. INDEX





                        T.Rowe Price/JNL International Equity Investment Series          Morgan Stanley E.A.FE. Index
                        -------------------------------------------------------          ----------------------------
1995
----
 5/15                                          $10,000                                            $10,000
 5/31                                          $ 9,900                                            $ 9,999
 6/30                                          $ 9,950                                            $ 9,810
 7/31                                          $10,530                                            $10,407
 8/31                                          $10,250                                            $ 9,997
 9/30                                          $10,430                                            $10,178
10/31                                          $10,240                                            $ 9,981
11/30                                          $10,360                                            $10,153
12/31                                          $10,720                                            $10,548

1996
----
 1/31                                          $10,970                                            $10,578
 2/29                                          $11,050                                            $10,600
 3/31                                          $11,250                                            $10,811
 4/30                                          $11,570                                            $11,112
 5/31                                          $11,500                                            $10,893
 6/30                                          $11,630                                            $10,940
 7/31                                          $11,280                                            $10,606
 8/31                                          $11,440                                            $10,614
 9/30                                          $11,710                                            $10,882
10/31                                          $11,640                                            $10,756
11/30                                          $12,220                                            $11,169
12/31                                          $12,211                                            $11,010

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 13.91%
Since inception *... 12.99%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------

* Inception date May 15, 1995

                   T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
                        T. ROWE PRICE ASSOCIATES, INC.
[T.ROWE PRICE LOGO]           BRIAN W. BERGHUIS

OBJECTIVE:

T. Rowe Price/JNL Mid-Cap Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

MONEY MANAGER COMMENTARY:

The stock market enjoyed another vintage period from April 1, 1996 to December 31, 1996. In spite of rising interest rates, the stock market turned in a strong performance in the second quarter of 1996. The sharp stock market correction in late June and early July was followed by another strong performance during the remainder of the period. Throughout the period, mid-cap stocks lagged behind stocks of companies with large-sized market capitalizations.

The Series held securities from a broad range of sectors. The best performing groups were energy stocks, benefiting from higher natural gas prices and rising demand, and financial stocks, reflecting a reasonably steady interest rate environment. Technology stocks were mixed throughout the period.

The strategies and techniques we applied resulted in the Series outperforming the S&P MidCap 400 Index. The S&P MidCap 400 Index is a widely used indicator of mid-cap market trends. The Series' performance was positively impacted by its holdings in energy and financial stocks.

We remain optimistic about the long-term prospects for mid-cap growth companies. We expect to continue the strategies we have employed in the past by seeking companies with high growth rates and low average price/earnings ratios.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

                T. Rowe Price/                          S&P MidCap
                JNL Mid-Cap Growth Series               400 Index
                -------------------------               ----------
1995
----
 5/15                    $10,000                           $10,000
 5/31                    $10,020                           $10,009
 6/30                    $10,740                           $10,417
 7/31                    $11,460                           $10,959
 8/31                    $11,780                           $11,161
 9/30                    $12,230                           $11,432
10/31                    $12,120                           $11,138
11/30                    $12,580                           $11,622
12/31                    $12,922                           $11,593

1996
----
 1/31                    $12,922                           $11,761
 2/29                    $13,672                           $12,160
 3/31                    $14,006                           $12,306
 4/30                    $14,434                           $12,683
 5/31                    $14,851                           $12,854
 6/30                    $14,496                           $12,661
 7/31                    $13,725                           $11,806
 8/31                    $14,548                           $12,489
 9/30                    $15,237                           $13,033
10/31                    $15,007                           $13,071
11/30                    $15,737                           $13,807
12/31                    $15,955                           $13,822

AVERAGE ANNUAL
TOTAL RETURN
1 year ... 23.47%
Since inception *... 33.06%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of JNL Series Trust

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, PPM America/JNL Value Equity Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series (constituting JNL Series Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
February 14, 1997

                                JNL SERIES TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                                                                                      JNL/PHOENIX
                                        JNL                                                 JNL/EAGLE    JNL/EAGLE    INVESTMENT
                                    AGGRESSIVE    JNL CAPITAL   JNL GLOBAL     JNL/ALGER       CORE       SMALLCAP      COUNSEL
                                      GROWTH        GROWTH       EQUITIES       GROWTH        EQUITY       EQUITY      BALANCED
                                      SERIES        SERIES        SERIES        SERIES        SERIES       SERIES       SERIES
                                    -----------   -----------   -----------   -----------   ----------   ----------   -----------
ASSETS
Investments in securities, at
  cost............................  $28,034,841   $34,996,580   $42,282,196   $34,475,613   $1,716,644   $1,603,053   $23,665,613
                                    ===========   ===========   ===========   ===========   ==========   ==========   ===========
Investments in securities, at
  value...........................  $29,870,628   $37,622,915   $48,919,581   $38,140,297   $1,796,373   $1,816,762   $24,279,702
Cash..............................       52,939        85,390        29,133            --      200,612      288,068            --
Foreign currency..................           --       167,261       103,663            --           --           --            --
Receivables:
  Dividends and interest..........        5,869           964        37,956        30,860        2,342          455        94,610
  Forward foreign currency
    exchange contracts............    1,310,318     1,577,985     7,119,501            --           --           --            --
  Foreign taxes recoverable.......        1,100         2,522        15,309            --           --           --            --
  Fund shares sold................      277,666       273,586       300,349       167,463           --           --       104,931
  Investment securities sold......       76,634       983,969       272,901       424,266        1,042           --            --
  Reimbursements from Advisor.....           --            --        29,212            --        4,995        4,381            --
Prepaid expenses..................           --            --            --            --           --           --            --
                                    -----------   -----------   -----------   -----------   ----------   ----------   -----------
TOTAL ASSETS......................   31,595,154    40,714,592    56,827,605    38,762,886    2,005,364    2,109,666    24,479,243
                                    -----------   -----------   -----------   -----------   ----------   ----------   -----------
LIABILITIES
Payables:
  Advisor.........................       30,608        33,921        41,135        42,247        1,401        1,374        20,342
  Custodian foreign currency
    overdraft.....................       16,829            --            --            --           --           --            --
  Custodian overdraft.............           --            --            --            --           --           --         3,563
  Forward foreign currency
    exchange contracts............    1,314,817     1,655,680     6,981,532            --           --           --            --
  Dividends to shareholders.......      117,769        16,204       603,988            --        2,707           --        13,449
  Fund shares redeemed............      357,911         3,665       360,582         2,127           34           30         1,099
  Investment securities
    purchased.....................      181,141     2,041,254       159,458       449,595       35,152      154,312         3,630
Options written, at value
  (premiums received $1,043)......           --            --            --            --        1,500           --            --
Accrued expenses and other
  liabilities.....................       21,434        17,717        42,436        16,826       10,373        9,861        18,583
                                    -----------   -----------   -----------   -----------   ----------   ----------   -----------
TOTAL LIABILITIES.................    2,040,509     3,768,441     8,189,131       510,795       51,167      165,577        60,666
                                    -----------   -----------   -----------   -----------   ----------   ----------   -----------
NET ASSETS........................  $29,554,645   $36,946,151   $48,638,474   $38,252,091   $1,954,197   $1,944,089   $24,418,577
                                    ===========   ===========   ===========   ===========   ==========   ==========   ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................  $27,767,559   $34,446,324   $42,036,466   $35,287,986   $1,879,352   $1,739,717   $23,173,657
  Undistributed net investment
    income........................        7,694       133,876      (149,359)           --           --           --         2,086
  Accumulated net realized gain
    (loss) on investments and
    foreign currency related
    items.........................      (52,362)     (188,152)      (27,229)     (700,579)      (4,427)      (9,337)      628,745
  Net unrealized appreciation
    (depreciation) on:
    Investments...................    1,835,787     2,626,335     6,637,385     3,664,684       79,729      213,709       614,089
    Foreign currency related
      items.......................       (4,033)      (72,232)      141,211            --           --           --            --
    Options written...............           --            --            --            --         (457)          --            --
                                    -----------   -----------   -----------   -----------   ----------   ----------   -----------
NET ASSETS........................  $29,554,645   $36,946,151   $48,638,474   $38,252,091   $1,954,197   $1,944,089   $24,418,577
                                    ===========   ===========   ===========   ===========   ==========   ==========   ===========
TOTAL SHARES OUTSTANDING (NO PAR
  VALUE), UNLIMITED SHARES
  AUTHORIZED......................    2,208,950     2,555,038     3,199,648     3,428,898      184,058      168,506     2,049,217
                                    ===========   ===========   ===========   ===========   ==========   ==========   ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE......       $13.38        $14.46        $15.20        $11.16       $10.62       $11.54        $11.92
                                    ===========   ===========   ===========   ===========   ==========   ==========   ===========

                     See notes to the financial statements.

                                                                                  SALOMON                        T. ROWE
     JNL/PHOENIX        PPM             PPM           PPM         SALOMON       BROTHERS/JNL      T. ROWE       PRICE/JNL
     INVESTMENT     AMERICA/JNL     AMERICA/JNL   AMERICA/JNL   BROTHERS/JNL        U.S.         PRICE/JNL    INTERNATIONAL
       COUNSEL       HIGH YIELD        MONEY         VALUE         GLOBAL        GOVERNMENT     ESTABLISHED      EQUITY
       GROWTH           BOND          MARKET        EQUITY          BOND       & QUALITY BOND     GROWTH       INVESTMENT
       SERIES          SERIES         SERIES        SERIES         SERIES          SERIES         SERIES         SERIES
     -----------    -----------     -----------   -----------   ------------   --------------   -----------   -------------
     $23,800,643    $13,109,087     $23,003,245   $16,392,155    $13,370,742    $11,866,620     $28,994,231    $42,636,723
     ============  ==============   ============  ============  ============   ==============   ============  ============
     $24,090,991    $13,523,037     $23,003,245   $18,343,250    $13,574,106    $11,916,401     $32,988,888    $47,770,591
         10,359              --             --            --             --              --              --             --
             --              --             --            --             --              --             532        548,170
         18,717         292,496             31        36,625        240,675         115,022          30,238         87,212
             --              --             --            --      5,599,964              --              --             --
            272              --             --            --             --              --             464         36,889
        256,232         253,885        783,413       110,290         58,862          26,556         212,122        170,174
      1,206,353           1,300             --            --             --              --              --         11,116
          3,965              --             --        11,144             15              --           5,058             --
             --             813            227            --             --              --           3,747             --
     -----------    -----------     -----------   -----------    -----------    -----------     -----------    -----------
     25,586,889      14,071,531     23,786,916    18,501,309     19,473,622      12,057,979      33,241,049     48,624,152
     -----------    -----------     -----------   -----------    -----------    -----------     -----------    -----------
         16,199           8,431         11,965        10,663          9,100           5,537          22,257         45,096
             --              --             --            --          2,416              --              --             --
             --              --             --            --             --              --              --             --
             --              --             --            --      5,615,570              --              --             --
         17,634          31,405          8,194        11,867        164,436          18,716          48,622        261,424
            912           1,691            843        39,394         73,501           3,845          28,431          4,756
      2,731,642         615,535             --       661,506      1,102,544       2,184,744         833,185         72,609
         16,987          18,073         13,727        17,201         23,112          13,397          17,613         35,938
     -----------    -----------     -----------   -----------    -----------    -----------     -----------    -----------
      2,783,374         675,135         34,729       740,631      6,990,679       2,226,239         950,108        419,823
     -----------    -----------     -----------   -----------    -----------    -----------     -----------    -----------
     $22,803,515    $13,396,396     $23,752,187   $17,760,678    $12,482,943    $ 9,831,740     $32,290,941    $48,204,329
     ============  ==============   ============  ============  ============   ==============   ============  ============
     $21,854,859    $12,806,840     $23,752,187   $15,672,149    $12,212,887    $ 9,772,004     $28,335,681    $42,985,389
             --           6,041             --         5,272         24,906              --          (3,896)        65,539
        658,308         169,565             --       132,162         57,447           9,955         (35,557)        16,473
        290,348         413,950             --     1,951,095        203,364          49,781       3,994,657      5,133,868
             --              --             --            --        (15,661)             --              56          3,060
     -----------    -----------     -----------   -----------    -----------    -----------     -----------    -----------
     $22,803,515    $13,396,396     $23,752,187   $17,760,678    $12,482,943    $ 9,831,740     $32,290,941    $48,204,329
     ============  ==============   ============  ============  ============   ==============   ============  ============
      1,604,348       1,255,147     23,752,187     1,225,273      1,174,127         963,480       2,571,210      3,989,593
     ============  ==============   ============  ============  ============   ==============   ============  ============
         $14.21          $10.67          $1.00        $14.50         $10.63           $10.20         $12.56          $12.08
     ============  ==============   ============  ============  ============   ==============   ============  ============


       T. ROWE
      PRICE/JNL
       MID-CAP
       GROWTH
       SERIES
      ---------
     $42,772,841
     ===========
     $47,883,620
              ==
          12,339
              --
             314
         280,259
         115,264
             806
              --
     -----------
      48,292,602
     -----------
          35,547
              ==
              --
          53,574
           2,647
       1,075,875
          20,470
     -----------
       1,188,113
     -----------
     $47,104,489
     ===========
     $42,010,676
            (301)
         (16,665)
       5,110,779
              --
     -----------
     $47,104,489
     ===========

     ===========

     ===========

                                JNL SERIES TRUST

                            STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED DECEMBER 31, 1996*

                                                                                                                      JNL/PHOENIX
                                            JNL          JNL          JNL                       JNL/      JNL/EAGLE   INVESTMENT
                                         AGGRESSIVE    CAPITAL       GLOBAL     JNL/ALGER    EAGLE CORE   SMALLCAP      COUNSEL
                                           GROWTH       GROWTH      EQUITIES      GROWTH       EQUITY      EQUITY      BALANCED
                                           SERIES       SERIES       SERIES       SERIES      SERIES*      SERIES*      SERIES
                                         ----------    -------      --------    ---------    ----------   ---------   -----------
INVESTMENT INCOME
  Dividends............................  $   68,842   $  276,523   $  270,951   $  121,872    $  8,749    $  2,525    $   65,313
  Interest.............................     221,102       83,548      128,161       99,498         328         753       335,923
  Foreign tax withholding..............      (2,804)      (2,253)     (23,275)          --          (4)         --          (274)
                                           --------   ----------   ----------   ----------    --------    --------    ----------
TOTAL INVESTMENT INCOME................     287,140      357,818      375,837      221,370       9,073       3,278       400,962
                                           --------   ----------   ----------   ----------    --------    --------    ----------
EXPENSES
  Investment advisory fees.............     145,930      169,538      247,941      195,472       3,785       3,709       104,754
  Custodian fees.......................      38,301       25,104      117,996       11,344       1,040         537         9,088
  Transfer agent fees..................       1,266        1,266        1,266        1,066          --          --         1,066
  Portfolio accounting fees............       3,438        3,516        3,749        2,866          --          --         2,479
  Registration fees....................          58          118           88           99         322         322            50
  Professional fees....................      18,559       18,558       24,358       19,258      12,862      12,862        19,258
  Trustee fees.........................       1,357        1,362        1,357        1,357         440         440         1,356
  Other................................       7,023        7,594        8,003        8,079         851         851         4,916
                                           --------   ----------   ----------   ----------    --------    --------    ----------
TOTAL EXPENSES.........................     215,932      227,056      404,758      239,541      19,300      18,721       142,967
Less:
  Reimbursement from Advisor...........     (45,898)     (29,898)    (118,829)      (4,467)    (14,884)    (14,426)      (20,493)
  Fees paid indirectly.................      (2,234)      (2,641)      (2,093)     (10,114)         --          --          (839)
                                           --------   ----------   ----------   ----------    --------    --------    ----------
NET EXPENSES...........................     167,800      194,517      283,836      224,960       4,416       4,295       121,635
                                           --------   ----------   ----------   ----------    --------    --------    ----------
NET INVESTMENT INCOME (LOSS)...........     119,340      163,301       92,001       (3,590)      4,657      (1,017)      279,327
                                           --------   ----------   ----------   ----------    --------    --------    ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on:
  Investments..........................     602,416     (221,942)   1,196,113     (523,886)     (4,427)     (9,337)      933,110
  Foreign currency related items.......       9,765       28,945       (2,943)          --          --          --            --
Net change in unrealized appreciation
  (depreciation) on:
    Investments........................     999,505      872,041    4,236,085    3,281,071      79,272     213,709       476,858
    Foreign currency related items.....      (4,062)     (71,967)     128,253           --          --          --            --
                                           --------   ----------   ----------   ----------    --------    --------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS)...............................   1,607,624      607,077    5,557,508    2,757,185      74,845     204,372     1,409,968
                                           --------   ----------   ----------   ----------    --------    --------    ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $1,726,964   $  770,378   $5,649,509   $2,753,595    $ 79,502    $203,355    $1,689,295
                                           ========   ==========   ==========   ==========    ========    ========    ==========

-------------------------
* For period beginning September 16, 1996, commencement of operations, for JNL/Eagle Core Equity Series and JNL/Eagle SmallCap Equity Series.

                     See notes to the financial statements.

                                                                                                                 T. ROWE
     JNL/PHOENIX                      PPM                                         SALOMON         T. ROWE       PRICE/JNL
     INVESTMENT        PPM        AMERICA/JNL       PPM          SALOMON       BROTHERS/JNL      PRICE/JNL    INTERNATIONAL
       COUNSEL     AMERICA/JNL       MONEY      AMERICA/JNL    BROTHERS/JNL   U.S. GOVERNMENT   ESTABLISHED      EQUITY
       GROWTH       HIGH YIELD      MARKET      VALUE EQUITY   GLOBAL BOND    & QUALITY BOND      GROWTH       INVESTMENT
       SERIES      BOND SERIES      SERIES         SERIES         SERIES          SERIES          SERIES         SERIES
     -----------   -----------    -----------   ------------   ------------   ---------------   -----------   -------------
     $   72,873     $    4,681     $     --      $  235,569     $       --       $     --       $  196,524     $  568,552
         96,978        758,156      711,067           3,240        651,374        330,690           60,800        111,792
           (640)          (502)          --              --           (878)            --           (6,107)       (46,836)
       --------     ----------    ----------     ----------       --------       --------       ----------
        169,211        762,335      711,067         238,809        650,496        330,690          251,217        633,508
       --------     ----------    ----------     ----------       --------       --------       ----------
         76,618         59,890       77,345          56,818         64,789         35,080          133,940        297,941
          4,983          7,083        8,291          31,960         11,067          7,581           10,126         15,444
          1,066          1,066        1,065           1,066          1,166          1,266            1,266          1,266
          1,080          2,458        2,457           2,479          3,196          2,747            3,443          3,883
             50             99           75              24             77             37              195             77
         18,358         21,457       17,058          18,358         24,858         18,159           18,957         24,858
          1,356          1,356        1,356           1,356          1,357          1,357            1,357          1,357
          5,164          3,443        2,722           4,245          3,491          2,683            6,426          6,200
       --------     ----------    ----------     ----------       --------       --------       ----------
        108,675         96,852      110,369         116,306        110,001         68,910          175,710        351,026
        (19,190)       (24,657)     (13,678)        (46,993)       (33,688)       (26,313)         (18,006)       (12,467)
           (562)        (1,626)        (115)         (4,967)          (515)          (221)            (266)            --
       --------     ----------    ----------     ----------       --------       --------       ----------
         88,923         70,569       96,576          64,346         75,798         42,376          157,438        338,559
       --------     ----------    ----------     ----------       --------       --------       ----------
         80,288        691,766      614,491         174,463        574,698        288,314           93,779        294,949
       --------     ----------    ----------     ----------       --------       --------       ----------
      1,130,393        217,828           --         299,700        275,846         29,022           93,499        203,836
             --             --           --              --         57,170             --          (12,360)        25,484
        152,651        383,145           --       1,455,960        178,039         82,805        3,384,049      2,679,873
             --             --           --              --        (21,421)            --               44          2,709
       --------     ----------    ----------     ----------       --------       --------       ----------
      1,283,044        600,973           --       1,755,660        489,634        111,827        3,465,232      2,911,902
       --------     ----------    ----------     ----------       --------       --------       ----------
     $1,363,332     $1,292,739     $614,491      $1,930,123     $1,064,332       $400,141       $3,559,011     $3,206,851
       ========     ==========    ==========     ==========       ========       ========       ==========


      T. ROWE
     PRICE/JNL
      MID-CAP
       GROWTH
       SERIES
     ---------
     $   72,375
        132,476
           (234)
        204,617
        210,778
         10,199
          1,066
          3,376
             99
         19,258
          1,356
          8,667
        254,799
        (10,714)
           (123)
        243,962
        (39,345)
        750,795
             (3)
      3,708,604
             --
      4,459,396
     $4,420,051

                                JNL SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   JNL AGGRESSIVE                  JNL CAPITAL                   JNL GLOBAL
                                    GROWTH SERIES                 GROWTH SERIES                EQUITIES SERIES
                             ---------------------------   ---------------------------   ---------------------------
                             PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
                               APRIL 1,       MAY 15,        APRIL 1,       MAY 15,        APRIL 1,       MAY 15,
                               1996 TO         1995*         1996 TO         1995*         1996 TO         1995*
                             DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,
                                 1996           1996           1996           1996           1996           1996
                             ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
Net investment income
  (loss)...................  $   119,340     $   14,650    $   163,301     $  (27,120)   $    92,001    $    41,731
Net realized gain (loss)
  on:
  Investments..............      602,416      1,017,633       (221,942)       822,061      1,196,113      1,904,209
  Foreign currency related
    items..................        9,765        (27,706)        28,945         (6,783)        (2,943)      (114,384)
Net change in unrealized
  appreciation
  (depreciation) on:
  Investments..............      999,505        836,282        872,041      1,754,294      4,236,085      2,401,300
  Foreign currency related
    items..................       (4,062)            29        (71,967)          (265)       128,253         12,958
                             -----------     ----------    -----------     ----------    -----------    -----------
Net increase in net assets
  from operations..........    1,726,964      1,840,888        770,378      2,542,187      5,649,509      4,245,814
                             -----------     ----------    -----------     ----------    -----------    -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income......     (104,404)            --             (3)            --       (238,326)        (2,088)
Net realized gain on
  investment
  transactions.............   (1,470,576)      (205,786)      (390,495)      (422,240)    (2,687,572)      (365,329)
Return of capital..........     (289,382)            --             --             --       (955,663)            --
                             -----------     ----------    -----------     ----------    -----------    -----------
Total distributions to
  shareholders.............   (1,864,362)      (205,786)      (390,498)      (422,240)    (3,881,561)      (367,417)
                             -----------     ----------    -----------     ----------    -----------    -----------
SHARE TRANSACTIONS:
Proceeds from the sale of
  shares...................   26,877,906      6,815,571     34,276,844      7,274,705     38,726,566     11,922,082
Reinvestment of
  distributions............    1,746,593        205,786        374,294        422,240      3,277,573        367,417
Cost of shares redeemed....   (7,459,511)      (129,404)    (7,662,400)      (239,359)   (11,274,162)       (27,347)
                             -----------     ----------    -----------     ----------    -----------    -----------
Net increase in net assets
  from share
  transactions.............   21,164,988      6,891,953     26,988,738      7,457,586     30,729,977     12,262,152
                             -----------     ----------    -----------     ----------    -----------    -----------
Net increase in net
  assets...................   21,027,590      8,527,055     27,368,618      9,577,533     32,497,925     16,140,549
Net assets beginning of
  period...................    8,527,055             --      9,577,533             --     16,140,549             --
                             -----------     ----------    -----------     ----------    -----------    -----------
NET ASSETS END OF PERIOD...  $29,554,645     $8,527,055    $36,946,151     $9,577,533    $48,638,474    $16,140,549
                             ===========     ==========    ===========     ==========    ===========    ===========
UNDISTRIBUTED NET
  INVESTMENT INCOME........  $     7,694     $    7,691    $   133,876     $       --    $  (149,359)   $     2,538
                             ===========     ==========    ===========     ==========    ===========    ===========

                                      JNL/ALGER
                                    GROWTH SERIES
                             ---------------------------
                             PERIOD FROM    PERIOD FROM
                               APRIL 1,     OCTOBER 16,
                               1996 TO         1995*
                             DECEMBER 31,   TO MARCH 31,
                                 1996           1996
                             ------------   ------------
OPERATIONS:
Net investment income
  (loss)...................  $    (3,590)    $   (4,334)
Net realized gain (loss)
  on:
  Investments..............     (523,886)      (176,693)
  Foreign currency related
    items..................           --             --
Net change in unrealized
  appreciation
  (depreciation) on:
  Investments..............    3,281,071        383,613
  Foreign currency related
    items..................           --             --
                             -----------     ----------
Net increase in net assets
  from operations..........    2,753,595        202,586
                             -----------     ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income......           --             --
Net realized gain on
  investment
  transactions.............           --             --
Return of capital..........           --             --
                             -----------     ----------
Total distributions to
  shareholders.............           --             --
                             -----------     ----------
SHARE TRANSACTIONS:
Proceeds from the sale of
  shares...................   34,332,656      8,603,764
Reinvestment of
  distributions............           --             --
Cost of shares redeemed....   (7,483,397)      (157,113)
                             -----------     ----------
Net increase in net assets
  from share
  transactions.............   26,849,259      8,446,651
                             -----------     ----------
Net increase in net
  assets...................   29,602,854      8,649,237
Net assets beginning of
  period...................    8,649,237             --
                             -----------     ----------
NET ASSETS END OF PERIOD...  $38,252,091     $8,649,237
                             ===========     ==========
UNDISTRIBUTED NET
  INVESTMENT INCOME........  $        --     $       --
                             ===========     ==========

-------------------------
* Commencement of operations.

                     See notes to the financial statements.

        JNL/          JNL/EAGLE
     EAGLE CORE       SMALLCAP        JNL/PHOENIX INVESTMENT        JNL/PHOENIX INVESTMENT            PPM AMERICA/JNL
    EQUITY SERIES   EQUITY SERIES     COUNSEL BALANCED SERIES        COUNSEL GROWTH SERIES        HIGH YIELD BOND SERIES
    -------------   -------------   ---------------------------   ---------------------------   ---------------------------
     PERIOD FROM     PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
    SEPTEMBER 16,   SEPTEMBER 16,     APRIL 1,       MAY 15,        APRIL 1,       MAY 15,        APRIL 1,       MAY 15,
      1996* TO        1996* TO        1996 TO         1995*         1996 TO         1995*         1996 TO         1995*
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,
        1996            1996            1996           1996           1996           1996           1996           1996
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
     $    4,657      $   (1,017)    $   279,327     $   64,994    $    80,288     $    3,173    $   691,766     $  384,605
         (4,427)         (9,337)        933,110        121,825      1,130,393        254,010        217,828        (24,875)
             --              --              --             --             --             --             --             --
         79,272         213,709         476,858        137,231        152,651        137,697        383,145         30,805
             --              --              --             --             --             --             --             --
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
         79,502         203,355       1,689,295        324,050      1,363,332        394,880      1,292,739        390,535
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
         (4,657)             --        (301,815)       (40,871)       (83,226)          (235)      (798,203)      (272,127)
             --              --        (364,079)       (61,660)      (608,389)      (117,706)       (23,388)            --
           (320)             --              --             --             --             --             --             --
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
         (4,977)             --        (665,894)      (102,531)      (691,615)      (117,941)      (821,591)      (272,127)
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
      2,027,399       1,760,997      21,937,839      4,496,694     21,124,451      2,128,041     12,401,767      5,775,829
          2,270              --         652,446        102,531        673,981        117,941        790,186        272,127
       (149,997)        (20,263)     (3,955,738)       (60,115)    (2,184,704)        (4,851)    (6,422,234)       (10,835)
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
      1,879,672       1,740,734      18,634,547      4,539,110     19,613,728      2,241,131      6,769,719      6,037,121
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
      1,954,197       1,944,089      19,657,948      4,760,629     20,285,445      2,518,070      7,240,867      6,155,529
             --              --       4,760,629             --      2,518,070             --      6,155,529             --
     ----------      ----------     -----------     ----------    -----------     ----------    -----------     ----------
     $1,954,197      $1,944,089     $24,418,577     $4,760,629    $22,803,515     $2,518,070    $13,396,396     $6,155,529
     ==========      ==========     ===========     ==========    ===========     ==========    ===========     ==========
     $       --      $       --     $     2,086     $   24,386    $        --     $    2,938    $     6,041     $  112,478
     ==========      ==========     ===========     ==========    ===========     ==========    ===========     ==========

                                JNL SERIES TRUST

                                           PPM AMERICA/JNL                PPM AMERICA/JNL              SALOMON BROTHERS/JNL
                                         MONEY MARKET SERIES            VALUE EQUITY SERIES             GLOBAL BOND SERIES
                                     ----------------------------   ----------------------------   ----------------------------
                                     PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM
                                       APRIL 1,        MAY 15,        APRIL 1,        MAY 15,        APRIL 1,        MAY 15,
                                       1996 TO          1995*         1996 TO          1995*         1996 TO          1995*
                                     DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,
                                         1996           1996            1996           1996            1996           1996
                                     ------------   ------------    ------------   ------------    ------------   ------------
OPERATIONS:
Net investment income (loss).......  $    614,491    $  234,137     $   174,463     $   48,909     $   574,698     $  417,787
Net realized gain (loss) on:
  Investments......................            --            --         299,700         90,665         275,846         76,520
  Foreign currency related items...            --            --              --             --          57,170         14,461
Net change in unrealized
  appreciation (depreciation) on:
  Investments......................            --            --       1,455,960        495,135         178,039         25,325
  Foreign currency related items...            --            --              --             --         (21,421)         5,760
                                      -----------    ----------     -----------     ----------     -----------     ----------
Net increase in net assets from
  operations.......................       614,491       234,137       1,930,123        634,709       1,064,332        539,853
                                      -----------    ----------     -----------     ----------     -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income..............      (614,491)     (234,137)       (183,956)       (34,144)       (754,598)      (284,881)
Net realized gain on investment
  transactions.....................            --            --        (226,911)       (31,292)       (280,691)       (13,959)
Return of capital..................            --            --              --             --              --             --
                                      -----------    ----------     -----------     ----------     -----------     ----------
Total distribution to
  shareholders.....................      (614,491)     (234,137)       (410,867)       (65,436)     (1,035,289)      (298,840)
                                      -----------    ----------     -----------     ----------     -----------     ----------
SHARE TRANSACTIONS:
Proceeds from the sale of shares...    43,176,521     7,080,475      15,648,559      2,744,940       9,953,802      5,906,032
Reinvestment of distributions......       606,298       234,137         398,998         65,436         870,854        298,840
Cost of shares redeemed............   (26,846,271)     (498,973)     (3,171,440)       (14,344)     (4,750,819)       (65,822)
                                      -----------    ----------     -----------     ----------     -----------     ----------
Net increase in net assets from
  share transactions...............    16,936,548     6,815,639      12,876,117      2,796,032       6,073,837      6,139,050
                                      -----------    ----------     -----------     ----------     -----------     ----------
Net increase in net assets.........    16,936,548     6,815,639      14,395,373      3,365,305       6,102,880      6,380,063
Net assets beginning of period.....     6,815,639            --       3,365,305             --       6,380,063             --
                                      -----------    ----------     -----------     ----------     -----------     ----------
NET ASSETS END OF PERIOD...........  $ 23,752,187    $6,815,639     $17,760,678     $3,365,305     $12,482,943     $6,380,063
                                      ===========    ==========     ===========     ==========     ===========     ==========
UNDISTRIBUTED NET INVESTMENT
  INCOME...........................  $         --    $       --     $     5,272     $   14,765     $    24,906     $  154,263
                                      ===========    ==========     ===========     ==========     ===========     ==========

------------------------
* Commencement of operations.

                     See notes to the financial statements.

         SALOMON BROTHERS/JNL                                           T. ROWE PRICE/JNL
          U.S. GOVERNMENT &              T. ROWE PRICE/JNL                INTERNATIONAL                T. ROWE PRICE/JNL
         QUALITY BOND SERIES         ESTABLISHED GROWTH SERIES       EQUITY INVESTMENT SERIES        MID-CAP GROWTH SERIES
     ----------------------------   ----------------------------   ----------------------------   ----------------------------
     PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM
       APRIL 1,        MAY 15,        APRIL 1,        MAY 15,        APRIL 1,        MAY 15,        APRIL 1,        MAY 15,
       1996 TO          1995*         1996 TO          1995*         1996 TO          1995*         1996 TO          1995*
     DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,
         1996           1996            1996           1996            1996           1996            1996           1996
     ------------   ------------    ------------   ------------    ------------   ------------    ------------   ------------
     $   288,314     $  101,972     $    93,779     $   39,667     $   294,949     $   144,763    $   (39,345)    $    45,840
          29,022         16,922          93,499        755,376         203,836          28,284        750,795         646,003
              --             --         (12,360)          (688)         25,484         (98,371)            (3)           (638)
          82,805        (33,024)      3,384,049        610,608       2,679,873       2,453,995      3,708,604       1,402,175
              --             --              44             12           2,709             351             --              --
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
         400,141         85,870       3,559,011      1,404,975       3,206,851       2,529,022      4,420,051       2,093,380
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
        (318,115)       (69,090)        (91,356)       (32,938)       (465,733)             --       (144,094)         (1,703)
         (30,967)        (8,103)       (212,086)      (672,346)        (51,200)             --     (1,107,685)       (266,093)
              --             --      (1,234,953)            --              --              --             --              --
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
        (349,082)       (77,193)     (1,538,395)      (705,284)       (516,933)             --     (1,251,779)       (267,796)
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
       8,748,229      2,948,026      27,757,264      7,552,012      22,581,023      21,710,034     41,147,930       8,712,257
         330,365         77,193       1,489,773        705,284         255,509              --      1,198,205         267,796
      (2,304,702)       (27,107)     (7,748,754)      (184,945)     (1,533,092)        (28,085)    (8,955,066)       (260,489)
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
       6,773,892      2,998,112      21,498,283      8,072,351      21,303,440      21,681,949     33,391,069       8,719,564
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
       6,824,951      3,006,789      23,518,899      8,772,042      23,993,358      24,210,971     36,559,341      10,545,148
       3,006,789             --       8,772,042             --      24,210,971              --     10,545,148              --
     -----------     ----------     -----------     ----------     -----------     -----------    -----------     -----------
     $ 9,831,740     $3,006,789     $32,290,941     $8,772,042     $48,204,329     $24,210,971    $47,104,489     $10,545,148
     ===========     ==========     ===========     ==========     ===========     ===========    ===========     ===========
     $        --     $   31,823     $    (3,896)    $    6,828     $    65,539     $    80,214    $      (301)    $    44,137
     ===========     ==========     ===========     ==========     ===========     ===========    ===========     ===========

                                JNL SERIES TRUST

                              FINANCIAL HIGHLIGHTS

                                              JNL AGGRESSIVE                  JNL CAPITAL                     JNL GLOBAL
                                              GROWTH SERIES                  GROWTH SERIES                 EQUITIES SERIES
                                       ----------------------------   ----------------------------   ----------------------------
                                       PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM    PERIOD FROM     PERIOD FROM
                                         APRIL 1,        MAY 15,        APRIL 1,        MAY 15,        APRIL 1,        MAY 15,
                                         1996 TO          1995*         1996 TO          1995*         1996 TO          1995*
                                       DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,    DECEMBER 31,   TO MARCH 31,
                                           1996           1996            1996           1996            1996           1996
                                       ------------   ------------    ------------   ------------    ------------   ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $ 13.13        $10.00          $ 13.86         $10.00         $ 13.75         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........       0.05           0.01            0.06             --            0.03           0.10
Net realized and unrealized gains on
  investments and foreign currency
  related items......................       1.10           3.53            0.70           4.70            2.72           4.02
                                         -------        -------         -------         ------         -------         ------
Total income from investment
  operations.........................       1.15           3.54            0.76           4.70            2.75           4.12
                                         -------        -------         -------         ------         -------         ------
LESS DISTRIBUTIONS:
From net investment income...........      (0.05)            --              --             --           (0.08)            --
From net realized gains on investment
  transactions.......................      (0.71)         (0.41)          (0.16)         (0.84)          (0.90)         (0.37)
Return of capital....................      (0.14)            --              --             --           (0.32)            --
                                         -------        -------         -------         ------         -------         ------
Total distributions..................      (0.90)         (0.41)          (0.16)         (0.84)          (1.30)         (0.37)
                                         -------        -------         -------         ------         -------         ------
Net increase.........................       0.25           3.13            0.60           3.86            1.45            3.75
                                         -------        --------        -------         ------         -------         -------
NET ASSET VALUE, END OF PERIOD.......    $ 13.38        $  13.13        $ 14.46         $13.86         $ 15.20         $ 13.75
                                         =======        ========        =======         ======         =======         =======
TOTAL RETURN(A)......................       8.72%          35.78%          5.45%         47.94%          19.99%          41.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).........................    $29,555        $  8,527        $36,946         $9,578         $48,638         $16,141
Ratio of net expenses to average net
  assets(b)(c).......................       1.09%           1.09%          1.09%          1.09%           1.14%           1.15%
Ratio of net investment income to
  average net assets(b)(c)...........       0.77%           0.27%          0.91%         (0.49)%          0.37%           0.39%
Portfolio turnover rate..............      85.22%         163.84%        115.88%        128.56%          52.02%         142.36%
Average commission rate paid(d)......    $0.0242             n/a        $0.0196            n/a         $0.0162             n/a
RATIO INFORMATION ASSUMING NO EXPENSE
  REIMBURSEMENT OR FEES PAID
  INDIRECTLY
Ratio of expenses to average net
  assets(b)..........................       1.40%           2.77%          1.27%          2.08%           1.63%           2.25%
Ratio of net investment income to
  average net assets(b)..............       0.46%          (1.41)%         0.73%         (1.48)%         (0.12)%         (0.71)%

-------------------------
 *  Commencement of operations.

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.

(b) Annualized.

(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.

(d) Disclosure required for fiscal years beginning after September 1, 1995.

                     See notes to the financial statements.

                                   JNL/EAGLE       JNL/EAGLE
                                  CORE EQUITY      SMALLCAP        JNL/PHOENIX INVESTMENT       JNL/PHOENIX INVESTMENT
     JNL/ALGER GROWTH SERIES        SERIES       EQUITY SERIES    COUNSEL BALANCED SERIES       COUNSEL GROWTH SERIES
    --------------------------   -------------   -------------   --------------------------   --------------------------
    PERIOD FROM    PERIOD FROM    PERIOD FROM     PERIOD FROM    PERIOD FROM    PERIOD FROM   PERIOD FROM    PERIOD FROM
      APRIL 1,     OCTOBER 16,   SEPTEMBER 16,   SEPTEMBER 16,     APRIL 1,       MAY 15,       APRIL 1,       MAY 15,
      1996 TO       1995* TO       1996* TO        1996* TO        1996 TO       1995* TO       1996 TO       1995* TO
    DECEMBER 31,    MARCH 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    MARCH 31,    DECEMBER 31,    MARCH 31,
        1996          1996           1996            1996            1996          1996           1996          1996
    ------------   -----------   -------------   -------------   ------------   -----------   ------------   -----------
        $10.38       $10.00           $10.00          $10.00         $11.17        $10.00         $12.50        $10.00
            --           --            0.03           (0.01)          0.10          0.25           0.04           0.01
          0.78         0.38            0.62            1.55           0.98          1.40           2.12           3.66
       -------       ------          ------          ------        -------        ------        -------         ------
          0.78         0.38            0.65            1.54           1.08          1.65           2.16           3.67
       -------       ------          ------          ------        -------        ------        -------         ------
            --           --           (0.03)             --          (0.15)        (0.19)         (0.05)            --
            --           --              --              --          (0.18)        (0.29)         (0.40)         (1.17)
            --           --              --              --             --            --             --             --
       -------       ------          ------          ------        -------        ------        -------         ------
            --           --           (0.03)             --          (0.33)        (0.48)         (0.45)         (1.17)
       -------       ------          ------          ------        -------        ------        -------         ------
          0.78         0.38            0.62            1.54           0.75          1.17           1.71           2.50
       -------       ------          ------          ------        -------        ------        -------         ------
        $11.16       $10.38          $10.62          $11.54         $11.92        $11.17         $14.21         $12.50
       =======       ======          ======          ======        =======        ======        =======         ======
          7.51%        3.80%           6.47%          15.40%          9.72%        16.60%         17.28%         37.69%
       $38,252       $8,649         $ 1,954         $ 1,944        $24,419        $4,761        $22,804         $2,518
          1.07%        1.03%           1.05%           1.10%          1.04%         1.01%          1.04%          0.95%
         (0.02)%      (0.17)%          1.10%          (0.26)%         2.39%         2.99%          0.94%          0.28%
         59.92%       50.85%           1.36%          28.01%        158.15%       115.84%        184.33%        255.03%
       $0.0441          n/a         $0.0452         $0.0264        $0.0494           n/a        $0.0175            n/a
          1.19%        1.89%           4.57%           4.77%          1.22%         3.71%          1.27%          5.38%
         (0.14)%      (1.03)%         (2.42)%         (3.93)%         2.21%         0.29%          0.71%         (4.15)%


        PPM AMERICA/JNL HIGH
         YIELD BOND SERIES
     --------------------------
     PERIOD FROM    PERIOD FROM
       APRIL 1,       MAY 15,
       1996 TO       1995* TO
     DECEMBER 31,    MARCH 31,
         1996          1996
     ------------   -----------
        $10.23        $10.00
          0.51          0.73
          0.64          0.04
       -------        ------
          1.15          0.77
       -------        ------
         (0.69)        (0.54)
         (0.02)           --
            --            --
       -------        ------
         (0.71)        (0.54)
       -------        ------
          0.44          0.32
       -------        ------
        $10.67        $10.23
       =======        ======
         11.24%         7.82%
       $13,396        $6,156
          0.88%         0.88%
          8.64%         8.34%
        113.08%       186.21%
           n/a           n/a
          1.21%         1.50%
          8.31%         7.72%

                                JNL SERIES TRUST

                                                PPM AMERICA/JNL               PPM AMERICA/JNL            SALOMON BROTHERS/JNL
                                              MONEY MARKET SERIES           VALUE EQUITY SERIES           GLOBAL BOND SERIES
                                          ---------------------------   ---------------------------   ---------------------------
                                          PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
                                            APRIL 1,       MAY 15,        APRIL 1,       MAY 15,        APRIL 1,       MAY 15,
                                            1996 TO         1995*         1996 TO         1995*         1996 TO         1995*
                                          DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,
                                              1996           1996           1996           1996           1996           1996
                                          ------------   ------------   ------------   ------------   ------------   ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD....    $  1.00         $1.00         $ 12.77         $10.00        $ 10.46           $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............       0.04          0.04            0.10           0.23           0.42             0.81
Net realized and unrealized gains on
  investments and foreign currency
  related items.........................         --            --            1.97           2.86           0.70             0.24
                                            -------         -----         -------         ------        -------           ------
Total income from investment
  operations............................       0.04           0.04           2.07           3.09           1.12             1.05
                                            -------         ------        -------         ------        -------           ------
LESS DISTRIBUTIONS:
From net investment income..............      (0.04)         (0.04)         (0.15)         (0.17)         (0.69)           (0.56)
From net realized gains on investment
  transactions..........................         --             --          (0.19)         (0.15)         (0.26)           (0.03)
Return of capital.......................         --             --             --             --             --               --
                                            -------         ------        -------         ------        -------           ------
Total distributions.....................      (0.04)         (0.04)         (0.34)         (0.32)         (0.95)           (0.59)
                                            -------         ------        -------         ------        -------           ------
Net increase............................         --             --           1.73           2.77           0.17             0.46
                                            -------         ------        -------         ------        -------           ------
NET ASSET VALUE, END OF PERIOD..........    $  1.00         $ 1.00        $ 14.50         $12.77        $ 10.63           $10.46
                                            =======         ======        =======         ======        =======           ======
TOTAL RETURN(A).........................       3.61%          4.59%         16.25%         31.14%         10.68%           10.74%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)............................    $23,752         $6,816        $17,761         $3,365        $12,483           $6,380
Ratio of net expenses to average net
  assets(b)(c)..........................       0.75%          0.75%          0.85%          0.87%          0.99%            1.00%
Ratio of net investment income to
  average net assets(b)(c)..............       4.75%          5.06%          2.29%          2.33%          7.52%            9.01%
Portfolio turnover rate.................         --             --          13.71%         30.12%        109.85%          152.89%
Average commission rate paid(d).........        n/a            n/a        $0.0259            n/a            n/a              n/a
RATIO INFORMATION ASSUMING NO EXPENSE
  REIMBURSEMENT OR FEES PAID INDIRECTLY
Ratio of expenses to average net
  assets(b).............................       0.85%          1.30%          1.53%          2.28%          1.44%            2.14%
Ratio of net investment income to
  average net assets(b).................       4.65%          4.51%          1.61%          0.91%          7.07%            7.87%

-------------------------
 * Commencement of operations.

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.

(b) Annualized.

(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.

(d) Disclosure required for fiscal years beginning after September 1, 1995.

                     See notes to the financial statements.

     SALOMON BROTHERS/JNL U.S.                                        T. ROWE PRICE/
       GOVERNMENT & QUALITY            T. ROWE PRICE/JNL             JNL INTERNATIONAL             T. ROWE PRICE/JNL
            BOND SERIES            ESTABLISHED GROWTH SERIES     EQUITY INVESTMENT SERIES        MID-CAP GROWTH SERIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
      APRIL 1,       MAY 15,        APRIL 1,       MAY 15,        APRIL 1,       MAY 15,        APRIL 1,       MAY 15,
      1996 TO         1995*         1996 TO         1995*         1996 TO         1995*         1996 TO         1995*
    DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   TO MARCH 31,
        1996           1996           1996           1996           1996           1996           1996           1996
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $  10.09       $  10.00       $  11.36       $  10.00       $  11.25        $ 10.00       $  13.43       $  10.00
         0.24           0.45           0.03           0.07           0.06           0.04          (0.05)          0.06
         0.24           0.02           1.81           2.68           0.90           1.21           1.92           3.90
     --------       --------       --------       --------       --------        -------       --------       --------
         0.48           0.47           1.84           2.75           0.96           1.25           1.87           3.96
     --------       --------       --------       --------       --------        -------       --------       --------
        (0.34)         (0.34)         (0.04)         (0.06)         (0.12)            --          (0.05)            --
        (0.03)         (0.04)         (0.09)         (1.33)         (0.01)            --          (0.36)         (0.53)
           --             --          (0.51)            --             --             --             --             --
     --------       --------       --------       --------       --------        -------       --------       --------
        (0.37)         (0.38)         (0.64)         (1.39)         (0.13)            --          (0.41)         (0.53)
     --------       --------       --------       --------       --------        -------       --------       --------
         0.11           0.09           1.20           1.36           0.83           1.25           1.46           3.43
     --------       --------       --------       --------       --------        -------       --------       --------
     $  10.20       $  10.09       $  12.56       $  11.36       $  12.08        $ 11.25       $  14.89       $  13.43
     ========       ========       ========       ========       ========        ========      ========       ========
         4.82%          4.65%         16.12%         28.23%          8.54%         12.50%         13.91%         40.06%
     $  9,832       $  3,007       $ 32,291       $  8,772       $ 48,204        $24,211       $ 47,104       $ 10,545
         0.84%          0.84%          1.00%          1.00%          1.25%          1.25%          1.10%          1.10%
         5.72%          5.41%          0.59%          0.75%          1.09%          0.78%         (0.18)%         0.82%
       218.50%        253.37%         36.41%        101.13%          5.93%         16.45%         25.05%         66.04%
          n/a            n/a       $ 0.0288            n/a       $ 0.0257            n/a       $ 0.0326            n/a
         1.37%          2.53%          1.11%          2.09%          1.29%          2.14%          1.14%          2.10%
         5.19%          3.72%          0.48%         (0.34)%         1.05%         (0.11)%        (0.22)%        (0.18)%

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently offers shares in sixteen (16) separate Series, each with its own investment objective. The shares of the Trust are sold primarily to life insurance company separate accounts to fund the benefits of variable annuity policies.

     The Trust is composed of the following Series: JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities for which Janus Capital Corporation serves as the sub-advisor; JNL/Alger Growth for which Fred Alger Management, Inc. serves as the sub-advisor; JNL/Eagle Core Equity and JNL/Eagle SmallCap Equity for which Eagle Asset Management, Inc. serves as sub-advisor; JNL/Phoenix Investment Counsel Balanced and JNL/Phoenix Investment Counsel Growth for which Phoenix Investment Counsel, Inc. serves as the sub-advisor; PPM America/JNL High Yield Bond, PPM America/JNL Money Market and PPM America/JNL Value Equity for which PPM America, Inc. serves as the sub-advisor; Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond for which Salomon Brothers Asset Management Inc serves as the sub-advisor; T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth for which T. Rowe Price Associates, Inc. serves as the sub-advisor; and T. Rowe Price/JNL International Equity Investment for which Rowe Price-Fleming International, Inc. serves as the sub-advisor. Salomon Brothers Asset Management Inc has entered into a sub-advisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited pursuant to which it will provide certain sub-advisory services to Salomon Brothers Asset Management Inc relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. Jackson National Financial Services, Inc. ("JNFSI"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment advisor ("Advisor") for all the Series of the Trust. PPM America, Inc. is an affiliate of the Advisor. Shares are presently offered only to Jackson National and its separate account. As of December 31, 1996, Jackson National's investment in the Trust totaled $45,710,487.

     The costs associated with the organization of the Trust and certain other initial period costs have been borne by Jackson National.

     Effective December 31, 1996, the Trust changed its fiscal year end to December 31.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Trustees. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Short-term securities maturing within 60 days of purchase, and all securities in the PPM America/JNL Money Market Series, are valued at amortized cost, which approximates market value. American Depository Receipts ("ADRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars.

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis, which is the same basis used for federal income tax purposes.

     FOREIGN CURRENCY TRANSLATIONS -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates in effect at the close of the New York Stock Exchange. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

     Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed income securities, entering into forward foreign currency exchange contracts, and accruing income or settling portfolio purchases and sales denominated in a foreign currency paid or received at a later date are recorded as net realized foreign currency related gains (losses) and are considered ordinary income for tax purposes. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) on investments and net unrealized appreciation (depreciation) on investments, respectively.

     FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into foreign currency contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the forward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain
(loss) on foreign currency related items.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Series' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Series could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts. See Note 7 for a listing of open forward foreign currency exchange contracts as of December 31, 1996.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Series may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Series record purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date.

     UNREGISTERED SECURITIES -- Some of the Series own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Series after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Series have the right to include their securities in such registration generally without cost to the Series. The Series have no right to require registration of unregistered securities. Unregistered and other illiquid securities are limited to 15% (10% in the case of PPM America/JNL Money Market Series and the JNL/Alger Growth Series) of the net assets of a Series.

     OPTIONS TRANSACTIONS -- Some of the Series may write covered call options on portfolio securities. The risk in writing a call option is that the Series gives up the opportunity of profit if the market price of the security increases. Option contracts are valued at the closing prices on their exchanges and the Series will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option are adjusted by the amount of premium received.

     DOLLAR ROLL TRANSACTIONS -- The Salomon Brothers/ JNL Global Bond Series and the Salomon Brothers/JNL

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

U.S. Government & Quality Bond Series entered into dollar roll transactions with respect to mortgage securities in which the Series sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Series forgoes principal and interest paid on the mortgage securities sold. The Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments.

     REPURCHASE AGREEMENTS -- Certain Series in the Trust may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     DISTRIBUTIONS TO SHAREHOLDERS -- The PPM America/JNL Money Market Series declares dividends daily and pays dividends monthly. For all other Series, dividends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed annually. All income, dividends, and capital gains distributions, if any, on Series shares are reinvested automatically in additional shares of the Series at the net asset value determined on the first business day following the record date, unless otherwise requested by the shareholder.

     FEDERAL INCOME TAXES -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Series. The Trust may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     For federal income tax purposes, JNL Capital Growth Series, JNL/Alger Growth Series and JNL/Eagle SmallCap Equity Series have capital loss carryovers totalling $168,603, $696,137 and $5,034, respectively, expiring in 2004 which can be used to offset future realized capital gains.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     JNFSI is the investment advisor of each Series and provides each Series with professional investment supervision and management. JNFSI provides accounting services, preparation of financial statements, tax services and regulatory reports to the Trust. In addition to providing the services described above, JNFSI selects, contracts with, and compensates sub-advisors to manage the investment and reinvestment of the assets of the Trust.

     As compensation for its services, JNFSI receives a fee from each Series. The fees, which are accrued daily and payable monthly, are calculated on the basis of the average daily net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the fees each Series is currently obligated to pay JNFSI.

                                                                $0 TO    $50 TO    $150 TO    $300 TO     OVER
(M - MILLIONS)                                                  $50 M    $150 M    $300 M     $500 M     $500 M
--------------                                                  -----    ------    -------    -------    ------
JNL Aggressive Growth Series................................     .95%     .95%       .90%       .85%      .85%
JNL Capital Growth Series...................................     .95%     .95%       .90%       .85%      .85%
JNL Global Equities Series..................................    1.00%    1.00%       .95%       .90%      .90%
JNL/Alger Growth Series.....................................    .975%    .975%      .975%       .95%      .90%


--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                $0 TO    $50 TO    $150 TO    $300 TO     OVER
(M - MILLIONS)                                                  $50 M    $150 M    $300 M     $500 M     $500 M
--------------                                                  -----    ------    -------    -------    ------
JNL/Eagle Core Equity Series................................     .90%     .85%       .85%       .75%      .75%
JNL/Eagle SmallCap Equity Series............................     .95%     .95%       .90%       .90%      .85%
JNL/Phoenix Investment Counsel Balanced Series..............     .90%     .80%       .75%       .70%      .65%
JNL/Phoenix Investment Counsel Growth Series................     .90%     .85%       .80%       .75%      .70%
PPM America/JNL High Yield Bond Series......................     .75%     .70%      .675%       .65%     .625%
PPM America/JNL Money Market Series.........................     .60%     .60%      .575%       .55%     .525%
PPM America/JNL Value Equity Series.........................     .75%     .70%      .675%       .65%     .625%
Salomon Brothers/JNL Global Bond Series.....................     .85%     .85%       .80%       .80%      .75%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%     .70%       .65%       .60%      .55%
T. Rowe Price/JNL Established Growth Series.................     .85%     .85%       .80%       .80%      .80%
T. Rowe Price/JNL International Equity Investment Series....    1.10%    1.05%      1.00%       .95%      .90%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%     .95%       .90%       .90%      .90%

     As compensation for their services, the sub-advisors receive fees from JNFSI computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of such Series. The following is a schedule of the management fees JNFSI currently is obligated to pay the sub-advisors out of the advisory fee it receives from each Series as specified above.

                                                            $0 TO    $50 TO    $100 TO    $150 TO    $300 TO     OVER
(M - MILLIONS)                                              $50 M    $100 M    $150 M     $300 M     $500 M     $500 M-
--------------                                              -----    ------    -------    -------    -------    ------
JNL Aggressive Growth Series*..........................     .55%      .55%       .50%       .50%      .50%       .45%
JNL Capital Growth Series*.............................     .55%      .55%       .50%       .50%      .50%       .45%
JNL Global Equities Series*............................     .55%      .55%       .50%       .50%      .50%       .45%
JNL/Alger Growth Series................................     .55%      .55%       .55%       .55%      .50%       .45%
JNL/Eagle Core Equity Series...........................     .45%      .40%       .40%       .40%      .30%       .30%
JNL/Eagle SmallCap Equity Series.......................     .50%      .50%       .50%       .45%      .45%       .40%
JNL/Phoenix Investment Counsel Balanced Series.........     .50%      .40%       .40%       .30%      .25%       .20%
JNL/Phoenix Investment Counsel Growth Series...........     .50%      .40%       .40%       .30%      .25%       .20%
PPM America/JNL High Yield Bond Series.................     .25%      .20%       .20%      .175%      .15%      .125%
PPM America/JNL Money Market Series....................     .20%      .15%       .15%      .125%      .10%      .075%
PPM America/JNL Value Equity Series....................     .25%      .20%       .20%      .175%      .15%      .125%
Salomon Brothers/JNL Global Bond Series................    .375%      .35%       .35%       .30%      .30%       .25%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series...............................................    .225%     .225%      .225%      .175%      .15%       .10%

                                                                $0 TO    $20 TO    $50 TO     $200
                                                                $20 M    $50 M     $200 M      M+
                                                                -----    ------    ------     ----
T. Rowe Price/JNL Established Growth Series.................     .45%      .40%     .40%**     .40%
T. Rowe Price/JNL International Equity Investment Series....     .75%      .60%     .50%       .50%**
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .60%      .50%     .50%**     .50%

 * Prior to September 16, 1996, the sub-advisory fees payable to Janus for these Series were: $0 to $50 million -- .60%; $50 to $150 million -- .55%; $150 to
$300 million -- .45%; $300 to $500 million -- .40%; over $500 million -- .40%.

** When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Series.

     Trustees not affiliated with Jackson National receive a fee of $2,500 for each meeting of the Board of Trustees attended as well as certain out of pocket expenses. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees. The Trust paid fees of $20,000 to non-affiliated Trustees for the period ended December 31, 1996.

     Each Series is charged for those expenses that are directly attributable to it, such as advisory, custodian, accounting services and certain shareholder service fees, while other expenses that cannot be directly attributable to a Series are allocated in equal proportion to each Series.

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     Currently, the Advisor reimburses each of the Series for annual expenses (excluding the investment advisory fee) prior to fees paid indirectly in excess of .15 % of average daily net assets. These voluntary reimbursements may be modified or discontinued by the Advisor at any time.

     During the period ended December 31, 1996, the Series earned credits on uninvested cash balances held by certain Series at the custodian. These credits were used to reduce custodian expenses. Of the credits for the JNL/Alger Growth Series, $10,114 was used to reduce expenses and the remaining $58,958 in credits are included in interest income.

NOTE 4. SECURITY TRANSACTIONS

     During the period ended December 31, 1996, cost of purchases and proceeds from sales and maturities of securities, other than short-term investments, were as follows (in thousands):

                                                                 COST OF     PROCEEDS FROM SALES
                                                                PURCHASES      AND MATURITIES
                                                                ---------    -------------------
JNL Aggressive Growth Series................................     $29,706           $12,904
JNL Capital Growth Series...................................      49,090            25,376
JNL Global Equities Series..................................      42,931            16,034
JNL/Alger Growth Series.....................................      39,382            13,988
JNL/Eagle Core Equity Series................................       1,739                18
JNL/Eagle SmallCap Equity Series............................       1,967               355
JNL/Phoenix Investment Counsel Balanced Series..............      37,329            20,960
JNL/Phoenix Investment Counsel Growth Series................      36,290            17,825
PPM America/JNL High Yield Bond Series......................      17,786            11,343
PPM America/JNL Value Equity Series.........................      14,173             1,628
Salomon Brothers/JNL Global Bond Series.....................      18,882            12,774
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................      21,718            15,072
T. Rowe Price/JNL Established Growth Series.................      26,615             7,325
T. Rowe Price/JNL International Equity Investment Series....      22,137             2,036
T. Rowe Price/JNL Mid-Cap Growth Series.....................      35,253             6,673

     Included in these transactions were purchases and sales of U.S. Government obligations of $13,728,073 and $6,229,697 in the JNL/Phoenix Investment Counsel Balanced Series; $3,608,199 and $1,501,046 in the Salomon Brothers/JNL Global Bond Series; $11,928,476 and $4,375,100 in the Salomon Brothers/JNL U.S. Government & Quality Bond Series, respectively.

     The federal income tax cost basis and gross unrealized appreciation and depreciation on investments as of December 31, 1996, were as follows (in thousands):

                                                             TAX        GROSS          GROSS
                                                            COST      UNREALIZED     UNREALIZED    NET UNREALIZED
                                                            BASIS    APPRECIATION   DEPRECIATION    APPRECIATION
                                                            -----    ------------   ------------   --------------
JNL Aggressive Growth Series.............................  $28,099      $2,522        $  (750)         $1,772
JNL Capital Growth Series................................   34,938       4,094         (1,409)          2,685
JNL Global Equities Series...............................   42,410       7,450           (940)          6,510
JNL/Alger Growth Series..................................   34,480       4,738         (1,078)          3,660
JNL/Eagle Core Equity Series.............................    1,717         103            (24)             79
JNL/Eagle SmallCap Equity Series.........................    1,603         264            (50)            214
JNL/Phoenix Investment Counsel Balanced Series...........   23,695         876           (291)            585
JNL/Phoenix Investment Counsel Growth Series.............   23,812         689           (410)            279
PPM America/JNL High Yield Bond Series...................   13,109         435            (21)            414
PPM America/JNL Value Equity Series......................   16,392       1,997            (46)          1,951
Salomon Brothers/JNL Global Bond Series..................   13,367         412           (205)            207

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                             TAX        GROSS          GROSS
                                                            COST      UNREALIZED     UNREALIZED    NET UNREALIZED
                                                            BASIS    APPRECIATION   DEPRECIATION    APPRECIATION
                                                            -----    ------------   ------------   --------------
Salomon Brothers/JNL U.S. Government & Quality
  Bond Series............................................  $11,871      $   66        $   (21)         $   45
T. Rowe Price/JNL Established Growth Series..............   29,030       4,544           (585)          3,959
T. Rowe Price/JNL International Equity Investment
  Series.................................................   42,818       6,723         (1,770)          4,953
T. Rowe Price/JNL Mid-Cap Growth Series..................   42,790       6,400         (1,306)          5,094

NOTE 5. TRUST TRANSACTIONS

     Transactions of trust shares for the period ending December 31, 1996 were as follows:

                                                             SHARES      DISTRIBUTIONS      SHARES          NET
                                                           PURCHASED      REINVESTED       REDEEMED       INCREASE
                                                           ---------     -------------     --------       --------
JNL Aggressive Growth Series...........................     1,957,943       130,538          (528,956)    1,559,525
JNL Capital Growth Series..............................     2,355,859        25,885          (517,730)    1,864,014
JNL Global Equities Series.............................     2,508,660       215,630          (698,526)    2,025,764
JNL/Alger Growth Series................................     3,282,099            --          (686,090)    2,596,009
JNL/Eagle Core Equity Series...........................       198,190           214           (14,346)      184,058
JNL/Eagle SmallCap Equity Series.......................       170,418            --            (1,912)      168,506
JNL/Phoenix Investment Counsel Balanced Series.........     1,895,883        54,735          (327,417)    1,623,201
JNL/Phoenix Investment Counsel Growth Series...........     1,507,501        47,430          (151,986)    1,402,945
PPM America/JNL High Yield Bond Series.................     1,157,121        74,057          (577,564)      653,614
PPM America/JNL Money Market Series....................    43,176,521       606,298       (26,846,271)   16,936,548
PPM America/JNL Value Equity Series....................     1,153,246        27,517          (219,113)      961,650
Salomon Brothers/JNL Global Bond Series................       898,823        81,924          (416,558)      564,189
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series...............................................       852,084        32,389          (218,886)      665,587
T. Rowe Price/JNL Established Growth Series............     2,278,033       118,612          (597,638)    1,799,007
T. Rowe Price/JNL International Equity Investment
  Series...............................................     1,947,418        21,151          (131,846)    1,836,723
T. Rowe Price/JNL Mid-Cap Growth Series................     2,905,453        80,471          (608,146)    2,377,778

     Transactions of trust shares for the period ending March 31, 1996 were as follows:

                                                             SHARES      DISTRIBUTIONS      SHARES          NET
                                                           PURCHASED      REINVESTED       REDEEMED       INCREASE
                                                           ---------     -------------     --------       --------
JNL Aggressive Growth Series...........................       642,443        17,149           (10,167)      649,425
JNL Capital Growth Series..............................       675,761        33,752           (18,489)      691,024
JNL Global Equities Series.............................     1,146,694        29,253            (2,063)    1,173,884
JNL/Alger Growth Series................................       848,221            --           (15,332)      832,889
JNL/Phoenix Investment Counsel Balanced Series.........       422,105         9,270            (5,359)      426,016
JNL/Phoenix Investment Counsel Growth Series...........       191,590        10,203              (390)      201,403
PPM America/JNL High Yield Bond Series.................       575,596        26,997            (1,060)      601,533
PPM America/JNL Money Market Series....................     7,080,475       234,137          (498,973)    6,815,639
PPM America/JNL Value Equity Series....................       259,328         5,480            (1,185)      263,623
Salomon Brothers/JNL Global Bond Series................       586,655        29,530            (6,247)      609,938
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series...............................................       293,083         7,487            (2,677)      297,893
T. Rowe Price/JNL Established Growth Series............       723,123        65,547           (16,467)      772,203
T. Rowe Price/JNL International Equity Investment
  Series...............................................     2,155,419            --            (2,549)    2,152,870
T. Rowe Price/JNL Mid-Cap Growth Series................       783,616        21,614           (19,833)      785,397

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

NOTE 7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1996, the following Series had entered into "position hedge" forward foreign currency exchange contracts that obligate the Series to deliver and receive currencies at specified future dates. The unrealized appreciation (depreciation) of $(4,194), $(71,007), $139,453, and $(15,606) in
the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, and Salomon Brothers/JNL Global Bond Series, respectively, is included in net unrealized appreciation on foreign currency related items in the accompanying financial statements. The terms of the open contracts are as follows:

JNL AGGRESSIVE GROWTH SERIES

SETTLEMENT                                        U.S. $ VALUE                                        U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED        AT 12/31/96          CURRENCY TO BE RECEIVED        AT 12/31/96
----------        ------------------------        ------------         -----------------------        ------------
  4/22/97         99,832  US $                     $   99,832        150,000  Deutsche Mark            $   98,200
  4/22/97        150,000  Deutsche Mark                98,200         98,457  US $                         98,457
  1/27/97         10,000  Finnish Marka                 2,178          2,234  US $                          2,234
  4/22/97         15,000  Finnish Marka                 3,285          3,292  US $                          3,292
  5/27/97      1,000,000  Finnish Marka               219,527        223,140  US $                        223,140
   6/4/97        130,000  Finnish Marka                28,554         28,341  US $                         28,341
  1/16/97         35,000  British Sterling Pound       59,943         54,600  US $                         54,600
  4/22/97          4,000  British Sterling Pound        6,833          6,340  US $                          6,340
  5/27/97        120,000  British Sterling Pound      204,783        201,576  US $                        201,576
  6/04/97         47,000  British Sterling Pound       80,188         78,729  US $                         78,729
  1/27/97         35,786  US $                         35,786     55,000,000  Italian Lire                 36,203
  1/27/97     70,000,000  Italian Lire                 46,076         45,625  US $                         45,625
  2/10/97     30,000,000  Italian Lire                 19,734         19,526  US $                         19,526
  5/12/97     50,000,000  Italian Lire                 32,790         32,731  US $                         32,731
  5/27/97         35,765  US $                         35,765     55,000,000  Italian Lire                 36,056
  5/27/97    110,000,000  Italian Lire                 72,111         72,746  US $                         72,746
  1/27/97         80,000  Swedish Kronor               11,744         12,164  US $                         12,164
  3/11/97        235,000  Swedish Kronor               34,565         34,417  US $                         34,417
  4/22/97         29,228  US $                         29,228        200,000  Swedish Kronor               29,474
  4/22/97        400,000  Swedish Kronor               58,948         60,441  US $                         60,441
  5/27/97        190,000  Swedish Kronor               28,046         28,847  US $                         28,847
  6/04/97        577,000  Swedish Kronor               85,202         85,985  US $                         85,985
                                                   ----------                                          ----------
                                                   $1,293,318                                          $1,289,124
                                                   ==========                                          ==========



--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JNL CAPITAL GROWTH SERIES

SETTLEMENT                                        U.S. $ VALUE                                        U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED        AT 12/31/96          CURRENCY TO BE RECEIVED        AT 12/31/96
----------        ------------------------        ------------         -----------------------        ------------
  1/16/97        115,000  British Sterling Pound   $  196,955        179,400  US $                     $  179,400
  1/24/97        300,000  British Sterling Pound      513,711        465,090  US $                        465,090
  5/27/97        125,000  British Sterling Pound      213,315        209,975  US $                        209,975
  6/04/97         48,000  British Sterling Pound       81,894         80,403  US $                         80,403
                                                     --------                                            --------
                                                   $1,005,875                                          $  934,868
                                                     ========                                            ========

JNL GLOBAL EQUITIES SERIES

SETTLEMENT                                        U.S. $ VALUE                                        U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED        AT 12/31/96          CURRENCY TO BE RECEIVED        AT 12/31/96
----------        ------------------------        ------------         -----------------------        ------------
  1/16/97        600,000  Swiss Franc              $  448,999        484,539  US $                     $  484,539
  1/17/97        150,000  Swiss Franc                 112,377        125,408  US $                        125,408
  3/04/97      1,400,000  Swiss Franc               1,052,746      1,058,809  US $                      1,058,809
  5/12/97        122,000  Swiss Franc                  92,398         98,125  US $                         98,125
  1/16/97         30,000  Deutsche Mark                19,516         19,840  US $                         19,840
  1/17/97        275,000  Deutsche Mark               178,909        183,541  US $                        183,541
  1/27/97        400,000  Deutsche Mark               260,402        272,067  US $                        272,067
  3/04/97      1,400,000  Deutsche Mark               913,560        900,354  US $                        900,354
  1/16/97        750,000  Finnish Marka               163,222        165,213  US $                        165,213
  5/12/97         93,000  Finnish Marka                20,395         20,701  US $                         20,701
  1/16/97        500,000  French Franc                 96,458         97,656  US $                         97,656
  1/16/97        164,211  US $                        164,211        100,000  British Sterling Pound      171,265
  1/16/97        100,000  British Sterling Pound      171,265        156,000  US $                        156,000
  1/17/97        345,213  US $                        345,213        210,000  British Sterling Pound      359,649
  1/17/97        210,000  British Sterling Pound      359,649        324,971  US $                        324,971
  1/16/97    115,250,000  Japanese Yen                997,420      1,057,276  US $                      1,057,276
  3/11/97      9,000,000  Japanese Yen                 78,489         80,413  US $                         80,413
  6/17/97     21,000,000  Japanese Yen                185,716        189,309  US $                        189,309
  1/17/97      6,400,000  Swedish Kronor              939,106        970,727  US $                        970,727
  1/27/97        700,000  Swedish Kronor              102,758        106,727  US $                        106,727
 11/03/97        118,000  South African Rand           22,925         22,597  US $                         22,597
                                                   ----------                                          ----------
                                                   $6,725,734                                          $6,865,187
                                                   ==========                                          ==========

--------------------------------------------------------------------------------

                                JNL SERIES TRUST

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

SETTLEMENT                                        U.S. $ VALUE                                        U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED        AT 12/31/96          CURRENCY TO BE RECEIVED        AT 12/31/96
----------        ------------------------        ------------         -----------------------        ------------
  1/22/97         19,327  Australian $             $   15,357         15,268  US $                     $   15,268
  1/22/97        645,849  Canadian $                  472,117        482,318  US $                        482,318
  1/22/97      1,309,879  US $                      1,309,879      1,971,084  Deutsche Mark             1,282,766
  1/22/97      2,030,669  Deutsche Mark             1,321,543      1,333,702  US $                      1,333,702
  1/22/97         29,973  US $                         29,973        178,341  Danish Kroner                30,310
  1/22/97        698,859  Danish Kroner               118,774        120,141  US $                        120,141
  1/22/97        654,334  US $                        654,334        396,126  Irish Punts                 671,193
  1/22/97        508,142  Irish Punts                 860,992        830,025  US $                        830,025
  1/22/97        415,507  US $                        415,507        590,796  New Zealand $               417,095
  1/22/97        590,796  New Zealand $               417,094        417,146  US $                        417,146
                                                     --------                                            --------
                                                   $5,615,570                                          $5,599,964
                                                   ==========                                          ==========

NOTE 8. RECLASSIFICATION OF PERMANENT BOOK-TO-TAX DIFFERENCES

     As a result of permanent book-to-tax differences, the following reclassifications were made to the statement of assets and liabilities. For the period ended December 31, 1996, accumulated net realized gain (loss) on investments and foreign currency related items was increased (decreased) by $14,933, $29,422, $5,572, ($188), ($50,543), $2,022, $13,147, ($156,109) and
($39,044), respectively, for the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Phoenix Investment Counsel Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series; undistributed net investment income was increased (decreased) by ($14,933), ($29,422), ($5,572), $3,590, $1,017, $188,
$50,543, ($2,022), ($13,147), $156,109 and $139,001, respectively, for JNL
Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Eagle SmallCap Equity Series, JNL/Phoenix Investment Counsel Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series; and net increases (decreases) of ($3,590), ($1,017) and ($99,957), respectively, for the JNL/Alger Growth Series, JNL/Eagle SmallCap Equity Series and T. Rowe Price/JNL Mid-Cap Growth Series, were reclassified in the Series' paid-in capital.

                          JNL AGGRESSIVE GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                      MARKET
                                           SHARES      VALUE
                                           ------     ------
COMMON STOCKS -- 83.26%
-----------------------------------------
FINLAND -- 0.81%
-----------------------------------------
DURABLE GOODS -- 0.81%
  Metra Oy, B Shares.....................  4,307    $   241,567
FRANCE -- 0.31%
-----------------------------------------
COMPUTER SERVICES -- 0.31%
  Axime (a)..............................    806         93,206
ITALY -- 0.43%
-----------------------------------------
BANKS -- 0.06%
  Banca Popolare Di Bergamo..............  1,047         17,254
TELECOMMUNICATIONS -- 0.37%
  Telecom Italia Mobile (a)..............  43,732       110,555
                                                    -----------
    Total Italy..........................               127,809
MEXICO -- 0.05%
-----------------------------------------
BROKERAGE -- 0.05%
  Grupo Financiero Inbursa, S.A. de
  C.V. ..................................  4,300         14,694
SWEDEN -- 0.66%
-----------------------------------------
HOLDING COMPANY -- 0.28%
  Kinnevik AB, B Shares..................  3,018         83,195
SECURITY SYSTEMS -- 0.22%
  Securitas AB, B Shares.................  2,307         67,148
TELECOMMUNICATIONS -- 0.16%
  Netcom Systems AB (a)..................  2,940         47,636
                                                    -----------
    Total Sweden.........................               197,979
UNITED KINGDOM -- 1.74%
-----------------------------------------
BUSINESS SERVICES -- 1.24%
  Rentokil Group.........................  49,326       371,825
DRUGS -- 0.06%
  Glaxo Wellcome.........................  1,128         18,359
FINANCIAL -- 0.44%
  Barclays...............................  7,653        131,177
                                                    -----------
    Total United Kingdom.................               521,361
UNITED STATES -- 79.26%
-----------------------------------------
AEROSPACE & AIRCRAFT -- 0.66%
  U.S. Robotics Corp. (a) ...............  2,725        196,200
APPAREL -- 3.86%
  Abercrombie & Fitch Co. (a)............  15,225       251,212
  Nike, Inc., Class B....................  6,975        416,756
  Nordstrom, Inc. .......................  1,150         40,753
  Gucci Group N.V.-N.Y...................  6,650        424,769
  Tommy Hilfiger Corp. (a)...............    400         19,200
                                                    -----------
                                                      1,152,690
BANKS -- 7.50%
  Chase Manhattan Corp. .................  3,375        301,219
  Wells Fargo & Co. .....................  7,191      1,939,772
                                                    -----------
                                                      2,240,991

                                                      MARKET
                                           SHARES      VALUE
                                           ------     ------
COMMON STOCKS (CONTINUED)
-----------------------------------------
UNITED STATES (CONTINUED)
-----------------------------------------
BUSINESS SERVICES -- 1.51%
  Intelliquest Information Group, Inc.
  (a)....................................  6,750    $   153,563
  Lamar Advertising Co. (a)..............  5,475        132,769
  Outdoor Systems Inc. (a)...............  5,175        145,547
  Quintiles Transnational Corp. (a)......     75          4,969
  West Teleservices Corp. (a)............    625         14,219
                                                    -----------
                                                        451,067
CHEMICALS -- 3.70%
  Lilly Eli & Co. .......................  7,475        545,675
  Monsanto Co. ..........................  8,950        347,931
  Praxair, Inc. .........................  1,300         59,963
  SmithKline Beecham PLC -- ADR..........  2,225        151,300
                                                    -----------
                                                      1,104,869
COMPUTERS & TECHNOLOGY -- 23.73%
  Baan Co NVF (a)........................    425         14,769
  Black Box Corp. (a)....................    825         34,031
  Cisco Systems, Inc. (a)................  16,025     1,019,591
  Documentum, Inc. (a)...................    950         32,062
  Ecsoft Group, PLC (a)..................  4,800         46,200
  First Data Corp. ......................  16,100       587,650
  HBO & Co. .............................  16,525       981,172
  HNC Software, Inc. (a).................  6,600        206,250
  Indus Group, Inc. (a)..................  3,775         97,206
  Intel Corp. ...........................  3,150        412,453
  Intelligroup, Inc. (a).................  20,000       220,000
  International Business Machines
    Corp. ...............................  3,250        490,750
  JDA Software, Inc. (a).................  6,200        176,700
  Keane, Inc. (a)........................  10,000       317,500
  Meta Group, Inc. (a)...................  9,150        247,050
  Microsoft Corp. (a)....................  1,500        123,938
  Netscape Communications Corp. (a)......  5,600        318,500
  Oracle Systems Corp. (a)...............  1,650         68,887
  Parametric Technology Corp. (a)........  9,875        507,328
  Peoplesoft, Inc. (a)...................  11,550       553,678
  Sapient Corp. (a)......................    800         33,700
  Sun Microsystems, Inc. (a).............  9,750        250,453
  Verifone, Inc. (a).....................  3,000         88,500
  Xylan Corp. (a)........................  9,150        258,488
                                                    -----------
                                                      7,086,856
CONSTRUCTION -- 0.12%
  Fastenal Co. ..........................    825         37,744
DRUGS -- 2.31%
  Centocor, Inc (a)......................  14,700       525,525
  Glaxo Wellcome -- ADR..................  1,175         37,306
  Pharmaceutical Product Development,
    Inc. (a).............................  5,050        127,513
                                                    -----------
                                                        690,344

                     See notes to the financial statements.

                          JNL AGGRESSIVE GROWTH SERIES

                                                      MARKET
                                           SHARES      VALUE
                                           ------     ------
COMMON STOCKS (CONTINUED)
-----------------------------------------
UNITED STATES (CONTINUED)
-----------------------------------------
ELECTRONICS -- 2.79%
  Advanced Micro Devices, Inc. (a).......    950    $    24,462
  Analog Devices, Inc. (a)...............  8,425        285,397
  Cambridge Technology Partners, Inc.
    (a)..................................    425         14,264
  Etec Systems, Inc. (a).................    750         28,688
  Pittway Corp., Class A (a).............  8,975        480,163
                                                    -----------
                                                        832,974
FINANCIAL SERVICES -- 5.05%
  Associates First Capital Corp. ........  7,025        309,978
  Concord EFS, Inc. (a)..................  2,775         78,394
  First USA Paymentech, Inc. (a).........  29,725     1,006,935
  National Processing, Inc. (a)..........  5,575         89,200
  Schwab, Charles Corp. .................    750         24,000
                                                    -----------
                                                      1,508,507
FOOD SERVICE & RESTAURANT -- 0.05%
  Papa John's International, Inc. (a)....    412         13,905
GAMES & TOYS -- 0.15%
  Galoob Toys, Inc. (a)..................  3,125         43,750
HEALTH PRODUCTS -- 3.62%
  Bristol-Myers Squibb Co. ..............  2,375        258,281
  Fresenius Medical Care -- ADR (a)......  8,225        231,328
  Omnicare, Inc. ........................  12,275       394,334
  Warner Lambert Co. ....................  2,650        198,750
                                                    -----------
                                                      1,082,693
HOTEL & MOTEL -- 2.83%
  Doubletree Corp. (a)...................  5,725        257,625
  Extended Stay America, Inc. (a)........    950         19,119
  Hospitality Franchise System, Inc.
    (a)..................................  9,500        567,625
                                                    -----------
                                                        844,369
INSURANCE -- 1.62%
  Compdent Corp. (a).....................  5,300        186,825
  SunAmerica, Inc. ......................  1,700         75,438
  UNUM Corp. ............................  3,075        222,169
                                                    -----------
                                                        484,432
MACHINERY -- 1.00%
  Rofin-Sinar Technologies, Inc. (a).....  25,450       299,037
MEDICAL SERVICES & SUPPLIES -- 0.99%
  Target Therapeutics, Inc. (a)..........  7,025        295,050
MINING -- 1.00%
  Potash Corp. of Saskatchewan, Inc. ....  3,520        299,200
OFFICE EQUIPMENT & SUPPLIES -- 0.16%
  Danka Business Systems PLC.............  1,400         49,525
OIL & GAS -- 1.26%
  Triton Energy Corp. (a)................  7,750        375,875
REAL ESTATE -- 0.26%
  Redwood Trust, Inc. ...................  2,050         76,363

                                                      MARKET
                                           SHARES      VALUE
                                           ------     ------
COMMON STOCKS (CONTINUED)
-----------------------------------------
UNITED STATES (CONTINUED)
-----------------------------------------
RECREATION -- 0.07%
  Universal Outdoor Holdings, Inc. (a)...    900    $    21,150
RESTAURANTS -- 0.15%
  Planet Hollywood International, Inc.
  (a)....................................  2,325         45,919
RETAIL -- 0.20%
  Linen N Things, Inc. (a)...............  3,050         59,856
TELECOMMUNICATIONS -- 13.62%
  Ascend Communications, Inc. (a)........  6,100        378,962
  Cincinnati Bell, Inc. .................  12,250       754,906
  Comnet Cellular, Inc. (a)..............  1,750         48,781
  Lucent Technologies, Inc. .............  4,000        185,000
  MFS Communications Co., Inc. (a).......  19,747     1,076,212
  Millicom International Cellular S.A.
    (a)..................................  1,050         33,731
  Nokia Corp. ...........................  4,775        275,159
  Paging Network, Inc. (a)...............  5,900         89,975
  Palmer Wireless, Inc. (a)..............  5,800         60,900
  Premiere Technologies, Inc. (a)........  1,225         30,625
  Pricellular Corp., Class A (a).........  6,375         73,312
  Telecomunicacoes Brasileiras SA........  1,475        112,837
  Teletech Holdings, Inc. (a)............  12,600       327,600
  WorldCom, Inc. (a).....................  23,800       620,287
                                                    -----------
                                                      4,068,287
TRANSPORTATION -- 0.26%
  Wisconsin Central Transportation Corp.
  (a)....................................  1,950         77,269
WHOLESALE -- 0.79%
  Alco Standard Corp. (a)................  4,575        236,184
                                                    -----------
    Total United States..................            23,675,106
                                                    -----------
      Total Common Stocks
        (cost $23,035,935)...............            24,871,722
                                                    -----------


                                        PRINCIPAL
                                          AMOUNT
                                        ---------
SHORT TERM INVESTMENTS -- 16.74%
--------------------------------------
U.S. TREASURY BILLS -- 0.67%
  5.11%, 01/09/1997...................  $  200,000       199,773
COMMERCIAL PAPER -- 16.07%
  Federal Home Discount Note
    6.50%, 01/02/1997.................   4,800,000     4,799,133
                                                      ----------
      Total Short Term Investments
        (cost $4,998,906).............                 4,998,906
                                                      ----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $28,034,841)..................               $29,870,628
                                                      ==========

-------------------------
(a) Non-income producing.

                     See notes to the financial statements.

                           JNL CAPITAL GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS -- 89.31%
----------------------------------------
FRANCE -- 0.47%
----------------------------------------
CONSUMER PRODUCTS -- 0.47%
  Grand Optical Photoservice............    1,086   $   176,029
UNITED KINGDOM -- 12.61%
----------------------------------------
BUSINESS SERVICES -- 2.89%
  Rentokil Group........................  144,216     1,087,117
CONFECTIONS & BEVERAGES -- 4.01%
  PizzaExpress PLC......................  166,850     1,507,853
FOOD SERVICE/RESTAURANT -- 5.71%
  J.D. Wetherspoon PLC..................  108,196     2,150,203
                                                    -----------
    Total United Kingdom................              4,745,173
UNITED STATES -- 76.23%
----------------------------------------
AUTOMOBILES & PARTS -- 0.69%
  O'Reilly Automotive, Inc.(a)..........    8,125       260,000
BANKS -- 0.51%
  Fifth Third Bancorp...................    2,700       169,594
  First Empire State Corp. .............       75        21,600
                                                    -----------
                                                        191,194
BROADCASTING & COMMUNICATIONS -- 0.80%
  Univision Communications, Inc. (a)....    8,100       299,700
BUILDING MATERIALS -- 1.50%
  Barnett, Inc.(a)......................    7,675       209,144
  Boston Scientific Corp.(a)............    5,950       357,000
                                                    -----------
                                                        566,144
BUSINESS SERVICES -- 4.76%
  CUC International, Inc.(a)............   39,388       935,465
  Paychex, Inc. ........................    4,075       209,608
  Pet Food Warehouse, Inc.(a)...........   80,800       338,350
  Profit Recovery Group International,
    Inc.(a).............................   11,525       184,400
  Robert Half International, Inc.(a)....    3,575       122,891
                                                    -----------
                                                      1,790,714
COMPUTERS & SOFTWARE -- 0.75%
  Sanchez Computer Associates,
  Inc.(a)...............................      425         3,347
  Safeguard Scientifics, Inc.(a)........    8,800       279,400
                                                    -----------
                                                        282,747
CONSUMER PRODUCTS -- 4.13%
  CoinMachine Laundry Corp.(a)..........   48,150       866,700
  Culligan Water Technologies,
    Inc.(a).............................   16,925       685,462
                                                    -----------
                                                      1,552,162
CONTAINERS -- 1.93%
  Sealed Air Corp.(a)...................   17,475       727,399
DRUGS -- 0.98%
  Depotech Corp.(a).....................   11,425       187,084
  Teva Pharmaceutical Industries --
    ADR.................................    3,600       180,900
                                                    -----------
                                                        367,984
ELECTRONICS -- 0.49%
  Littlefuse, Inc.(a)...................    3,825       185,513

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS (CONTINUED)
----------------------------------------
UNITED STATES (CONTINUED)
----------------------------------------
FINANCIAL SERVICES -- 6.90%
  APS Holding Corp.(a)..................    7,950   $   123,225
  Associates First Capital Corp. .......    8,425       371,753
  Concord EFS, Inc.(a)..................    4,475       126,419
  First USA Paymentech, Inc.(a).........    8,725       295,559
  Insignia Financial Group, Inc.(a).....   57,525     1,294,312
  Schwab, Charles Corp. ................   12,050       385,600
                                                    -----------
                                                      2,596,868
FOOD SERVICE -- 4.18%
  JP Foodservice, Inc.(a)...............   14,750       411,156
  Papa John's International, Inc.(a)....   34,387     1,160,561
                                                    -----------
                                                      1,571,717
HEALTH PRODUCTS & CARE -- 0.25%
  Forest Labs, Inc.(a)..................    2,825        92,519
HOTEL & MOTEL -- 6.59%
  Choice Hotels Holdings, Inc.(a).......   22,550       397,444
  Doubletree Corp.(a)...................    8,000       360,000
  Hospitality Franchise Systems,
    Inc.(a).............................   28,825     1,722,294
                                                    -----------
                                                      2,479,738
HOUSING -- 1.24%
  Karrington Health, Inc.(a)............   12,775       159,688
  Omnicare, Inc. .......................    9,575       307,597
                                                    -----------
                                                        467,285
INSURANCE -- 2.22%
  Protective Life Corp. ................   11,775       469,528
  UICI(a)...............................   11,250       365,625
                                                    -----------
                                                        835,153
MACHINERY -- 0.67%
  MSC Industrial Direct Co., Inc.(a)....    6,850       253,450
MEDICAL SERVICES & SUPPLIES -- 0.73%
  Fresenius Medical Care -- ADR (a).....    9,750       274,219
MINING -- 1.38%
  Minerals Technologies, Inc. ..........   12,700       520,700
OFFICE EQUIPMENT & SUPPLIES -- 2.82%
  Viking Office Products, Inc. (a)......   39,725     1,060,161
RECREATION -- 2.10%
  Family Golf Centers, Inc.(a)..........   26,200       789,275
RESTAURANTS -- 0.46%
  Planet Hollywood International,
  Inc.(a)...............................    8,800       173,800
RETAIL -- 13.37%
  Fastenal Co. .........................   55,375     2,533,406
  Global DirectMail Corp.(a)............   40,025     1,746,091
  Petco Animal Supplies(a)..............   36,100       749,075
                                                    -----------
                                                      5,028,572
TELECOMMUNICATIONS -- 11.22%
  Cincinnati Bell, Inc. ................    2,900       178,713
  Comnet Cellular, Inc.(a)..............    9,950       277,356



                     See notes to the financial statements.

                           JNL CAPITAL GROWTH SERIES

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS (CONTINUED)
----------------------------------------
UNITED STATES (CONTINUED)
----------------------------------------
TELECOMMUNICATIONS (CONTINUED)
----------------------------------------
  Millicom International Cellular
    SA(a)...............................   11,250   $   361,403
  Omnipoint Corp.(a)....................   27,650       532,263
  Paging Network, Inc.(a)...............  115,625     1,763,281
  Pricellular Corp. -- Class A(a).......   34,207       393,381
  Teletech Holdings, Inc.(a)............   27,450       713,700
                                                    -----------
                                                      4,220,097
TRANSPORTATION -- 3.45%
  Wisconsin Central Transportation
  Corp.(a)..............................   32,725     1,296,727
UTILITIES -- 2.11%
  Trigen Energy Corp. ..................   27,675       795,656
                                                    -----------
    Total United States.................             28,679,494
                                                    -----------
      Total Common Stocks
        (cost $30,999,299)..............             33,600,696
                                                    -----------
OPTIONS -- 0.19%
----------------------------------------
WARRANTS -- 0.19%
  Littlefuse, Inc. (a) (Expire
    12/27/2001)
    (cost $48,137)......................    1,850        73,075
                                                    -----------

                                       PRINCIPAL      MARKET
                                         AMOUNT        VALUE
                                       ---------      ------
SHORT-TERM INVESTMENTS -- 10.50%
-------------------------------------
U.S. TREASURY BILL -- 0.40%
  5.11%, 01/09/1997..................  $  150,000   $   149,830
COMMERCIAL PAPER -- 10.10%
  Federal Home Discount Note
    6.50%, 01/02/1997................   3,800,000     3,799,314
                                                     ----------
      Total Short-Term Investments
        (cost $3,949,144)............                 3,949,144
                                                     ----------
TOTAL INVESTMENTS -- 100%
-------------------------------------
  (cost $34,996,580).................               $37,622,915
                                                     ==========

-------------------------
(a) Non-income producing.

                     See notes to the financial statements.

                           JNL GLOBAL EQUITIES SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS -- 98.51%
--------------------------------------
AUSTRALIA -- 1.75%
--------------------------------------
HOTELS -- 1.07%
  Crown Ltd.(a).......................     250,726   $   524,131
LEISURE -- 0.68%
  Aristocrat Leisure Ltd..............     127,384       331,091
                                                      ----------
    Total Australia...................                   855,222
BELGIUM -- 0.50%
--------------------------------------
BANKS -- 0.18%
  Credit Communal Holding Dexia(a)....         962        87,778
TELECOMMUNICATIONS -- 0.32%
  Telinfo SA(a).......................       3,799       154,941
                                                      ----------
    Total Belgium.....................                   242,719
BRAZIL -- 0.26%
--------------------------------------
TOBACCO -- 0.26%
  Souza Cruz SA.......................      19,000       124,704
FINLAND -- 3.45%
--------------------------------------
COMPUTERS & SOFTWARE -- 0.69%
  Tietotehdas Oy, Class B.............       3,978       336,314
CONSUMER PRODUCTS -- 0.67%
  Amer Group Ltd......................       6,327       130,666
  Metra AB............................       3,566       200,006
                                                      ----------
                                                         330,672
FOOD SERVICE -- 2.09%
  Huhtamaki Oy........................      14,290       664,796
  Raision Tehtaat Oy..................       5,678       357,961
                                                      ----------
                                                       1,022,757
                                                      ----------
    Total Finland.....................                 1,689,743
FRANCE -- 2.39%
--------------------------------------
BUSINESS SERVICES -- 1.18%
  Cap Gemini..........................       6,284       303,875
  Sligos..............................       2,081       272,734
                                                      ----------
                                                         576,609
COMPUTER SERVICES -- 0.77%
  Axime(a)............................       3,290       380,457
CONSUMER GOODS -- 0.41%
  Grand Optical-Photoservice..........       1,223       198,235
FURNITURE -- 0.02%
  Moulinex(a).........................         263         6,057
RECREATION -- 0.01%
  Club Mediterranee...................          86         5,582
                                                      ----------
    Total France......................                 1,166,940

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
GERMANY -- 5.00%
--------------------------------------
APPAREL -- 0.90%
  Eurobike AG (a).....................       2,408   $    73,548
  Wolford AG..........................       3,016       364,867
                                                      ----------
                                                         438,415
CHEMICALS -- 2.95%
  BASF AG.............................      14,047       541,140
  SGL Carbon AG.......................       1,338       168,685
  Hoechst AG..........................      15,500       732,291
                                                      ----------
                                                       1,442,116
RETAIL -- 1.15%
  Adidas AG...........................       6,531       564,481
                                                      ----------
    Total Germany.....................                 2,445,012
HONG KONG -- 0.28%
--------------------------------------
BUILDING EQUIPMENT -- 0.02%
  New World Infrastructure Ltd.(a)....       3,400         9,935
HOLDING COMPANY -- 0.26%
  First Pacific Company Ltd.(a).......      35,000        45,478
  JCG Holdings Limited................      86,000        83,949
                                                      ----------
                                                         129,427
                                                      ----------
    Total Hong Kong...................                   139,362
INDONESIA -- 0.21%
--------------------------------------
CONFECTIONS & BEVERAGES -- 0.21%
  HM Sampoerna........................      19,000       101,355
ITALY -- 1.91%
--------------------------------------
AGRICULTURAL MACHINERY -- 0.59%
  Parmalat Finanziaria SPA............     188,469       288,232
FINANCIAL SERVICES -- 0.34%
  BCA Pop Di Milano...................      33,268       168,862
MANUFACTURING -- 0.41%
  Pagnossin SPA.......................      54,000       200,053
TELECOMMUNICATIONS -- 0.57%
  Telecom Italia Mobile(a)............      56,638       143,182
  Telecom Italia SPA..................      52,359       135,988
                                                      ----------
                                                         279,170
                                                      ----------
    Total Italy.......................                   936,317
JAPAN -- 4.90%
--------------------------------------
AUTOMOBILE & PARTS -- 0.65%
  Honda Motor Co......................       8,000       228,650
  Isuzu Motors Limited................      14,000        62,257
  Yamaha Motor Co.....................       3,000        26,941
                                                      ----------
                                                         317,848


                     See notes to the financial statements.

                           JNL GLOBAL EQUITIES SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
JAPAN -- (CONTINUED)
--------------------------------------
BUILDING EQUIPMENT -- 0.21%
  Kawasaki Heavy Industries...........      25,000   $   103,402
COMPUTERS & SOFTWARE -- 1.02%
  NTT Data Communications Systems
    Company(a)........................          17       497,625
DRUGS -- 0.66%
  Eisai Limited.......................      11,000       216,562
  Takeda Chemical Industries..........       5,000       104,913
                                                      ----------
                                                         321,475
ELECTRONICS -- 0.19%
  Sony Corp...........................       1,400        91,754
HOUSEHOLD FURNITURE & APPLIANCES --
  0.07%
  Amway Japan Limited.................       1,100        35,334
REAL ESTATE -- 0.36%
  Mitsubishi Estate Co. Ltd...........      12,000       123,305
  Mitsui Fudosan Co...................       6,000        60,098
                                                      ----------
                                                         183,403
RETAIL -- 0.79%
  Credit Saison Co....................       9,900       221,406
  Hankyu Department Stores............       6,000        59,580
  Isetan..............................       8,000       103,618
                                                      ----------
                                                         384,604
TELECOMMUNICATIONS -- 0.95%
  Nippon Telegraph & Telephone
    Corp..............................          61       462,464
                                                      ----------
    Total Japan.......................                 2,397,909
NETHERLANDS -- 4.92%
--------------------------------------
BUILDING & CONSTRUCTION -- 0.33%
  Hunter Douglas N.V..................       2,433       164,173
COMPUTERS & SOFTWARE -- 1.16%
  Getronics N.V.......................      20,865       566,793
CONSUMER PRODUCTS -- 0.91%
  Nutricia Verenigde Bedrijven........       2,929       445,330
ELECTRONICS -- 0.88%
  Philips Electronics.................      10,617       430,460
ENTERTAINMENT -- 0.25%
  Endomol Entertainment (a)...........       3,686       122,760
OFFICE EQUIPMENT & SUPPLIES -- 0.47%
  Oce Grinten.........................       2,105       228,727
PRINTING & PUBLISHING -- 0.92%
  Wolters Kluwer N.V..................       3,374       448,499
                                                      ----------
    Total Netherlands.................                 2,406,742

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
NORWAY -- 0.79%
--------------------------------------
ENVIRONMENTAL SERVICES -- 0.31%
  Tomra System AS.....................       9,800   $   151,340
TELECOMMUNICATIONS -- 0.48%
  Tandberg AS (a).....................       7,635       235,813
                                                      ----------
    Total Norway......................                   387,153
PHILIPPINES -- 0.35%
--------------------------------------
BUILDING & CONSTRUCTION -- 0.35%
  Hi-Cement Corp.(a)..................     521,500       172,511
PORTUGAL -- 0.34%
--------------------------------------
BUILDING & CONSTRUCTION -- 0.34%
  Cimpor-Cimentos de Portugal -- SA...       7,656       164,822
SINGAPORE -- 1.28%
--------------------------------------
TELECOMMUNICATIONS -- 1.28%
  Datacraft Asia Ltd..................     376,000       627,920
SOUTH AFRICA -- 0.10%
--------------------------------------
METALS & MINING -- 0.10%
  De Beers Centenary Link AG..........       1,727        49,464
SOUTH KOREA -- 0.01%
--------------------------------------
BANKS -- 0.01%
  Kookmin Bank........................         324         5,945
SPAIN -- 0.30%
--------------------------------------
COMMERCIAL SERVICES -- 0.30%
  Prosegur CIA de Seguridad SA(a).....      15,975       147,660
SWEDEN -- 10.35%
--------------------------------------
BANKS -- 0.55%
  Bure Investment AB..................       9,821       116,644
  Nordbanken AB.......................       3,110        94,168
  Sparbanken Sverige AB...............       3,416        58,604
                                                      ----------
                                                         269,416
BUILDING & CONSTRUCTION -- 0.19%
  Incentive AB........................       1,278        92,759
COMMERCIAL SERVICES -- 1.60%
  Securitas AB, Class B...............      26,891       782,689
COMPUTERS & SOFTWARE -- 1.76%
  Enator AB(a)........................       4,965       127,039
  Enator AB(a)........................         993        25,044
  Frontec AB, Class B(a)..............       9,481       164,043
  WM - Data AB........................       6,301       545,109
                                                      ----------
                                                         861,235
ELECTRONICS -- 1.96%
  Assa Abloy AB(a)....................      52,840       960,741



                     See notes to the financial statements.

                           JNL GLOBAL EQUITIES SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
SWEDEN -- (CONTINUED)
--------------------------------------
HEALTH PRODUCTS & CARE -- 2.49%
  Althin Medical AB, Class B..........       3,964   $    86,024
  Nobel Bio-Care AB...................      17,824       313,623
  Medical Invest Svenska AB -- Ser. A
    (a)...............................       3,711        97,946
  Medical Invest Svenska AB -- Ser. B
    (a)...............................      27,118       719,711
                                                      ----------
                                                       1,217,304
HOLDING COMPANY -- 0.43%
  Kinnevik AB.........................       7,623       210,139
INDUSTRIAL MACHINERY -- 0.05%
  Atlas Copco AB......................         949        22,960
NON-FERROUS METALS -- 0.10%
  Sandvik AB..........................       1,847        49,832
REAL ESTATE -- 0.96%
  Tornet Fastighets AB(a).............      30,814       469,898
TELECOMMUNICATIONS -- 0.26%
  Ericsson (LM) Tel...................       4,046       125,179
                                                      ----------
    Total Sweden......................                 5,062,152
SWITZERLAND -- 6.75%
--------------------------------------
BANKS -- 1.03%
  Credit Suisse Group.................       4,894       502,746
BUILDING & CONSTRUCTION -- 0.37%
  Sulzer AG...........................         313       180,761
BUSINESS SERVICES -- 0.29%
  Fotolabo S.A........................          84        32,634
  SGS Holding.........................          44       108,151
                                                      ----------
                                                         140,785
DRUGS -- 4.55%
  Novartis AG (a).....................       1,029     1,178,758
  Roche Holding AG....................         135     1,050,448
                                                      ----------
                                                       2,229,206
INSURANCE -- 0.21%
  SCHW Ruckversicher..................          98       104,626
TRANSPORTATION -- 0.30%
  SwissAir............................         180       145,641
                                                      ----------
    Total Switzerland.................                 3,303,765
THAILAND -- 0.14%
--------------------------------------
BANKS -- 0.14%
  Bangkok Bank Public Co. Ltd.........       7,200        69,625
UNITED KINGDOM -- 23.09%
--------------------------------------
AUTOMOBILES -- 0.09%
  Mahindra & Mahindra Ltd.............       3,807        42,829
BUSINESS SERVICES -- 8.59%
--------------------------------------
  CMG, (a)............................      35,955       520,634
  Freepages Group PLC (a).............     123,635        91,079
  Hays PLC............................     132,309     1,273,902

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED KINGDOM -- (CONTINUED)
--------------------------------------
BUSINESS SERVICES -- (CONTINUED)
--------------------------------------
  Page, Michael Group.................       8,729   $    62,062
  Rentokil Group......................     299,007     2,253,950
                                                      ----------
                                                       4,201,627
CHEMICALS -- 0.16%
  Victrex.............................      17,447        80,704
COMPUTERS & SOFTWARE -- 2.12%
  BTG.................................      58,900       459,131
  Misys PLC...........................      26,216       498,989
  Sema Group Systems AG...............       4,350        81,232
                                                      ----------
                                                       1,039,352
CONSUMER PRODUCTS -- 0.37%
  Compass Group PLC...................       7,436        78,984
  London International Group..........      36,736       103,845
                                                      ----------
                                                         182,829
DRUGS -- 0.89%
  Glaxo Wellcome PLC..................      10,168       165,489
  SmithKline Beecham -- ADR...........      19,464       269,435
                                                      ----------
                                                         434,924
ELECTRONICS -- 1.07%
  Electrocomponents...................      66,131       522,296
ENTERTAINMENT -- 0.77%
  London Clubs International PLC......      72,264       376,362
FINANCIAL -- 1.68%
  Barclays............................      19,057       326,649
  JBA Holdings PLC....................      25,709       235,640
  Lloyd's TSB Group...................      35,000       258,438
                                                      ----------
                                                         820,727
FOOD SERVICE -- 0.75%
  Harvey Nichols PLC..................      49,582       295,606
  Wetherspoon PLC.....................       3,662        72,776
                                                      ----------
                                                         368,382
MANUFACTURING -- 0.88%
  Lucas Varity PLC, (a)...............     112,800       430,947
METALS & MINING -- 1.46%
  Powerscreen International, PLC......      73,539       711,830
PRINTING & PUBLISHING -- 2.15%
  Dorling Kindersley..................       7,795        54,720
  EMAP................................       2,114        26,674
  Lagardere S.C.A.....................      25,512       700,185
  Pearson PLC.........................       5,614        71,654
  WPP Group...........................      45,864       198,794
                                                      ----------
                                                       1,052,027
RETAIL -- 1.23%
  ASDA Group..........................     228,750       482,033
  Thorn PLC...........................      27,165       117,744
                                                      ----------
                                                         599,777




                     See notes to the financial statements.

                           JNL GLOBAL EQUITIES SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED KINGDOM -- (CONTINUED)
--------------------------------------
TRANSPORTATION -- 0.88%
  Stagecoach Holdings.................      35,805   $   429,390
                                                      ----------
    Total United Kingdom..............                11,294,003
UNITED STATES -- 29.44%
--------------------------------------
AGRICULTURAL EQUIPMENT -- 0.58%
  New Holland NV (a)..................      13,500       281,812
APPAREL -- 0.24%
  Nike, Inc. Class B..................       1,925       115,019
AUTOMOBILE & PARTS -- 0.33%
  Lucas Varity PLC -- ADR (a).........         425        16,150
  Tata Engineering....................       8,025        75,490
  Tata Engineering & Locomotive Co.
    Limited (144a)....................         700         6,585
  Tata Engineering & Locomotive Co.
    Limited (144a)....................       5,968        63,410
                                                      ----------
                                                         161,635
BANKS -- 2.69%
  Banco Frances Del Rio La Plata --
    ADR...............................       7,791       214,259
  Citicorp............................       1,200       123,600
  Wells Fargo & Co....................       3,633       980,002
                                                      ----------
                                                       1,317,861
BROADCAST & COMMUNICATIONS -- 0.93%
  Canwest Global Communications
    Corp..............................       6,150        63,037
  Grupo Televisa SA...................       9,825       251,766
  TV Filme, Inc.(a)...................      10,825       138,019
                                                      ----------
                                                         452,822
BUSINESS SERVICES -- 1.04%
  Select Appointments Holdings PLC --
    ADR (a)...........................      44,300       509,450
COMPUTERS & TECHNOLOGY -- 3.19%
  Cisco Systems, Inc. (a).............       3,175       202,009
  Dassault Systemes SA(a).............       1,975        91,344
  First Data Corp.....................       7,200       262,800
  International Business Machines
    Corp..............................       3,475       524,725
  Parametric Technology Corp. (a).....       9,050       464,944
  SunGuard Data Systems, Inc.(a)......         400        15,800
                                                      ----------
                                                       1,561,622
CONFECTIONS & BEVERAGES -- 0.45%
  Pepsico, Inc........................       7,500       219,375
DRUGS -- 0.63%
  Elan Corp.(a).......................       9,325       310,056
ELECTRICAL -- 0.80%
  Raychem Corp........................       2,900       232,363
  UCar International, Inc.(a).........       4,175       157,084
                                                      ----------
                                                         389,447
ELECTRONICS -- 1.58%
  Philips Electronics.................      19,324       772,960

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED STATES -- (CONTINUED)
--------------------------------------
ENERGY -- 0.18%
  Gazprom -- ADR (144a) (a)...........       2,750   $    48,813
  Mosenergo -- ADR (144a) (a).........       1,325        40,148
                                                      ----------
                                                          88,961
FINANCIAL SERVICES -- 0.15%
  Associates First Capital Corp.......       1,650        72,806
FOOD SERVICE/RESTAURANT -- 0.13%
  Disco SA(a).........................       2,300        64,975
HEALTH PRODUCTS & CARE -- 2.75%
  Grupo Casa Autrey -- ADR............      11,950       233,025
  Pfizer Inc..........................       4,100       339,788
  Physio -- Control International
    Corp. (a).........................      12,925       290,813
  SmithKline Beecham -- ADR...........       4,150       282,200
  Vivra, Inc. (a).....................       7,175       198,209
                                                      ----------
                                                       1,344,035
HOTEL & MOTEL -- 0.48%
  Hospitality Franchise Systems,
    Inc.(a)...........................       1,100        65,725
  Indian Hotels Co.(a)................       5,161       102,067
  Mandarin Oriental International
    Ltd...............................      47,200        66,552
                                                      ----------
                                                         234,344
MACHINERY -- 2.15%
  Pfeiffer Vacuum Technology AG(a)....      18,825       338,850
  Rofin-Sinar Technologies, Inc.(a)...      60,675       712,931
                                                      ----------
                                                       1,051,781
MEDICAL-HOSPITAL SERVICES -- 1.70%
  Fresenius Medical Care -- ADR(a)....      29,625       833,203
OFFICE EQUIPMENT & SUPPLIES -- 0.80%
  Danka Business Systems PLC..........      11,100       392,663
OIL -- 0.92%
  Bouygues Offshore SA, (a)...........      21,225       273,272
  Oil Co Lukoil (a)...................       1,075        48,295
  Tatneft -- ADR (a)..................       2,750       126,500
                                                      ----------
                                                         448,067
RETAIL -- 0.93%
  Santa Isabel SA.....................       2,900        65,612
  Gucci Group N.V.-N.Y................       6,100       389,637
                                                      ----------
                                                         455,249
TELECOMMUNICATIONS -- 5.74%
  Airtouch Communications, Inc.(a)....       1,375        34,719
  Ericsson LM Tel Co..................      12,100       365,269
  Korean Mobile Telecommunications,
    Inc. (144a)(a)....................      13,442       173,059
  Lucent Technologies, Inc............      10,050       464,813
  MFS Communications, Inc.(a).........       5,300       288,850
  Millicom International Cellular
    SA(a).............................       7,100       228,088
  Nokia Corp. -- ADR..................       6,825       393,291
  Paging Network, Inc.(a).............          75         1,144
  Portugal Telecom SA -- ADR..........       3,600       101,700



                     See notes to the financial statements.

                           JNL GLOBAL EQUITIES SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED STATES -- (CONTINUED)
--------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
--------------------------------------
  Telecom Argentina Stet France -- ADR
    Class B...........................          75   $     3,028
  Telefonos De Argentina -- ADR.......       4,325       111,909
  Telecomunicacoes Brasileiras SA.....       6,250       478,125
  Telefonica Del Peru SA..............       8,625       162,797
                                                      ----------
                                                       2,806,792
TRANSPORTATION -- 0.01%
  Tranz Rail Holdings -- ADR(a).......         300         5,306
WHOLESALE -- 1.04%
  Alco Standard Corp. (a).............       9,875       509,797
                                                      ----------
    Total United States...............                14,400,038
                                                      ----------
    Total Common Stocks
      (cost $41,619,865)..............                48,191,083
                                                      ----------
PREFERRED STOCKS -- 1.49%
--------------------------------------
BRAZIL -- 0.14%
--------------------------------------
BEVERAGES -- 0.03%
  Brahma..............................      21,000        11,479
ENERGY -- 0.11%
  Cemig CIA Energetica Minas..........   1,611,000        54,883
                                                      ----------
    Total Brazil......................                    66,362

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
PREFERRED STOCKS -- (CONTINUED)
--------------------------------------
FINLAND -- 0.20%
--------------------------------------
COMMUNICATIONS -- 0.20%
  Nokia Oy AB.........................       1,703   $    98,774
GERMANY -- 1.01%
--------------------------------------
AUTOMOBILES -- 0.12%
  Porsche AG..........................          64        56,564
HEALTH PRODUCTS & CARE -- 0.89%
  Fresenius AG........................       1,700       351,313
  Fresenius Medical Care AG...........       1,058        85,222
                                                      ----------
                                                         436,535
                                                      ----------
    Total Germany.....................                   493,099
UNITED STATES -- 0.14%
--------------------------------------
FOOD & BEVERAGES -- 0.14%
  Quilmes Industrial Quinsa -- ADR....       7,700        70,263
                                                      ----------
    Total Preferred Stocks
      (cost $662,331).................                   728,498
                                                      ----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $42,282,196)..................               $48,919,581
                                                      ==========

-------------------------
(a) Non-income producing.

                     See notes to the financial statements.

                            JNL/ALGER GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS -- 94.49%
--------------------------------------
AEROSPACE & DEFENSE -- 3.77%
  Boeing Co. .........................       6,500   $   691,437
  Gulfstream Aerospace Corp.(a).......       7,100       172,175
  Ingram Micro, Inc.(a)...............      17,000       391,000
  United Technologies Corp. ..........       2,800       184,800
                                                     -----------
                                                       1,439,412
APPAREL -- 0.57%
  Tommy Hilfiger Corp.(a).............       4,500       216,000
BANKS -- 4.43%
  Chase Manhattan Corp. ..............       9,000       803,250
  Citicorp............................       8,600       885,800
                                                     -----------
                                                       1,689,050
BROADCASTING -- 0.44%
  Univision Communications, Inc.(a)...       4,500       166,500
BUILDING & CONSTRUCTION -- 0.41%
  Case Corp. .........................       2,900       158,050
CHEMICALS -- 2.06%
  Monsanto Co. .......................      20,200       785,275
COMPUTERS & TECHNOLOGY -- 19.81%
  Cisco Systems, Inc.(a)..............      19,000     1,208,875
  Computer Associates International,
    Inc. .............................       2,900       144,275
  Compuware Corp.(a)..................       8,000       401,000
  First Data Corp. ...................      26,056       951,044
  Hewlett Packard Co. ................       5,500       276,375
  Informix Corp.(a)...................      22,000       448,250
  Intel Corp. ........................       9,700     1,270,094
  Linear Technology Corp. ............       5,200       228,150
  Microsoft Corp.(a)..................       9,000       743,625
  Parametric Technology Corp.(a)......       6,900       354,487
  Sabre Group Holdings, Inc.(a).......       5,400       150,525
  Sun Microsystems, Inc.(a)...........      16,000       411,000
  Sundstrand Corp. ...................       9,500       403,750
  3Com Corp.(a).......................       7,700       564,987
                                                     -----------
                                                       7,556,437
CONSUMER PRODUCTS -- 0.93%
  CUC International, Inc.(a)..........      15,000       356,250
DRUGS -- 6.23%
  Eli Lilly & Co. ....................      11,400       832,200
  Merck & Company, Inc. ..............      13,000     1,030,250
  Pfizer, Inc. .......................       6,200       513,825
                                                     -----------
                                                       2,376,275
ELECTRICAL EQUIPMENT -- 2.52%
  Boston Scientific Corp.(a)..........       4,500       270,000
  General Electric Co. ...............       7,000       692,125
                                                     -----------
                                                         962,125

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
ELECTRONICS -- 7.64%
  Adaptec, Inc(a).....................      23,200   $   928,000
  Altera Corp.(a).....................      10,300       748,681
  Maxim Integrated Products(a)........       3,900       168,675
  Picturetel Corp.(a).................      12,400       322,400
  Tellabs, Inc.(a)....................      10,000       376,250
  Xilinx, Inc.(a).....................      10,000       368,125
                                                     -----------
                                                       2,912,131
ENERGY SERVICES -- 2.03%
  Halliburton Co. ....................       8,900       536,225
  Tidewater, Inc. ....................       5,300       239,825
                                                     -----------
                                                         776,050
FINANCE COMPANIES -- 4.11%
  Green Tree Financial Corp. .........       8,000       309,000
  MBNA Corp. .........................       4,550       188,825
  MGIC Investment Corp. ..............       4,700       357,200
  Money Store (The), Inc. ............      12,000       331,500
  Schwab Charles Corp. ...............      11,900       380,800
                                                     -----------
                                                       1,567,325
GAMING -- 0.73%
  Mirage Resorts, Inc.(a).............      12,800       276,800
HEALTH CARE & PRODUCTS -- 7.45%
  Biochemical Pharmaceuticals,
    Inc.(a)...........................       7,100       356,775
  Bristol Myers Squibb Co. ...........       3,500       380,625
  Columbia HCA/Healthcare Corp. ......      15,500       631,625
  Medtronic, Inc. ....................      10,100       686,800
  Warner Lambert Co. .................      10,500       787,500
                                                     -----------
                                                       2,843,325
HOSPITALITY -- 2.60%
  Boston Chicken, Inc.(a).............      10,900       391,038
  Lone Star Steakhouse & Saloon(a)....      12,800       342,400
  Outback Steakhouse, Inc.(a).........       2,500        66,875
  Safeway, Inc.(a)....................       4,500       192,375
                                                     -----------
                                                         992,688
INDUSTRIAL MACHINERY -- 0.56%
  Tyco International, Ltd. ...........       4,000       211,500
INSURANCE -- 3.84%
  American International Group,
    Inc. .............................      10,000     1,082,500
  Equifax, Inc. ......................      12,500       382,813
                                                     -----------
                                                       1,465,313
LEISURE TIME & RECREATION -- 1.36%
  International Game Technology.......      28,500       520,125
MERCHANDISING -- 2.82%
  Nike, Inc. Class B..................      12,500       746,875
  9 West Group, Inc.(a)...............       3,000       139,125
  TJX Companies, Inc. ................       4,000       189,500
                                                     -----------
                                                       1,075,500



                     See notes to the financial statements.

                            JNL/ALGER GROWTH SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
OIL -- 2.29%
  BJ Services Co.(a)..................       3,800   $   193,800
  Schlumberger Ltd. ..................       5,000       499,375
  Smith International, Inc.(a)........       4,000       179,500
                                                     -----------
                                                         872,675
RETAIL -- 5.66%
  Dollar General Corp. ...............       7,000       224,000
  Gucci Group N V.....................       7,600       485,450
  Home Depot, Inc. ...................      19,500       977,438
  Office Max, Inc.(a).................      25,800       274,125
  Rite Aid Corp. .....................       5,000       198,750
                                                     -----------
                                                       2,159,763
SERVICE INDUSTRIES -- 3.49%
  Loewen Group, Inc. .................      13,200       516,450
  Service Corp. International.........      29,000       812,000
                                                     -----------
                                                       1,328,450
TELECOMMUNICATIONS -- 5.51%
  Ascend Communications, Inc.(a)......       6,100       378,962
  Cascade Communications Co.(a).......       4,400       242,550
  LCI International, Inc.(a)..........       4,700       101,050
  Nokia Corp..........................       4,100       236,263
  Pairgain Technologies, Inc. (a).....       4,400       133,925
  Qualcomm, Inc. (a)..................       5,000       199,375
  Telecomunicacoes Brasileiras SA --
    ADR...............................       6,400       489,600
  WorldCom, Inc.(a)...................      12,300       320,569
                                                     -----------
                                                       2,102,294

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
TEXTILES -- 0.97%
  Cintas Corp. .......................       6,300   $   370,125
WASTE DISPOSAL -- 2.26%
  United Waste Systems, Inc.(a).......       8,800       302,500
  USA Waste Services, Inc.(a).........      17,500       557,812
                                                     -----------
                                                         860,312
                                                     -----------
    Total Common Stocks
      (cost $32,375,066)..............                36,039,750
                                                     -----------


                                        PRINCIPAL
                                          AMOUNT
                                        ----------
SHORT-TERM INVESTMENTS -- 5.51%
--------------------------------------
MONEY MARKET FUNDS -- 4.47%
  State Street Global Advisor Fund,
    5.38%(b)..........................  $1,703,214     1,703,214
U.S. TREASURY BILLS -- 1.04%
  4.80%, 02/20/1997...................     400,000       397,333
                                                     -----------
    Total Short-Term Investments
      (cost $2,100,547)...............                 2,100,547
                                                     -----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $34,475,613)..................               $38,140,297
                                                     ===========

-------------------------
(a) Non-income producing.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                          JNL/EAGLE CORE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                       MARKET
                                          SHARES       VALUE
                                          ------       ------
COMMON STOCKS -- 96.42%
---------------------------------------
APPAREL & TEXTILES -- 0.57%
  Intimate Brands, Inc. ...............      600     $   10,200
AUTOMOBILES -- 0.53%
  Ford Motor Co. ......................      300          9,562
BANKS -- 2.79%
  BankAmerica Corp. ...................      200         19,950
  Mellon Bank Corp. ...................      150         10,650
  NationsBank Corp. ...................      200         19,550
                                                     ----------
                                                         50,150
BUILDING CONSTRUCTION -- 0.38%
  Harsco Corp. ........................      100          6,850
BUSINESS SERVICES -- 4.18%
  CUC International Inc.(a)............      850         20,187
  First Data Corp. ....................      500         18,250
  Omnicom Group........................      800         36,600
                                                     ----------
                                                         75,037
COMPUTERS AND BUSINESS EQUIPMENT -- 3.02%
  Cisco Systems, Inc.(a)...............      300         19,088
  Hewlett Packard Co. .................      700         35,175
                                                     ----------
                                                         54,263
DOMESTIC OIL -- 1.95%
  Ashland, Inc. .......................      800         35,100
DRUGS & HEALTH CARE -- 6.44%
  Abbott Laboratories..................      200         10,150
  Johnson & Johnson....................      500         24,875
  Lilly Eli & Co.......................      300         21,900
  Merck & Co., Inc. ...................      300         23,775
  Pfizer, Inc. ........................      300         24,862
  SmithKline Beecham PLC...............      150         10,200
                                                     ----------
                                                        115,762
ELECTRIC UTILITIES -- 4.76%
  FPL Group, Inc. .....................      250         11,500
  Nipsco Industries, Inc. .............      300         11,888
  Pacificorp...........................    1,500         30,750
  Teco Energy, Inc. ...................    1,300         31,363
                                                     ----------
                                                         85,501
ELECTRICAL EQUIPMENT -- 8.15%
  Atmel Corp.(a).......................    1,000         33,125
  General Electric Co. ................      400         39,550
  Philips Electronics NV...............    1,000         40,000
  Westinghouse Electric Corp. .........    1,700         33,787
                                                     ----------
                                                        146,462
ELECTRONICS -- 4.20%
  Ericsson L M Tel Co. ................      700         21,131
  General Motors Corp. Series E........      500         28,125
  Intel Corp. .........................      200         26,188
                                                     ----------
                                                         75,444
FINANCIAL SERVICES -- 7.09%
  American Express Corp................      300         16,950
  Chase Manhattan Corp.................      400         35,700
  Federal Home Loan Mortgage Corp. ....      200         22,025
  Federal National Mortgage
    Association........................      600         22,350
  Travelers Group, Inc. ...............      666         30,220
                                                     ----------
                                                        127,245

                                                       MARKET
                                          SHARES       VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
---------------------------------------
FOOD & BEVERAGES -- 1.57%
  Heinz H J Co. .......................      300     $   10,725
  Pepsico, Inc. .......................      600         17,550
                                                     ----------
                                                         28,275
GAS AND PIPELINE UTILITIES -- 2.69%
  American Water Works, Inc............      600         12,375
  UGI Corp. ...........................      500         11,188
  Wicor, Inc. .........................      300         10,763
  Williams Cos., Inc. .................      375         14,063
                                                     ----------
                                                         48,389
GAS EXPLORATION -- 1.80%
  Enron Corp. .........................      750         32,344
HOTELS AND RESTAURANTS -- 1.54%
  Marriott International, Inc. ........      500         27,625
HOUSEHOLD APPLIANCES & FURNISHINGS --
  1.72%
  Sunbeam Corp. .......................    1,200         30,900
HOUSEHOLD PRODUCTS -- 5.37%
  Black & Decker Corp..................    1,100         33,137
  Gillette Co. ........................      400         31,100
  Procter & Gamble Co. ................      300         32,250
                                                     ----------
                                                         96,487
INDUSTRIAL MACHINERY -- 1.84%
  Thermo Electron Corp(a)..............      800         33,000
INSURANCE -- 3.68%
  Allstate Corp........................      400         23,150
  American International Group,
    Inc. ..............................      300         32,475
  Marsh & McLennan Companies, Inc. ....      100         10,400
                                                     ----------
                                                         66,025
INTERNATIONAL OIL -- 4.77%
  Exxon Corp...........................      100          9,800
  Mobil Corp. .........................      100         12,225
  Royal Dutch Petroleum Co. ...........      200         34,150
  Texaco, Inc. ........................      300         29,437
                                                     ----------
                                                         85,612
OFFICE FURNISHINGS AND SUPPLIES --
  0.58%
  Wallace Computer Services, Inc. .....      300         10,350
PLASTICS -- 1.33%
  Illinois Tool Works, Inc. ...........      300         23,962
PUBLISHING -- 0.64%
  McGraw Hill Companies, Inc. .........      250         11,531
REAL ESTATE -- 3.45%
  Cali Realty Corp. ...................      300          9,263
  Duke Realty Investments, Inc. .......      200          7,700
  Haagen Alexander Properties, Inc. ...      450          6,638
  Nationwide Health Properties,
    Inc. ..............................      300          7,275
  Rouse Co. ...........................      450         14,288
  Storage Trust Realty.................      300          8,100
  Sun Communities, Inc. ...............      250          8,625
                                                     ----------
                                                         61,889
RETAIL TRADE -- 3.83%
  Home Depot, Inc. ....................      500         25,062
  Kohls Corp. (a)......................      500         19,625
  Walgreen Co. ........................      600         24,000
                                                     ----------
                                                         68,687



                     See notes to the financial statements.

                          JNL/EAGLE CORE EQUITY SERIES

                                                       MARKET
                                          SHARES       VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
---------------------------------------
SOFTWARE -- 2.08%
  Microsoft Corp.(a)...................      200     $   16,525
  Oracle Systems Corp.(a)..............      500         20,875
                                                     ----------
                                                         37,400
TELECOMMUNICATIONS -- 7.53%
  AT&T.................................      900         39,150
  Alltel Corp. ........................      350         10,981
  Bell Atlantic Corp. .................      500         32,375
  Frontier Corp. ......................      400          9,050
  GTE Corp. ...........................      200          9,100
  Telefonica de Espana SA..............      500         34,625
                                                     ----------
                                                        135,281
TELECOMMUNICATION SERVICES -- 1.70%
  Telecomunicacoes Brasileiras.........      400         30,600
TOBACCO -- 6.24%
  American Brands, Inc. ...............      700         34,737
  Philip Morris Companies Inc. ........      400         45,050
  UST, Inc. ...........................    1,000         32,375
                                                     ----------
                                                        112,162
                                                     ----------
    Total Common Stocks
      (cost $1,651,495)................               1,732,095
                                                     ----------
PREFERRED STOCKS -- 3.58%
---------------------------------------
FINANCIAL SERVICES -- 0.65%
  Sci Finances LLC.....................      125         11,766
HOUSEHOLD PRODUCTS -- 0.71%
  Corning Delaware LP..................      200         12,725

                                                       MARKET
                                          SHARES       VALUE
                                          ------       ------
PREFERRED STOCKS (CONTINUED)
---------------------------------------
INSURANCE -- 0.51%
  Jefferson Pilot Corp. ...............      100     $    9,100
LEISURE TIME -- 0.45%
  AMC Entertainment, Inc. .............      300          8,100
RESTAURANT -- 0.58%
  Wendy's..............................      200         10,400
RETAIL TRADE -- 0.68%
  Kmart................................      250         12,187
                                                     ----------
    Total Preferred Stocks
      (cost $65,149)...................                  64,278
                                                     ----------
TOTAL INVESTMENTS -- 100%
---------------------------------------
  (cost $1,716,644)....................              $1,796,373
                                                     ==========
CALL OPTIONS WRITTEN
---------------------------------------


COMMON STOCK/EXPIRATION                                MARKET
DATE/EXERCISE PRICE                      CONTRACTS     VALUE
---------------------------------------    -----     ----------
General Motors Corp./January 17,
  1997/$55(b)..........................        5     $   (1,500)



-------------------------
(a) Non-income producing.

(b) Security represents the only call option written in reporting period.

                     See notes to the financial statements.

                        JNL/EAGLE SMALLCAP EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                       MARKET
                                            SHARES     VALUE
                                            ------     ------
COMMON STOCKS -- 100%
------------------------------------------
APPAREL & TEXTILES -- 3.63%
  Barry R G Corp(a).......................   6,000   $   66,000
BUSINESS SERVICES -- 2.60%
  Wackenhut Corp..........................   3,100       47,275
CHEMICALS -- 2.64%
  Tetra Technologies, Inc.(a).............   1,900       47,975
COMMERCIAL SERVICES -- 4.39%
  NCO Group Inc.(a).......................     500        8,437
  Superior Services, Inc(a)...............   3,500       71,313
                                                     ----------
                                                         79,750
COMMUNICATIONS EQUIPMENT -- 4.59%
  Ampex Corp.(a)..........................   7,000       65,625
  RMH Teleservices Inc.(a)................   2,300       17,825
                                                     ----------
                                                         83,450
CONSTRUCTION -- 8.50%
  Hughes Supply Inc.......................   2,000       86,250
  Lennar Corp.............................   2,500       68,125
                                                     ----------
                                                        154,375
DRUGS & HEALTH CARE -- 2.89%
  Angeion Corp.(a)........................  15,000       52,500
ELECTRONICS -- 5.02%
  Computational Systems, Inc.(a)..........   2,000       38,500
  Computer Products Inc.(a)...............   2,700       52,650
                                                     ----------
                                                         91,150
ENVIRONMENTAL -- 7.12%
  Envirosource, Inc.(a)...................  13,300       35,744
  IMCO Recycling, Inc.....................   6,400       93,600
                                                     ----------
                                                        129,344
FINANCIAL SERVICES -- 4.24%
  Legg Mason, Inc.........................   2,000       77,000

                                                       MARKET
                                            SHARES     VALUE
                                            ------     ------
COMMON STOCKS (CONTINUED)
------------------------------------------
HOTELS AND RESTAURANTS -- 10.05%
  Apple South, Inc........................  3,000    $   40,500
  Bristol Hotel Co.(a)....................  2,000        63,500
  Capstar Hotel Co.(a)....................  4,000        78,500
                                                     ----------
                                                        182,500
MAINTENANCE -- 3.73%
  American Residential Services,
    Inc.(a)...............................  2,500        67,812
PETROLEUM SERVICES -- 13.57%
  Camco International, Inc................  1,100        50,737
  Marine Drilling Companies, Inc.(a)......  4,100        80,719
  Precision Drilling Corp(a)..............  1,100        38,225
  Trico Marine Services, Inc.(a)..........  1,600        76,800
                                                     ----------
                                                        246,481
PUBLISHING -- 11.12%
  Houghton Mifflin Co.....................  1,200        67,950
  National Education Corp(a)..............  5,000        76,250
  World Color Press, Inc.(a)..............  3,000        57,750
                                                     ----------
                                                        201,950
RACETRACKS -- 3.39%
  International Speedway Corp(a)..........  3,000        61,500
REAL ESTATE -- 5.78%
  Mid-America Apartment Communities,
    Inc...................................  1,600        46,200
  Public Storage, Inc.....................  1,900        58,900
                                                     ----------
                                                        105,100
RETAIL -- 6.74%
  Cash America International, Inc.........  8,000        68,000
  Ugly Duckling Corp.(a)..................  2,800        54,600
                                                     ----------
                                                        122,600
                                                     ----------
TOTAL INVESTMENTS -- 100%
------------------------------------------
  (cost $1,603,053).......................           $1,816,762
-------------------------                            ==========
(a) Non-income producing.

                     See notes to the financial statements.

                 JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS -- 51.05%
--------------------------------------
AEROSPACE & AIRCRAFT -- 1.21%
  AlliedSignal, Inc. .................       1,700   $   113,900
  Boeing Co. .........................       1,700       180,838
                                                      ----------
                                                         294,738
APPAREL -- 0.71%
  Nike, Inc., Class B.................       2,900       173,275
AUTOMOBILES -- 0.18%
  Chrysler Corp. .....................       1,300        42,900
BROADCASTING -- 0.44%
  Westinghouse Electric Corp. ........       5,400       107,325
BANKS -- 3.01%
  BankAmerica Corp. ..................       1,300       129,675
  Chase Manhattan Corp. ..............       1,300       116,025
  Citicorp............................       1,500       154,500
  First USA, Inc. ....................       5,300       183,513
  Mellon Bank Corp. ..................       1,250        88,750
  NationsBank Corp. ..................         600        58,650
                                                      ----------
                                                         731,113
BUSINESS SERVICES -- 1.52%
  Cognizant Corp. ....................       4,000       132,000
  First Data Corp. ...................       3,800       138,700
  New York Times Co. .................       1,500        57,000
  Service Corp. International.........       1,500        42,000
                                                      ----------
                                                         369,700
CHEMICALS -- 1.43%
  DuPont EI & Co. De Neumours.........       1,700       160,437
  Monsanto Co. .......................       4,800       186,600
                                                      ----------
                                                         347,037
COMPUTERS & TECHNOLOGY -- 7.27%
  Computer Associates International,
    Inc. .............................       3,250       161,688
  Cisco Systems, Inc.(a)..............       6,600       419,925
  GT Interactive Software Corp.(a) ...       3,000        21,375
  International Business Machines
    Corp. ............................       2,000       302,000
  Microsoft Corp.(a)..................       1,500       123,938
  Oracle Systems Corp.(a).............       5,000       208,750
  Sun Microsystems, Inc.(a)...........       8,000       205,500
  3Com Corp.(a).......................       3,100       227,463
  Xerox Corp. ........................       1,800        94,725
                                                      ----------
                                                       1,765,364
CONGLOMERATES -- 1.46%
  General Electric Co. ...............       3,000       296,625
  Tyco International, Ltd. ...........       1,100        58,163
                                                      ----------
                                                         354,788
CONSUMER PRODUCTS -- 2.36%
  Colgate Palmolive Co. ..............         800        73,800
  Gillette Co. .......................       2,100       163,275
  Minnesota Mining & Manufacturing
    Co. ..............................       1,200        99,450
  Proctor & Gamble Co. ...............       2,200       236,500
                                                      ----------
                                                         573,025

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS (CONTINUED)
--------------------------------------
DRUGS -- 0.94%
  Bristol Myers Squibb Co. ...........       1,700    $  184,875
  Lilly Eli & Co. ....................         600        43,800
                                                      ----------
                                                         228,675
ELECTRONICS -- 3.58%
  Boston Scientific Corp.(a) .........       2,000       120,000
  Emerson Electric Co. ...............         300        29,025
  Honeywell, Inc. ....................       2,000       131,500
  Intel Corp. ........................       2,700       353,531
  Micron Technology, Inc. ............       1,800        52,425
  Perkin-Elmer Corp. .................       1,900       111,862
  Texas Instruments, Inc. ............       1,100        70,125
                                                      ----------
                                                         868,468
ENTERTAINMENT -- 0.43%
  Disney, Walt Co. ...................       1,500       104,437
FINANCIAL SERVICES -- 2.33%
  Conseco, Inc. ......................       2,800       178,500
  MBNA Corp. .........................       2,000        83,000
  T. Rowe Price & Assoc., Inc. .......       3,150       137,025
  Travelers Group, Inc. ..............       3,666       166,345
                                                      ----------
                                                         564,870
FOOD & BEVERAGES -- 2.06%
  Campbell Soup Co. ..................       1,300       104,325
  Coca-Cola Co. ......................       2,300       121,038
  Pepsico, Inc. ......................       8,600       251,550
  Seagram Ltd. .......................         600        23,250
                                                      ----------
                                                         500,163
HEALTH PRODUCTS & CARE -- 4.40%
  Abbott Laboratories.................       1,200        60,900
  American Home Products Corp. .......       2,600       152,425
  Amgen, Inc.(a)......................       1,600        87,000
  Columbia/HCA Healthcare Corp. ......       6,000       244,500
  Johnson & Johnson...................       2,000        99,500
  Merck & Co., Inc. ..................       2,800       221,900
  Pfizer, Inc. .......................       1,900       157,462
  Warner Lambert Co. .................         600        45,000
                                                      ----------
                                                       1,068,687
HOTEL -- 1.42%
  Hospitality Franchise Systems,
    Inc.(a)...........................       2,500       149,375
  Hilton Hotels Corp. ................       3,500        91,438
  Marriott International, Inc. .......       1,900       104,975
                                                      ----------
                                                         345,788

                     See notes to the financial statements.

                 JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------


COMMON STOCKS (CONTINUED)
--------------------------------------
INSURANCE -- 2.90%
  Allstate Corp. .....................       4,200     $  243,075
  American International Group,
    Inc. .............................       1,400        151,550
  Chubb Corp. ........................         900         48,375
  ITT Hartford Group, Inc. ...........         500         33,750
  Marsh & McLennan Cos., Inc. ........       1,000        104,000
  TIG Holdings, Inc. .................       3,600        121,950
                                                       ----------
                                                          702,700
MACHINERY -- 0.98%
  Deere & Co. ........................       2,700        109,687
  Dover Corp. ........................       1,400         70,350
  Thermo Electron Corp.(a)............       1,400         57,750
                                                       ----------
                                                          237,787
OIL & GAS -- 7.01%
  Anadarko Petroleum Corp. ...........       1,500         97,125
  Apache Corp. .......................       2,700         95,513
  Baker Hughes, Inc. .................       3,300        113,850
  Chevron Corp. ......................       2,800        182,000
  Columbia Gas Systems, Inc. .........       1,500         95,437
  Consolidated Natural Gas Co. .......       2,000        110,500
  Enron Oil & Gas Co. ................       3,200         80,800
  Ensco International, Inc.(a)........       2,000         97,000
  Exxon Corp. ........................       1,500        147,000
  Halliburton Co. ....................       2,000        120,500
  Mobil Corp. ........................         200         24,450
  Noble Affiliates, Inc. .............       3,500        167,562
  Royal Dutch Petroleum Co. ..........         700        119,525
  Schlumberger Ltd. ..................       1,500        149,813
  Transocean Offshore, Inc. ..........       1,600        100,200
                                                       ----------
                                                        1,701,275
REAL ESTATE -- 0.21%
  Redwood Trust, Inc. ................       1,400         52,150
RETAIL -- 3.32%
  CVS Corp. ..........................       1,400         57,925
  Home Depot, Inc. ...................       3,500        175,437
  Lowe's Companies, Inc. .............       3,000        106,500
  Office Depot, Inc.(a)...............         500          8,875
  Petsmart, Inc.(a)...................       4,500         98,437
  Safeway Stores, Inc.(a).............       5,200        222,300
  Staples, Inc.(a)....................       7,500        135,469
                                                       ----------
                                                          804,943
TELECOMMUNICATIONS -- 0.61%
  Ameritech Corp. ....................       1,000         60,625
  Bell Atlantic Corp. ................       1,000         64,750
  Lucent Technologies, Inc. ..........         500         23,125
                                                       ----------
                                                          148,500
TRANSPORTATION -- 0.39%
Tidewater, Inc. ....................         2,100         95,025

                                                        MARKET
                                           SHARES        VALUE
                                           ------       ------


COMMON STOCKS (CONTINUED)
--------------------------------------

WASTE DISPOSAL -- 0.88%
  Philip Environmental, Inc.(a).......       3,500        50,750
  Republic Industries, Inc.(a)........       1,500        46,781
  USA Waste Services, Inc.(a).........       3,600       114,750
                                                      ----------
                                                         212,281
                                                      ----------
    Total Common Stocks
      (cost $11,738,209)..............                12,395,014
                                                      ----------
                                        PRINCIPAL
       CORPORATE BONDS -- 0.11%           AMOUNT
--------------------------------------  ----------
FINANCIAL -- 0.04%
  Astra (144a)
    8.750%, 08/07/2003................  $   10,000        10,150
INDUSTRIAL -- 0.07%
  Buckeye Cellulos
    9.250%, 09/15/2008................      15,000        15,600
                                                      ----------
    Total Corporate Bonds
      (cost $24,875)..................                    25,750
                                                      ----------
MUNICIPAL BONDS -- 0.17%
--------------------------------------
CALIFORNIA -- 0.06%
  Long Beach Pension Obligation -- FSA
    Insured, 6.87%, 09/01/2006........       5,000         4,961
  San Bernardino County Authority
    Pension -- MBIA Insured, 6.94%,
    08/01/2009........................       5,000         4,962
  Ventura County Municipal Bond -- FSA
    Insured, 6.58%, 11/01/2006........       5,000         4,902
                                                      ----------
                                                          14,825
FLORIDA -- 0.11%
  Miami Beach Pension Project -- AMBAC
    Insured, 8.60%, 09/01/2021........      10,000        10,698
  University of Miami -- MBIA Insured
    Adjustable Rate, 7.65%,
    04/01/2020........................      15,000        15,132
                                                      ----------
                                                          25,830
                                                      ----------
    Total Municipal Bonds
      (cost $40,970)..................                    40,655
                                                      ----------
U.S. GOVERNMENT SECURITIES -- 36.57%
--------------------------------------
U.S. TREASURY NOTES -- 20.20%
  6.875%, 07/31/1999..................     200,000       204,062
  6.250%, 10/31/2001..................     500,000       500,470
  5.875%, 11/30/2001..................   1,000,000       985,470
  5.875%, 11/15/2005..................     300,000       289,266
  6.500%, 10/15/2006..................   2,900,000     2,915,863
  6.000%, 02/15/2026..................      10,000         9,102
                                                      ----------
                                                       4,904,233
U.S. GOVERNMENTAL AGENCIES -- 16.37%
  Resolution Trust Corporation Strip
    Interest, 6.80%, 05/25/2027.......      95,896        94,901

                     See notes to the financial statements.


                 JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
U.S. GOVERNMENT SECURITIES (CONTINUED)
--------------------------------------
U.S. GOVERNMENTAL AGENCIES (CONTINUED)
--------------------------------------
  Government National Mortgage
    Association
    6.50%, 12/15/2023.................  $  270,829   $   259,912
    6.50%, 04/15/2026.................   3,795,555     3,620,010
                                                      ----------
                                                       3,879,922
                                                      ----------
    Total U.S. Government Securities
      (cost $8,920,638)...............                 8,879,056
                                                      ----------
MORTGAGE BACKED SECURITIES -- 1.26%
--------------------------------------
  Countrywide Mortgage Backed
    Securities, Inc., 8.00%,
    12/25/2026........................      95,806        97,213
  DLJ Mortgage Acceptance Corp. 1996-
    CF1 A1B, (144a), 7.58%,
    03/13/2028........................      50,000        51,688
  Green Tree 1996-4 A6, 7.40%,
    06/15/2027........................      15,000        15,126
  Residential Funding Mortgage
    Security I
    6.75%, 03/25/2011.................      97,126        95,062
  TLFC Equipment Lease Trust
    5.98%, 11/20/2002.................      48,244        48,123
                                                      ----------
    Total Mortgage Backed Securities
      (cost $308,906).................                   307,212
                                                      ----------

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
SHORT-TERM INVESTMENTS -- 10.84%
--------------------------------------
COMMERCIAL PAPER -- 10.84%
  Albertsons, Inc.
    5.38%, 01/28/1997.................  $  265,000   $   263,931
  Amoco Co.
    5.25%, 01/06/1997.................     315,000       314,770
  Gannett, Inc.
    5.35%, 01/10/1997.................     550,000       549,264
  General Electric Capital Corp.
    5.37%, 01/13/1997.................     300,000       299,463
  Proctor & Gamble
    5.33%, 01/07/1997.................     330,000       329,707
  Receivables Capital Corp.
    5.55%, 02/14/1997.................     525,000       521,439
  Schering Corp.
    5.45%, 01/30/1997.................     355,000       353,441
                                                      ----------
    Total Short-Term Investments
      (cost $2,632,015)...............                 2,632,015
                                                      ----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $23,665,613)..................               $24,279,702
                                                      ==========

-------------------------
(a) Non-income producing.

                     See notes to the financial statements.

                  JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS -- 90.56%
---------------------------------------
AEROSPACE & AIRCRAFT -- 2.64%
  AlliedSignal, Inc. ..................     3,200   $   214,400
  Boeing Co. ..........................     2,100       223,387
  United Technologies Corp. ...........     3,000       198,000
                                                    -----------
                                                        635,787
BANKS -- 6.33%
  Ahmanson H F & Co. ..................     6,700       217,750
  BankAmerica Corp. ...................     2,200       219,450
  Citicorp.............................     3,100       319,300
  MBNA Corp. ..........................     5,600       232,400
  NationsBank Corp. ...................     1,100       107,525
  Republic NY Corp.....................     2,600       212,225
  Wells Fargo & Co. ...................       800       215,800
                                                    -----------
                                                      1,524,450
BUSINESS SERVICES -- 2.67%
  ADT Ltd. ............................     9,500       217,312
  Cognizant Corp. .....................     6,700       221,100
  First Data Corp......................     5,600       204,400
                                                    -----------
                                                        642,812
CHEMICALS -- 2.74%
  Du Pont E I De Nemours & Co. ........     2,300       217,063
  IMC Global, Inc. ....................     5,700       223,013
  Potash Corp. ........................     2,600       221,000
                                                    -----------
                                                        661,076
COMPUTERS & SOFTWARE -- 11.07%
  Cisco Systems, Inc.(a)...............    10,600       674,425
  Compaq Computer Corp(a)..............     4,400       326,700
  Computer Associates International,
    Inc. ..............................     5,800       288,550
  Hewlett Packard Co. .................     2,100       105,525
  International Business Machines
    Corp...............................     3,000       453,000
  Microsoft Corp.(a)...................     5,300       437,912
  3Com Corp(a).........................     5,200       381,550
                                                    -----------
                                                      2,667,662
CONFECTIONS & BEVERAGES -- 2.59%
  Coca-Cola Co. .......................     9,000       473,625
  Pepsico, Inc. .......................     5,100       149,175
                                                    -----------
                                                        622,800
CONSUMER PRODUCTS -- 8.85%
  Colgate Palmolive Co. ...............     2,400       221,400
  Crown Cork & Seal, Inc. .............     4,300       233,813
  Eastman Kodak Co. ...................     1,300       104,325
  Gillette Co. ........................     3,100       241,025
  Philip Morris Cos, Inc. .............     6,000       675,750
  Procter & Gamble Co. ................     2,000       215,000
  Seagram Co. Ltd. ....................     5,500       213,125
  Unilever NV..........................     1,300       227,825
                                                    -----------
                                                      2,132,263

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS (CONTINUED)
---------------------------------------
DIVERSIFIED -- 0.90%
  Tyco International, Ltd. ............     4,100   $   216,787



ELECTRONICS -- 9.93%
  Adaptec, Inc.(a).....................     5,100       204,000
  Atmel Corp.(a).......................     3,100       102,687
  Boston Scientific Corp.(a)...........     3,600       216,000
  Checkpoint Systems, Inc.(a)..........     3,100        76,725
  General Electric Corp. ..............     4,600       454,825
  Intel Corp. .........................     5,300       693,969
  Perkin Elmer Corp. ..................     3,900       229,612
  Raychem Corp. .......................     4,000       320,500
  S3, Inc.(a)..........................     5,700        92,625
                                                    -----------
                                                      2,390,943
FINANCIAL SERVICES -- 5.99%
  Allstate Corp. ......................     3,700       214,137
  American Express Co. ................     4,000       226,000
  Chase Manhattan Corp.................     3,600       321,300
  Federal National Mortgage
    Association........................     6,200       230,950
  First USA Inc. ......................     6,600       228,525
  Travelers Group, Inc. ...............     4,900       222,337
                                                    -----------
                                                      1,443,249
HEALTH PRODUCTS & CARE -- 1.79%
  Columbia/HCA Healthcare Corp. .......     5,300       215,975
  Mallinckrodt, Inc. ..................     4,900       216,213
                                                    -----------
                                                        432,188
INSURANCE -- 2.03%
  Conseco, Inc. .......................     3,400       216,750
  Equifax, Inc. .......................     5,100       156,187
  SunAmerica, Inc. ....................     2,600       115,375
                                                    -----------
                                                        488,312
MEDICAL SERVICES & SUPPLIES -- 10.02%
  American Home Products Corp. ........     3,700       216,913
  Amgen, Inc.(a).......................     3,800       206,625
  Centocor(a)..........................     3,100       110,825
  Johnson & Johnson....................     4,300       213,925
  Medtronic, Inc. .....................     3,200       217,600
  Merck & Co. .........................     8,400       665,700
  Pharmacia & Upjohn, Inc. ............     5,600       221,900
  Pfizer, Inc. ........................     5,500       455,813
  Warner Lambert, Co. .................     1,400       105,000
                                                    -----------
                                                      2,414,301



                     See notes to the financial statements.

                  JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS (CONTINUED)
---------------------------------------
OIL & GAS -- 11.28%
  Anadarko Petroleum Corp. ............     3,200   $   207,200
  BJ Services Co.(a)...................     6,500       331,500
  Burlington Resources, Inc. ..........     2,100       105,788
  Diamond Offshore Drilling(a).........     5,900       336,300
  Dresser Industries, Inc. ............     4,100       127,100
  Elf Aquitaine Sponsored -- ADR.......     5,500       248,875
  Ensco International, Inc.(a).........     5,300       257,050
  Halliburton Co. .....................     5,300       319,325
  Louisiana Land & Exploration Co. ....     3,900       209,138
  Rowan Cos, Inc.(a)...................     4,500       101,813
  Schlumberger, Ltd. ..................     2,100       209,737
  Tidewater, Inc. .....................     5,800       262,450
                                                    -----------
                                                      2,716,276
RETAIL -- 7.51%
  American Stores, Co. ................     5,300       216,638
  CVS Corp. ...........................     5,400       223,425
  Federated Department Stores,
    Inc.(a)............................     6,500       221,813
  Home Depot, Inc. ....................     9,000       451,125
  Price/Costco, Inc.(a)................    13,600       341,700
  TJX Cos, Inc. .......................     7,500       355,312
                                                    -----------
                                                      1,810,013
TELECOMMUNICATIONS -- 2.86%
  Ameritech Corp. .....................     3,800       230,375
  GTE Corp.............................     5,100       232,050
  SBC Communications, Inc. ............     4,400       227,700
                                                    -----------
                                                        690,125
TRANSPORTATION -- 1.36%
  Burlington Northern Sante Fe.........     3,800       328,225
                                                    -----------
    Total Common Stocks
      (cost $21,526,921)...............              21,817,269
                                                    -----------

                                         PRINCIPAL    MARKET
                                          AMOUNT      VALUE
                                          ------      ------
SHORT-TERM INVESTMENTS -- 9.44%
---------------------------------------
U.S. GOVERNMENT AGENCIES -- 0.40%
  Federal Home Loan Mortgage,
    5.23%, 01/16/1997..................   $ 97,000   $    96,789
COMMERCIAL PAPER -- 9.04%
  Amoco
    5.25%, 01/06/1997..................    485,000       484,646
  Ciesco L P
    5.38%, 01/09/1997..................    300,000       299,642
    5.38%, 01/13/1997..................    255,000       254,543
  Gannett, Inc.
    5.35%, 01/10/1997..................     55,000        54,926
  General Electric Co.
    5.28%, 01/08/1997..................    420,000       419,569
  General Electric Cap Corp.
    5.37%, 01/14/1997..................    430,000       429,166
  International Lease Finance Corp.
    5.35%, 01/17/1997..................    235,000       234,441
                                                     -----------
                                                       2,176,933
                                                     -----------
    Total Short-Term Investments
      (cost $2,273,722)................                2,273,722
                                                     -----------
TOTAL INVESTMENTS -- 100%
---------------------------------------
  (cost $23,800,643)...................              $24,090,991
                                                     ===========

-------------------------
(a) Non-income producing.

                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                         ---------      ------
CORPORATE BONDS -- 92.93%
-----------------------------------------------------------------
AGRICULTURAL MACHINERY -- 0.76%
  AGCO Corp. (144a), 8.50%,
    03/15/2006.......................    $100,000     $   102,625
AUTOMOTIVE & ACCESSORIES -- 5.74%
  Exide Corp., (Step-Up), 12.25%,
    12/15/2004(a)....................     200,000         184,000
  Hayes Wheels International, Inc.,
    11.00%, 07/15/2006...............     100,000         109,125
  Lear Seating Corp., 9.50%,
    07/15/2006.......................     200,000         216,000
  Speedy Muffler King, Inc., 10.875%,
    10/01/2006.......................     250,000         266,562
                                                      -----------
                                                          775,687
BANKS -- 2.40%
  First Nationwide Bank, (144a),
    10.625%, 10/01/2003..............     300,000         324,000
BUILDING PRODUCTS -- 2.23%
  Toll Corp., 8.75%, 11/15/2006......     300,000         301,500
CHEMICALS -- 2.41%
  Laroche Industries, Inc., 13.00%,
    08/15/2004.......................     300,000         325,500
COMMUNICATIONS -- 9.80%
  Bell & Howell Co. Ser. B (Step-Up),
    11.50%, 03/01/2005...............     300,000         217,500
  Centennial Cellular Corp., 8.875%,
    11/01/2001.......................     300,000         289,500
  Gray Communications, 10.625%,
    10/01/2006.......................     200,000         212,000
  K-III Communications, 8.50%,
    02/01/2006.......................     200,000         196,500
  Paging Network, Inc., 10.125%,
    08/01/2007.......................     300,000         306,000
  Rogers Communications, Inc.,
    10.875%, 04/15/2004..............     100,000         105,000
                                                      -----------
                                                        1,326,500
CONSUMER PRODUCTS -- 6.32%
  Coty, Inc., 10.25%, 05/01/2005.....     400,000         434,000
  Celestica International, Inc.,
    10.50%, 12/31/2006...............     400,000         420,000
                                                      -----------
                                                          854,000
DEFENSE -- 0.83%
  Alliant Techsystems, Inc., 11.75%,
    03/01/2003.......................     100,000         112,250
FABRICATED METAL PRODUCTS -- 3.28%
  Ryerson Tull, Inc., 8.50%,
    07/15/2001.......................     200,000         205,000
  UCAR Global Enterprises, Inc.,
    12.00%, 01/15/2005...............     207,000         238,568
                                                      -----------
                                                          443,568

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                         ---------      ------
CORPORATE BONDS (CONTINUED)
-------------------------------------
FINANCIAL -- 2.47%
  Schuller International Group, Inc.,
    10.875%, 12/15/2004..............    $300,000     $   333,750
FOOD & BEVERAGES -- 6.33%
  Americold Corp., 11.50%,
    03/01/2005.......................     100,000         105,000
  Dominick's Finer Foods, 10.875%,
    05/01/2005.......................     300,000         332,250
  International Home Foods, Inc.,
    10.375%, 11/01/2006..............     300,000         309,750
  Keebler Corp., (144a), 10.75%,
    07/01/2006.......................     100,000         109,000
                                                      -----------
                                                          856,000
GAMING -- 5.92%
  Argosy Gaming Co., (144a) 13.25%,
    06/01/2004.......................     200,000         186,500
  Aztar Corp.
    11.00%, 10/01/2002...............     100,000          96,750
    13.75%, 10/01/2004...............     100,000         106,500
  Harvey's Casino Resorts, 10.625%,
    06/01/2006.......................     200,000         210,000
  Station Casinos, Inc., 10.125%,
    03/15/2006.......................     200,000         201,000
                                                      -----------
                                                          800,750
INDUSTRIAL -- 9.44%
  Clark-Schwebel, Inc., 10.50%,
    04/15/2006.......................     100,000         106,000
  Freedom Chemical Co., 10.625%,
    10/15/2006.......................     300,000         315,000
  Norcal Waste System, Inc.,
    (Step-Up) 12.75%,
    11/15/2005(a)....................     300,000         331,500
  U.S. Can Corp., 10.125%,
    10/15/2006.......................     300,000         315,375
  Veritas DGC, Inc., 9.75%,
    10/15/2003.......................     200,000         208,000
                                                      -----------
                                                        1,275,875
MACHINERY -- 0.80%
  Terex Corp., (144a), 13.25%,
    05/15/2002.......................     100,000         107,750
MEDIA CABLE -- 7.69%
  Century Communications
    9.75%, 02/15/2002................     100,000         103,000
    9.50%, 03/01/2005................     100,000         102,500
  Frontiervision, 11.00%,
    10/15/2006.......................     200,000         202,937
  Jones Intercable, Inc., 9.625%,
    03/15/2002.......................     200,000         210,000
  Marcus Cable Co., 11.875%,
    10/01/2005.......................     200,000         211,750
  Rogers Cablesystems Limited
    9.625%, 08/01/2002...............     100,000         104,250
    10.00%, 03/15/2005...............     100,000         106,500
                                                      -----------
                                                        1,040,937



                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                         ---------      ------
CORPORATE BONDS (CONTINUED)
-------------------------------------
MERCHANDISING -- 3.87%
  E&S Holdings Corp., (144a),
    10.375%, 10/01/2006..............    $400,000     $   419,000
  Simmons Co., 10.75%, 04/15/2006....     100,000         105,250
                                                      -----------
                                                          524,250
OIL & GAS -- 5.09%
  Cliffs Drilling Co., 10.25%,
    05/15/2003.......................     300,000         319,125
  Parker Drilling Co., 9.75%,
    11/15/2006.......................     350,000         369,250
                                                      -----------
                                                          688,375
PAPER -- 3.29%
  Doman Industries Ltd., 8.75%,
    03/15/2004.......................     200,000         187,000
  Quno Corp., 9.125%, 05/15/2005.....     250,000         258,125
                                                      -----------
                                                          445,125
PETROLEUM -- 1.58%
  Nuevo Energy Co., 9.50%,
    04/15/2006.......................     100,000         106,250
  Plains Resources, Inc., 10.25%,
    03/15/2006.......................     100,000         107,000
                                                      -----------
                                                          213,250
PRINTING & PUBLISHING -- 3.28%
  Big Flower Press, Inc., 10.75%
    08/01/2003.......................     125,000         131,250
  Printpack Inc., (144a), 10.625%,
    08/15/2006.......................     300,000         312,000
                                                      -----------
                                                          443,250
RETAIL -- 1.63%
  Smith's Food & Drug, 11.25%,
    05/15/2007.......................     200,000         221,000
STEEL -- 1.51%
  Bar Technologies, Inc., 13.50%,
    04/01/2001.......................     100,000         101,500
  NS Group, Inc., 13.50%,
    07/15/2003.......................     100,000         102,250
                                                      -----------
                                                          203,750
TEXTILES -- 2.41%
  Day International Group, 11.125%,
    06/01/2005.......................     100,000         105,000
  Synthetic Industries, Inc., 12.75%,
    12/01/2002.......................     200,000         220,500
                                                      -----------
                                                          325,500

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                         ---------      ------
CORPORATE BONDS (CONTINUED)
-------------------------------------
TOBACCO -- 2.30%
  Dimon, Inc., 8.875%, 06/01/2006....    $300,000     $   311,250
TRANSPORTATION -- 1.55%
  Viking Star Shipping, Inc., 9.625%,
    07/15/2003.......................     200,000         209,250
                                                      -----------
      Total Corporate Bonds
        (cost $12,152,861)...........                  12,565,692
                                                      -----------
WARRANTS & RIGHTS -- 0.01%
-------------------------------------
STEEL -- 0.00%
  Bar Technologies, Inc..............         100             550
MISCELLANEOUS -- 0.01%
  Terex Corp.........................         400           1,400
                                                      -----------
    Total Warrants & Rights
      (cost $831)....................                       1,950
                                                      -----------
SHORT TERM INVESTMENTS -- 7.06%
-------------------------------------
COMMERCIAL PAPER -- 6.69%
-------------------------------------
  American Express Corp.,
    5.90%, 01/02/1997................     250,000         249,959
  Disney Walt Co., 5.47%,
    01/02/1997.......................     250,000         249,962
  Ford Motor Credit Co., 6.00%,
    01/02/1997.......................     225,000         224,962
  General Motors Acceptance Corp.,
    5.78%, 01/06/97..................     180,000         179,856
                                                      -----------
                                                          904,739
MONEY MARKET FUNDS -- 0.37%
-------------------------------------
  State Street Global Advisor Fund,
    5.38%(b).........................      50,656          50,656
                                                      -----------
      Total Short Term Investments
        (cost $955,395)..............                     955,395
                                                      -----------
TOTAL INVESTMENTS -- 100%
-------------------------------------
  (cost $13,109,087).................                 $13,523,037
                                                       ==========


-------------------------
(a) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                      PPM AMERICA/JNL MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
COMMERCIAL PAPER -- 99.99%
--------------------------------------
CAPTIVE FINANCE -- 25.09%
  American Express Credit Corp.
    5.32%, 01/08/1997.................  $  250,000   $   249,741
    5.30%, 01/21/1997.................     130,000       129,617
    5.31%, 01/27/1997.................     125,000       124,521
    5.30%, 03/17/1997.................     160,000       158,233
    5.31%, 03/17/1997.................     300,000       296,681
    5.27%, 03/28/1997.................     170,000       167,860
  Chrysler Financial Corp.
    5.31%, 01/08/1997.................     109,000       108,887
    5.33%, 01/09/1997.................     274,000       273,675
    5.33%, 01/28/1997.................     250,000       249,001
    5.41%, 01/30/1997.................     260,000       258,867
  Ford Motor Credit Co.
    5.31%, 01/15/1997.................     100,000        99,794
    5.33%, 01/23/1997.................     225,000       224,267
    5.34%, 01/23/1997.................     145,000       144,527
    5.31%, 01/24/1997.................     215,000       214,271
    5.32%, 03/17/1997.................     105,000       103,836
    5.33%, 04/01/1997.................     200,000       197,335
  General Motors Acceptance Corp.
    5.45%, 01/06/1997.................     110,000       109,917
    5.31%, 01/13/1997.................     110,000       109,805
    5.46%, 01/27/1997.................     110,000       109,566
    5.32%, 02/03/1997.................     100,000        99,512
    5.48%, 02/24/1997.................     100,000        99,178
    5.38%, 04/22/1997.................     100,000        98,341
  J C Penney Corp.
    5.30%, 02/20/1997.................     300,000       297,792
    5.31%, 02/28/1997.................     191,000       189,366
    5.33%, 03/07/1997.................     190,000       188,172
  John Deere Capital Corp.
    5.42%, 02/24/1997.................     325,000       322,358
    5.40%, 02/28/1997.................     175,000       173,478
  Sears Roebuck Acceptance Corp.
    5.32%, 01/13/1997.................     125,000       124,778
    5.45%, 01/13/1997.................     200,000       199,637
    5.40%, 01/17/1997.................     100,000        99,760
    5.32%, 01/23/1997.................     400,000       398,700
    5.35%, 01/31/1997.................     150,000       149,331
                                                     -----------
                                                       5,770,804
COMPUTERS -- 4.08%
  International Business Machines
    Credit Corp.
    5.40%, 01/08/1997.................     310,000       309,675
    5.31%, 01/14/1997.................     450,000       449,137
    5.29%, 01/31/1997.................     180,000       179,207
                                                     -----------
                                                         938,019

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
COMMERCIAL PAPER (CONTINUED)
--------------------------------------
CONSUMER FINANCE -- 20.83%
  American General Financial Corp.
    5.45%, 01/14/1997.................  $  250,000   $   249,508
    5.50%, 01/17/1997.................     195,000       194,523
    5.29%, 01/29/1997.................     165,000       164,321
    5.50%, 01/30/1997.................     200,000       199,114
  Beneficial Corp.
    5.33%, 01/06/1997.................     165,000       164,878
    5.30%, 01/10/1997.................     195,000       194,742
    5.30%, 01/28/1997.................     150,000       149,405
    5.29%, 02/07/1997.................     250,000       248,638
    5.32%, 02/10/1997.................     150,000       149,113
  Heller Financial, Inc.
    5.47%, 01/09/1997.................     200,000       199,757
    5.45%, 01/31/1997.................     105,000       104,523
    5.36%, 02/21/1997.................     410,000       406,887
    5.33%, 04/25/1997.................     190,000       186,793
  Household Financial Corp.
    5.32%, 01/08/1997.................     130,000       129,866
    5.29%, 01/17/1997.................     320,000       319,248
    5.30%, 01/17/1997.................     130,000       129,694
    5.53%, 01/21/1997.................     300,000       299,078
    5.29%, 01/30/1997.................     150,000       149,361
  Norwest Financial, Inc.
    5.30%, 01/06/1997.................     200,000       199,853
    5.41%, 01/07/1997.................     250,000       249,775
    5.31%, 01/15/1997.................     105,000       104,783
    5.30%, 01/17/1997.................     100,000        99,764
    5.39%, 01/24/1997.................     225,000       224,225
    5.30%, 02/07/1997.................     150,000       149,183
    5.29%, 02/10/1997.................     125,000       124,265
                                                     -----------
                                                       4,791,297
CONSUMER PRODUCTS -- 9.67%
  Coca-Cola Co., 5.95%, 01/10/1997....     200,000       199,703
  Conagra, Inc.
    5.45%, 01/24/1997.................     100,000        99,652
    5.49%, 02/18/1997.................     150,000       148,900
    5.49%, 02/21/1997.................     270,000       267,900
  Heinz H J Co.
    5.28%, 01/03/1997.................     480,000       479,859
    5.28%, 01/07/1997.................     200,000       199,824
    5.40%, 01/24/1997.................     255,000       254,120
  Proctor & Gamble Co.
    5.60%, 01/14/1997.................     200,000       199,596
    5.27%, 01/21/1997.................     220,000       219,356
  Tyson Foods, Inc., 5.55%,
    01/08/1997........................     155,000       154,833
                                                     -----------
                                                       2,223,743



                     See notes to the financial statements.

                      PPM AMERICA/JNL MONEY MARKET SERIES

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
COMMERCIAL PAPER (CONTINUED)
--------------------------------------
HEALTH CARE -- 6.56%
  American Home Products Corp., 5.33%,
    01/28/1997........................  $  650,000   $   647,402
  Schering Corp.
    5.30%, 01/29/1997.................     220,000       219,093
    5.32%, 01/29/1997.................     185,000       184,235
    5.35%, 02/11/1997.................      65,000        64,604
    5.30%, 04/22/1997.................     400,000       393,463
                                                     -----------
                                                       1,508,797
INDEPENDENT FINANCE -- 5.99%
  Associates Corp. -- North America
    5.31%, 01/14/1997.................     110,000       109,789
    5.38%, 01/23/1997.................     300,000       299,014
  General Electric Capital Corp.
    5.56%, 01/07/1997.................     200,000       199,815
    5.55%, 01/29/1997.................     350,000       348,530
    5.41%, 01/30/1997.................     105,000       104,541
    5.30%, 02/28/1997.................     200,000       198,291
    5.34%, 06/16/1997.................     120,000       117,045
                                                     -----------
                                                       1,377,025
INSURANCE -- 3.89%
  USAA Capital Corp.
    5.35%, 01/16/1997.................     250,000       249,443
    5.29%, 02/06/1997.................     400,000       397,884
    5.32%, 02/25/1997.................     250,000       247,968
                                                     -----------
                                                         895,295
MORTGAGE BANKING -- 4.88%
  Countrywide Corp.
    5.36%, 01/15/1997.................     150,000       149,687
    5.35%, 01/16/1997.................     750,000       748,328
    5.36%, 01/22/1997.................     225,000       224,297
                                                     -----------
                                                       1,122,312
OIL & GAS -- 6.45%
  Chevron UK Investment PLC, 5.30%,
    01/27/1997........................   1,000,000       996,172
  Consolidated Natural Gas Co.
    5.60%, 01/16/1997.................     220,000       219,487
    5.62%, 01/22/1997.................     270,000       269,115
                                                     -----------
                                                       1,484,774

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
COMMERCIAL PAPER (CONTINUED)
--------------------------------------
PACKAGING -- 1.86%
  Crown, Cork & Seal, Inc.
    5.78%, 01/15/1997.................  $  140,000   $   139,684
    5.70%, 01/28/1997.................     290,000       288,760
                                                     -----------
                                                         428,444
TELECOMMUNICATIONS -- 9.21%
  American Telephone & Telegraph Co.,
    5.40%, 04/07/1997.................     185,000       182,335
  Ameritech Corp.
    5.27%, 01/10/1997.................     140,000       139,816
    5.33%, 07/11/1997.................     732,000       711,300
  Bell South Telecommunications Corp.,
    5.50%, 02/13/1997.................     150,000       149,015
  GTE Corp.
    6.17%, 01/02/1997.................     270,000       269,954
    5.47%, 01/14/1997.................     165,000       164,674
    5.55%, 01/31/1997.................     360,000       358,335
    5.55%, 02/19/1997.................     145,000       143,905
                                                     -----------
                                                       2,119,334
UTILITIES -- 1.48%
  Florida Power Corp., 5.58%,
    01/08/1997........................     342,000       341,629
                                                     -----------
TOTAL COMMERCIAL PAPER
--------------------------------------
  (cost $23,001,473)..................                23,001,473
                                                     -----------
MONEY MARKET FUNDS -- 0.01%
--------------------------------------
  State Street Global Advisor Fund,
    5.38%,(a) (cost $1,772)...........       1,772         1,772
                                                     -----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $23,003,245)..................               $23,003,245
                                                     ===========

-------------------------

(a) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                      PPM AMERICA/JNL VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------
COMMON STOCKS -- 96.17%
---------------------------------------
AEROSPACE -- 5.69%
  Lockheed Martin Corp. ...............     1,900   $   173,850
  Rockwell International Corp..........     4,400       267,850
  TRW, Inc. ...........................     7,100       351,450
  United Technologies Corp. ...........     3,800       250,800
                                                    -----------
                                                      1,043,950
AUTOMOTIVE -- 3.78%
  Ford Motor Co. ......................    11,100       353,812
  General Motors Corp. ................     6,100       340,075
                                                    -----------
                                                        693,887
BANKS -- 6.46%
  BankAmerica Corp. ...................     2,700       269,325
  Charter One Financial, Inc. .........     5,500       231,000
  KeyCorp..............................     6,800       343,400
  Mellon Bank Corp. ...................     4,800       340,800
                                                    -----------
                                                      1,184,525
CHEMICALS -- 4.38%
  Grace (W.R.) & Co. ..................     3,500       181,125
  PPG Industries, Inc. ................     6,300       353,587
  Rohm & Haas Co. .....................     3,300       269,363
                                                    -----------
                                                        804,075
COMPUTERS AND BUSINESS MACHINES --
  4.49%
  International Business Machines
    Corp. .............................     2,800       422,800
  Xerox Corp. .........................     7,600       399,950
                                                    -----------
                                                        822,750
DOMESTIC OIL -- 1.39%
  Ashland, Inc. .......................     5,800       254,475
DRUGS & HEALTH CARE -- 6.21%
  Baxter International, Inc. ..........     4,400       180,400
  Bristol Myers Squibb Co. ............     2,300       250,125
  Columbia/HCA Healthcare Corp. .......     6,900       281,175
  Pharmacia & Upjohn Co. ..............     4,200       166,425
  Wellpoint Health Networks, Inc.(a)...     7,600       261,250
                                                    -----------
                                                      1,139,375
ELECTRIC UTILITIES -- 7.68%
  Edison International.................    17,900       355,763
  General Public Utilities Corp. ......    10,300       346,338
  Ohio Edison Co. .....................    15,500       352,625
  PECO Energy Co. .....................    14,000       353,500
                                                    -----------
                                                      1,408,226
ELECTRICAL EQUIPMENT -- 1.95%
  Cooper Industries, Inc. .............     8,500       358,062
ELECTRONICS & INSTRUMENTATION -- 2.02%
  Harris Corp. ........................     5,400       370,575
FINANCIAL SERVICES -- 3.75%
  Beneficial Corp. ....................     5,500       348,562
  Chase Manhattan Corp New.............     3,800       339,150
                                                    -----------
                                                        687,712
FOOD, BEVERAGE, AND TOBACCO -- 7.45%
  American Brands, Inc. ...............     7,900       392,037
  Anheuser-Busch Cos., Inc. ...........     5,900       236,000
  Philip Morris Co., Inc. .............     3,300       371,663
  RJR Nabisco Holdings Corp. ..........    10,800       367,200
                                                    -----------
                                                      1,366,900
GAS EXPLORATION -- 1.91%
  Occidental Petroleum Corp. ..........    15,000       350,625

                                                      MARKET
                                          SHARES       VALUE
                                          ------      ------

COMMON STOCKS (CONTINUED)
---------------------------------------
INDUSTRIAL MACHINERY -- 1.94%
  Parker Hannifin Corp.................     9,200   $   356,500
INSURANCE -- 10.67%
  Aetna, Inc. .........................     4,700       376,000
  American General Corp. ..............     6,500       265,687
  CIGNA Corp. .........................     2,600       355,225
  ITT Hartford Group, Inc. ............     5,100       344,250
  Providian Corp. .....................     6,900       354,488
  TransAmerica Corp. ..................     3,300       260,700
                                                    -----------
                                                      1,956,350
INTERNATIONAL OIL -- 3.84%
  Chevron Corp. .......................     5,400       351,000
  Exxon Corp. .........................     3,600       352,800
                                                    -----------
                                                        703,800
LEISURE & ENTERTAINMENT -- 1.76%
  Hasbro, Inc. ........................     8,300       322,663
MERCHANDISING -- 3.64%
  Federated Department Stores,
    Inc.(a)............................     9,400       320,775
  Penney (J.C.) Co., Inc. .............     7,100       346,125
                                                    -----------
                                                        666,900
MINING -- 1.91%
  Phelps Dodge Corp. ..................     5,200       351,000
PAPER -- 1.93%
  Mead Corp. ..........................     6,100       354,562
PHOTOGRAPHY -- 1.66%
  Polaroid Corp. ......................     7,000       304,500
RAILROADS -- 3.06%
  Burlington Northern Sante Fe,
    Inc. ..............................     2,400       207,300
  CSX Corp. ...........................     8,400       354,900
                                                    -----------
                                                        562,200
TELECOMMUNICATIONS -- 6.69%
  AT&T.................................     9,200       400,200
  Sprint Corp. ........................    10,200       406,725
  US West, Inc. .......................    13,000       419,250
                                                    -----------
                                                      1,226,175
TEXTILES -- 1.91%
  VF Corporation.......................     5,200       351,000
                                                    -----------
TOTAL COMMON STOCKS
---------------------------------------
  (cost $15,689,692)...................              17,640,787
                                                    -----------

                                         PRINCIPAL
                                          AMOUNT
                                         --------
SHORT-TERM INVESTMENTS -- 3.83%
---------------------------------------
MONEY MARKET FUNDS -- 3.83%
  State Street Global Advisor Fund,
    5.38%,(b) (cost $702,463)..........  $702,463       702,463
                                                    -----------
TOTAL INVESTMENTS -- 100%
---------------------------------------
  (cost $16,392,155)...................             $18,343,250
                                                    ===========

-------------------------
(a) Non-income producing.

(b) Dividend yield change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
CORPORATE BONDS -- 40.37%
--------------------------------------
UNITED STATES -- 40.37%
--------------------------------------
AEROSPACE INDUSTRIES -- 1.14%
  Talley Industries, 10.75%,
    10/15/2003........................  $  150,000   $   154,875
CAPITAL GOODS -- 1.15%
  Alvey Systems, 11.375%,
    01/31/2003........................     150,000       156,375
FINANCIAL -- 5.69%
  Foamex LP/ Foamex Capital Corp.,
    11.875%, 10/01/2004...............     250,000       266,250
  Mellon Financial, 9.75%,
    06/15/2001........................      50,000        55,584
  Paine Webber Group, Inc., 7.00%,
    03/01/2000........................     300,000       302,061
  Trump Atlantic City Associates,
    11.25%, 05/01/2006................     150,000       148,500
                                                     -----------
                                                         772,395
INDUSTRIAL -- 23.59%
  Clark-Schwebel, 10.50%,
    04/15/2006........................     250,000       266,250
  Cliffs Drilling, 10.25%,
    05/15/2003........................     150,000       159,563
  Dole Foods, Inc., 6.75%,
    07/15/2000........................     100,000        99,848
  Freedom Chemical Co., 10.625%,
    10/15/2006 (144a).................     150,000       157,500
  Iron Mountain, Inc., 10.125%,
    10/01/2006........................     150,000       159,000
  Jordan Industries, Inc.,
    10.375%, 08/01/2003...............     250,000       246,250
  NL Industries, (Step-Up), 13.00%,
    10/15/2005(a).....................     150,000       129,000
  National Energy Group, Inc., 10.75%,
    11/01/2006 (144a).................     150,000       158,250
  Norcal Waste System,
    13.00%, (Step-Up), 11/15/2005.....     150,000       165,750
  Parker Drilling Co.,
    9.75%, 11/15/2006.................     150,000       158,250
  Penn Traffic Co., 9.625%,
    04/15/2005........................     250,000       140,000
  Printpack, Inc., 10.625%, 08/15/2006
    (144a)............................     100,000       104,000
  Rayovac Corp., 10.25%, 11/01/2006...     150,000       153,750
  Remington Product Co., 11.00%,
    05/15/2006 (144a).................     150,000       128,250
  Renco Metals, Inc.,
    11.50%, 07/01/2003................     150,000       156,750
  Selmer Co., Inc., (144a), 11.00%,
    05/15/2005........................     250,000       270,000
  Southdown, Inc. Ser. B, 10.00%,
    03/01/2006........................     125,000       131,875
  Stroh Brewery Co., 11.10%,
    07/01/2006........................     150,000       156,375
  Twin Labs, Inc., (144a), 10.25%,
    05/15/2006........................     150,000       154,500
  Wyndham Hotel Corp., 10.50%,
    05/15/2006........................     100,000       106,500
                                                     -----------
                                                       3,201,661

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
CORPORATE BONDS (CONTINUED)
--------------------------------------
UNITED STATES (CONTINUED)
----------------------------------------------------------------
PUBLISHING -- 1.98%
  American Media Operations,
    11.625%, 11/15/2004...............  $  250,000   $   268,750
TELECOMMUNICATION -- 5.03%
  Adelphia Communications,
    12.50%, 05/15/2002................     150,000       153,750
  Diamond Cable Communications, Inc.,
    11.75%, 12/15/2005................     225,000       162,000
  People's Choice (Step-Up), 13.125%,
    06/01/2004(a).....................     200,000        84,000
  Telex Communications, Inc., 12.00%,
    07/15/2004........................     200,000       222,000
  Winstar Communications, Inc., (Step-
    Up), 14.00%, 10/15/2005(a)........     100,000        61,000
                                                     -----------
                                                         682,750
TRANSPORTATION -- 1.02%
  Airplanes Pass-through Trust,
    10.875%, 03/15/2019...............     125,000       137,664
UTILITIES -- 0.77%
  Arkla, Inc., 8.875%, 07/15/1999.....     100,000       105,044
                                                     -----------
    Total Corporate Bonds
      (Cost $5,455,638)...............                 5,479,514
                                                     -----------
GOVERNMENT BONDS -- 51.37%
--------------------------------------
ARGENTINA -- 4.40%
--------------------------------------
  Argentina Floating Rate Bond,
    6.625%, 03/31/2005(b).............     686,000       596,820
AUSTRALIA -- 0.11%
--------------------------------------
  Australia Government Bond, 6.75%,
    11/15/2006........................      20,000        15,223
BRAZIL -- 3.16%
--------------------------------------
  Brazil IDU Trust -- Merrill,
    6.6875%, 01/01/2001(b)............     227,500       220,106
  Brazil C Bond (payment-in-kind
    bond), 8.00%, 04/15/2014(c).......     275,343       208,990
                                                     -----------
                                                         429,096
CANADA -- 3.41%
--------------------------------------
  Canadian Government Bond, 6.50%,
    08/01/1999........................     330,000       251,851
    7.50%, 09/01/2000.................     150,000       118,028
    7.00%, 09/01/2001.................     120,000        93,069
                                                     -----------
    Total Canada......................                   462,948
DENMARK -- 0.67%
--------------------------------------
  Denmark Government Bond, 8.00%,
    11/15/2001........................     480,000        90,446
ECUADOR -- 0.86%
--------------------------------------
  Ecuador Pars (Step-Up), 3.25%,
    02/28/2025(d).....................     250,000       116,250



                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
GOVERNMENT BONDS (CONTINUED)
--------------------------------------

GERMANY -- 0.86%
--------------------------------------
  Germany (Federal Republic),
    8.25%, 09/20/2001.................  $   40,000   $    29,761
    7.50%, 11/11/2004.................     120,000        87,177
                                                     -----------
    Total Germany.....................                   116,938
IRELAND -- 1.39%
--------------------------------------
  Ireland Government Bond,
    6.25%, 04/01/1999.................      50,000        85,197
    6.50%, 10/18/2001.................      60,000       103,355
                                                     -----------
    Total Ireland.....................                   188,552
MEXICO -- 1.93%
--------------------------------------
  Mexico Global Bond, 11.50%,
    05/15/2026........................     250,000       262,500
MOROCCO -- 2.72%
--------------------------------------
  Morocco Loan Participation, 6.4375%,
    01/01/2009(b).....................     450,000       369,563
PANAMA -- 1.02%
--------------------------------------
  Panama Government Bond, 3.50%,
    07/17/2014........................     200,000       139,000
PHILIPPINES -- 1.79%
--------------------------------------
  Philippines Debt Conversion Bond,
    6.375%, 12/01/2009(b).............     250,000       243,125
SOUTH KOREA -- 1.62%
--------------------------------------
  Korea Development Bank, 9.60%,
    12/01/2000........................     200,000       220,222
UNITED STATES -- 26.02%
--------------------------------------
U.S. GOVERNMENT AGENCIES -- 7.50%
  Federal Home Loan Mortgage Company
    10.00%, 05/15/2020................      49,212        52,796
    6.50%, 10/01/2026(e)..............     300,000       286,779
  Federal National Mortgage
    Association
    13.00%, 11/01/2015................      12,339        14,571
    10.40%, 04/25/2019................      80,186        86,501
    7.00%, 03/01/2026(e)..............     300,000       293,343
    6.50%, 02/01/2026.................     297,604       283,839
                                                     -----------
                                                       1,017,829

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
GOVERNMENT BONDS (CONTINUED)
--------------------------------------
UNITED STATES (CONTINUED)
----------------------------------------------------------------
U.S. TREASURY NOTES -- 18.52%
  U.S. Treasury Note
    5.00%, 01/31/1998.................  $  300,000   $   297,890
    5.625%, 02/28/2001................     650,000       637,104
    6.25%, 04/30/2001.................     300,000       300,657
    6.50%, 08/31/2001.................     150,000       151,641
    5.875%, 11/15/2005................     275,000       265,161
    6.875%, 05/15/2006................     190,000       195,789
    7.00%, 07/15/2006.................      50,000        51,946
    6.75%, 08/15/2026.................      60,000        60,450
    6.50%, 10/15/2026.................     550,000       553,008
                                                     -----------
                                                       2,513,646
                                                     -----------
      Total United States.............                 3,531,475
                                                     -----------
VENEZUELA -- 1.41%
--------------------------------------
  Republic of Venezuela-Par, 6.75%,
    03/31/2020........................     250,000       190,938
                                                     -----------
      Total Government Bonds
        (Cost $6,793,608).............                 6,973,096
                                                     -----------
WARRANTS -- 0.00%
--------------------------------------
VENEZUELA -- 0.00%
  Republic of Venezuela Warrants (cost
    $0)...............................       1,250       --
                                                     -----------
SHORT TERM INVESTMENTS -- 8.26%
--------------------------------------
MONEY MARKET FUNDS -- 0.00%
  State Street Global Advisor Fund,
    5.38%(f)..........................         496           496
REPURCHASE AGREEMENTS -- 8.26%
  Repurchase Agreement with J P
    Morgan, 6.60% (Collateralized by
    $933,000 U.S. Treasury Bond 8.50%
    due 02/15/20, market value --
    $1,179,661), acquired on 12/31/96,
    due 01/02/97......................   1,121,000     1,121,000
                                                     -----------
      Total Short Term Investments
        (Cost $1,121,496).............                 1,121,496
                                                     -----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (Cost $13,370,742)..................               $13,574,106
                                                     ===========

-------------------------
(a) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

(b) Coupon is indexed to 6 Month Libor. Rate stated is rate in effect on December 31, 1996.

(c) Currently a portion of this security's coupon payment is received in additional principal.

(d) Coupon payment periodically increases over the life of the security. Rate stated is in effect as of December 31, 1996.

(e) Investment purchased on a when-issued basis.

(f) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                              SALOMON BROTHERS/JNL
                     U.S. GOVERNMENT & QUALITY BOND SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
U.S. GOVERNMENT SECURITIES -- 73.58%
--------------------------------------
U.S. TREASURY NOTES -- 35.22%
  U.S. Treasury Note
    5.75%, 12/31/1998.................  $1,000,000   $   998,203
    5.625%, 02/28/2001................     500,000       490,080
    6.50%, 05/31/2001.................     100,000       101,094
    6.625%, 07/31/2001................     300,000       304,782
    6.50%, 08/31/2001.................     500,000       505,470
    6.50%, 08/15/2005.................      80,000        80,513
    5.875%, 11/15/2005................     185,000       178,381
    6.875%, 05/15/2006................     250,000       257,616
    7.00%, 07/15/2006.................     725,000       753,210
    6.50%, 10/15/2006.................     525,000       527,872
                                                     -----------
                                                       4,197,221
U.S. TREASURY BONDS -- 5.80%
    8.125%, 08/15/2019................     140,000       161,941
    6.75%, 08/15/2026.................     525,000       528,937
                                                     -----------
                                                         690,878
U.S. GOVERNMENT AGENCY & AGENCY BACKED
  ISSUES -- 32.56%
  Federal Home Loan Mortgage Corp.
    5.94%, 06/13/2000.................     300,000       297,141
    6.00%, 09/01/2010.................       4,465         4,333
    11.75%, 01/01/2011................       5,802         6,396
    7.00%, 07/01/2011.................     127,812       127,732
    8.25%, 04/01/2017.................     496,983       513,950
  Federal National Mortgage
    Association
    14.50%, 11/01/2014................      11,225        13,845
    12.50%, 08/01/2015................       7,833         9,201
    12.50%, 09/01/2015................      28,513        33,494
    13.00%, 11/15/2015................      26,078        30,797
    12.00%, 01/01/2016................      26,999        31,209
    11.50%, 04/01/2019................       8,665         9,880
    11.50%, 02/01/2020................      39,814        45,401
    10.50%, 08/01/2020................     160,644       176,709
    7.00%, 08/01/2025(a)..............     100,000        97,781
    6.50%, 03/01/2026.................     440,611       420,783
    7.00%, 05/01/2026.................     342,833       335,225
    7.00%, 10/01/2026(a)..............     800,000       782,248
  Government National Mortgage
    Association
    13.50%, 07/15/2010................     196,013       235,996
    7.00%, 12/25/2025(a)..............     300,000       293,436
  Student Loan Marketing Association
    7.50%, 03/08/2000.................     400,000       414,436
                                                     -----------
                                                       3,879,993
                                                     -----------
      Total U.S. Government Securities
        (cost $8,708,609).............                 8,768,092
                                                     -----------

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
CORPORATE BONDS -- 2.00%
--------------------------------------
FINANCIAL -- 2.00%
  Associate Corp.
    5.60%, 01/15/2001.................  $  100,000   $    96,399
  Ford Motor Credit Co.
    6.25%, 12/08/2005.................     150,000       142,122
                                                     -----------
      Total Corporate Bonds
        (cost $248,223)...............                   238,521
                                                     -----------
SHORT TERM INVESTMENTS -- 24.42%
--------------------------------------
MONEY MARKET FUNDS -- 0.01%
  State Street Global Advisor Fund,
    5.38%,(b).........................         788           788
REPURCHASE AGREEMENTS -- 24.41%
  Repurchase agreement with J.P.
    Morgan, 6.60% (Collateralized by
    $2,787,000 U.S. Treasury Bond
    7.125% due 02/15/23, market value
    -- $2,931,419), acquired on
    12/31/1996, due 01/02/1997........   2,909,000     2,909,000
                                                     -----------
      Total Short Term Investments
        (cost $2,909,788).............                 2,909,788
                                                     -----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $11,866,620)..................               $11,916,401
                                                     ===========
-------------------------
(a) Investment purchased on a when-issued basis.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS -- 93.81%
--------------------------------------
FRANCE -- 0.53%
--------------------------------------
CONFECTIONS & BEVERAGES -- 0.53%
  LVMH (Louis Vuitton
  Moet-Hennessy)......................         630   $   175,941
HONG KONG -- 0.88%
--------------------------------------
FINANCE COMPANIES -- 0.88%
  Hutchinson Whampoa Ltd..............      37,000       290,613
ITALY -- 0.87%
--------------------------------------
FINANCE COMPANIES -- 0.51%
  Banca Fideuram SPA..................      77,200       169,718
TELECOMMUNICATIONS -- 0.36%
  Telecom Italia SPA..................      18,600        36,293
  Telecom Italia Mobile (a)...........      32,000        80,897
                                                     -----------
                                                         117,190
                                                     -----------
    Total Italy.......................                   286,908
MALAYSIA -- 0.90%
--------------------------------------
BUILDING & CONSTRUCTION -- 0.90%
  United Engineers (Malaysia) Ltd. ...      32,900       297,018
MEXICO -- 0.61%
--------------------------------------
CONSUMER PRODUCTS -- 0.61%
  Kimberly-Clark De Mexico, SA de
  CV..................................      10,200       201,486
NETHERLANDS -- 2.39%
--------------------------------------
CONSUMER PRODUCTS -- 1.65%
  Elsevier NV.........................      12,700       214,793
  Hagemeyer NV........................       1,650       131,981
  Ver Ned Uitgevers...................       9,400       196,548
                                                     -----------
                                                         543,322
COMPUTERS & TECHNOLOGY -- 0.74%
  Getronic NV.........................       9,000       244,483
                                                     -----------
    Total Netherlands.................                   787,805
PORTUGAL -- 1.16%
--------------------------------------
TELECOMMUNICATIONS -- 1.16%
  Telecel -- Communicacoes Pessoais,
    SA, (a)...........................       6,000       383,102
SOUTH AFRICA -- 0.38%
--------------------------------------
METALS & MINING -- 0.38%
  Rustenburg Platinum Holdings........       9,100       124,484
SWEDEN -- 3.18%
--------------------------------------
DRUGS -- 2.25%
  Astra AB -- Class B.................       4,700       226,734
  Novartis AG (a).....................         450       515,390
                                                     -----------
                                                         742,124
FINANCE COMPANIES -- 0.43%
  Kinnevik AB -- Class B..............       5,100       140,589
RETAIL -- 0.50%
  Hennes & Mauritz -- Class B.........       1,200       166,102
                                                     -----------
    Total Sweden......................                 1,048,815
SWITZERLAND -- 0.35%
--------------------------------------
INDUSTRIAL MACHINERY -- 0.35%
  Sig Schweizerische Industrie........          45       113,970

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED KINGDOM -- 3.34%
--------------------------------------
BUSINESS SERVICES -- 1.21%
  Rentokil Group PLC..................      52,700   $   397,259
FINANCIAL SERVICES -- 1.63%
  Tomkins PLC.........................     116,300       537,965
TELECOMMUNICATIONS -- 0.50%
  Vodafone Group PLC..................      39,000       165,033
                                                     -----------
    Total United Kingdom..............                 1,100,257
UNITED STATES -- 79.22%
--------------------------------------
AUTOMOBILE & PARTS -- 0.59%
  Exide Corp. ........................       8,500       195,500
BROADCAST & COMMUNICATIONS -- 1.52%
  Walt Disney Co. ....................       7,200       501,300
BUSINESS SERVICES -- 2.00%
  CUC International (a)...............       8,600       204,250
  Gaylord Entertainment Co. ..........      15,035       343,926
  Sabre Group Holdings, Inc., (a).....       4,000       111,500
                                                     -----------
                                                         659,676
CHEMICALS -- 0.45%
  Great Lakes Chemical Corp. .........       3,200       149,600
COMPUTERS & SOFTWARE -- 7.53%
  Automatic Data Processing, Inc......       8,600       368,725
  Cisco Systems, Inc. (a).............       8,600       547,175
  Ceridian Corp. (a)..................       3,200       129,600
  First Data Corp. ...................       9,502       346,823
  Microsoft Corp. (a).................       4,200       347,025
  Oracle Systems Corp. (a)............       7,150       298,513
  3Com Corp. (a)......................       6,100       447,588
                                                     -----------
                                                       2,485,449
CONFECTIONS & BEVERAGES -- 5.26%
  Anheuser-Busch Cos., Inc. ..........       6,800       272,000
  Coca-Cola Co. ......................      18,200       957,775
  Pepsico, Inc. ......................      17,300       506,025
                                                     -----------
                                                       1,735,800
CONSUMER PRODUCTS -- 4.65%
  Crown Cork & Seal, Inc. ............       4,900       266,437
  Nike, Inc. Class B..................       3,500       209,125
  Philip Morris Cos., Inc. ...........       2,500       281,562
  Pioneer HI Bred International,
    Inc. .............................       5,400       378,000
  Proctor & Gamble Co. ...............       3,700       397,750
                                                     -----------
                                                       1,532,874
DIVERSIFIED -- 1.14%
  Tyco International, Ltd. ...........       7,100       375,412
DRUGS -- 4.52%
  Amgen, Inc. (a).....................       7,300       396,937
  Biogen, Inc. (a)....................       6,800       263,500
  Cardinal Health, Inc. ..............       6,900       401,925
  Merck & Co., Inc. ..................       5,400       427,950
                                                     -----------
                                                       1,490,312

                     See notes to the financial statements.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------

COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED STATES (CONTINUED)
--------------------------------------
ELECTRONICS -- 8.38%
  Electronic Data Systems Corp. ......       6,800   $   294,100
  General Electric Co. ...............      10,800     1,067,850
  Hewlett Packard Co. ................       6,300       316,575
  Intel Corp. ........................       6,300       824,907
  Maxim Integrated Products, Inc.
    (a)...............................       2,900       125,425
  Xilinx, Inc. (a)....................       3,700       136,206
                                                     -----------
                                                       2,765,063
FINANCIAL SERVICES -- 6.98%
  Federal Home Loan Mortgage Corp. ...       9,900     1,090,238
  Federal National Mortgage
    Association.......................      25,400       946,150
  Green Tree Financial Corp. .........       6,900       266,513
                                                     -----------
                                                       2,302,901
FOOD SERVICE -- 0.75%
  McDonald's Corp. ...................       5,500       248,875
HEALTH PRODUCTS & CARE -- 5.49%
  Johnson & Johnson...................      12,500       621,875
  Pfizer, Inc. .......................       6,200       513,825
  Warner-Lambert Co. .................       9,000       675,000
                                                     -----------
                                                       1,810,700
INSURANCE -- 6.77%
  Ace Limited.........................       5,400       324,675
  Fairfax Financial Holding...........         850       180,019
  Partner Re Holdings Limited.........      13,700       465,800
  Traveler's/Aetna Property Casualty
    Corp. ............................      19,400       686,275
  UNUM Corp. .........................       8,000       578,000
                                                     -----------
                                                       2,234,769
MEDICAL SERVICES & SUPPLIES -- 5.69%
  Boston Scientific Corp. (a).........       2,600       156,000
  Columbia / HCA Health Corp. ........       9,200       374,900
  Genentech, Inc. (a).................       8,900       477,262
  Medtronic, Inc. ....................       3,500       238,000
  Tag Heuer International, SA (a).....      39,100       630,488
                                                     -----------
                                                       1,876,650
MERCHANDISING -- 1.01%
  Tupperware Corp. ...................       6,200       332,475
METALS & MINING -- 1.09%
  Barrick Gold Corp...................       9,100       261,625
  Pohang Iron & Steel Co. -- ADR......         800        16,200
  Rustenburg Platinum Holdings........       6,008        82,204
                                                     -----------
                                                         360,029
OIL & GAS -- 2.00%
  Royal Dutch Petroleum Co. -- ADR....       1,700       290,275
  Western Atlas, Inc. (a).............       5,200       368,550
                                                     -----------
                                                         658,825
PACKAGED FOOD -- 0.95%
  Heinz H J Co. ......................       8,800       314,600
PRINTING & PUBLISHING -- 0.93%
  Reuters Holdings PLC -- ADR.........       4,000       306,000

                                                       MARKET
                                          SHARES        VALUE
                                          ------       ------
COMMON STOCKS (CONTINUED)
--------------------------------------
UNITED STATES (CONTINUED)
--------------------------------------
RETAIL -- 6.66%
  American Stores Co..................       5,000   $   204,375
  Circuit City Stores, Inc. ..........      11,000       331,375
  Gucci Group N V.....................       1,700       108,587
  Hasbro, Inc. .......................       6,900       268,238
  Home Depot, Inc. ...................       6,400       320,800
  Revco D.S., Inc. (a)................      17,800       658,600
  Walmart Stores, Inc. ...............      13,300       304,237
                                                     -----------
                                                       2,196,212
TELECOMMUNICATIONS -- 3.15%
  Compania Anon Nacional Telecom De
    Venezuela -- ADR (a)..............       7,100       199,688
  Grupo Iusacell S.A. -- ADR (a)......       1,900        14,488
  Grupo Iusacell S.A. DE CV (a).......      36,300       208,725
  Telecomunicacoes Brasileiras
    Telebras SA -- ADR................       3,400       260,100
  Vodafone Group PLC -- ADR...........       8,600       355,825
                                                     -----------
                                                       1,038,826
TRANSPORTATION -- 0.86%
  Tranz Rail Holdings -- ADR (a)......      16,100       284,769
WHOLESALE -- 0.85%
  Alco Standard Corp. (a).............       5,400       278,775
                                                     -----------
    Total United States...............                26,135,392
                                                     -----------
      Total Common Stock
        (cost $26,952,849)............                30,945,791
                                                     -----------
                                       PRINCIPAL
                                          AMOUNT
                                        ----------
CORPORATE BONDS -- 0.19%
--------------------------------------
INDUSTRIAL -- 0.19%
  Reliance Industries Ltd. Convertible
  B, 3.50%, 11/03/1999, convertible
  until 10/03/1999....................  $   60,000        63,381
                                                      ----------
    Total Corporate Bonds
      (cost $61,666)..................                    63,381
                                                      ----------
SHORT-TERM INVESTMENTS -- 6.00%
--------------------------------------
COMMERCIAL PAPER -- 5.22%
  Abbott Laboratories
    6.15%, 01/03/1997.................   1,260,000     1,259,569
  Ciesco L P
    5.45%, 02/06/1997.................     100,000        99,455
  Dillard Investment Company
    5.52%, 01/10/1997.................     181,000       180,750
  Kellogg Company
    5.38%, 02/07/1997.................     185,000       183,977
                                                     -----------
                                                       1,723,751
FEDERAL HOME LOAN MORTGAGE NOTES -- 0.60%
  5.50%, 01/09/1997...................     197,000       196,759

                     See notes to the financial statements.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------

UNITED STATES (CONTINUED)
--------------------------------------
MONEY MARKET FUNDS -- 0.00%
  State Street Global Advisor Fund
    5.38% (b).........................  $      386   $       386
U.S. TREASURY BILLS -- 0.18%
    4.98%, 01/23/1997.................      59,000        58,820

                                        PRINCIPAL      MARKET
                                          AMOUNT        VALUE
                                        ---------      ------
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------

UNITED STATES (CONTINUED)
--------------------------------------
  Total Short Term Investments
    (cost $1,979,716).................               $ 1,979,716
                                                     -----------
TOTAL INVESTMENTS -- 100%
--------------------------------------
  (cost $28,994,231)..................               $32,988,888
                                                     ===========


-------------------------

(a) Non-income producing.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted as of December 31, 1996.

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                        MARKET
                                           SHARES        VALUE
                                           ------       ------
COMMON STOCKS -- 93.73%
---------------------------------------
ARGENTINA -- 0.23%
----------------
ENERGY -- 0.21%
  Naviera Perez Compano -- Class B.....      13,430   $    94,432
  Sociedad Comercial Del Plata.........       2,790         7,144
                                                      -----------
                                                          101,576
TELECOMMUNICATIONS -- 0.02%
  Telecom Argentina STET...............       1,630         6,717
                                                      -----------
    Total Argentina....................                   108,293
AUSTRALIA -- 1.64%
---------------------------------------
BASIC INDUSTRY -- 0.59%
  Broken Hill Properties Co............       8,043       114,562
  Lend Lease Corp......................       2,365        45,868
  Smith (Howard) Ltd...................       3,113        25,610
  Tab Corp. Holdings Ltd...............      12,000        57,229
  Western Mining Corp. Holdings Ltd....       6,000        37,819
                                                      -----------
                                                          281,088
CONSUMER PRODUCTS -- 0.27%
  Coca-Cola Amatil.....................         971        10,381
  News Corp............................      16,330        86,186
  Publishing & Broadcasting Ltd........       7,000        34,051
                                                      -----------
                                                          130,618
FINANCIAL COMPANIES -- 0.41%
  Australia & New Zealand Bank Group
    Ltd................................       7,000        44,122
  Commonwealth Installment Receipts....       7,300        45,433
  National Australia Bank..............       3,113        36,621
  Westpac Banking Corp.................      12,000        68,293
                                                      -----------
                                                          194,469
ENERGY -- 0.32%
  Australia Gas Light Co...............      14,237        81,024
  Woodside Petroleum Ltd...............      10,000        73,047
                                                      -----------
                                                          154,071
INSURANCE -- 0.05%
  National Mutual Holdings.............      15,000        22,415
                                                      -----------
    Total Australia....................                   782,661
AUSTRIA -- 0.04%
---------------------------------------
ENERGY -- 0.02%
  EVN-Energie Versorgung Niedr.........          60         9,032
TRANSPORTATION & STORAGE -- 0.02%
  Flughafen Wien AG....................         190         9,686
                                                      -----------
    Total Austria......................                    18,718
BELGIUM -- 0.99%
---------------------------------------
BASIC INDUSTRY -- 0.18%
  UCB..................................          33        86,017
FINANCIAL COMPANIES -- 0.81%
  Credit Communal Holding Dexia(a).....         241        21,990
  Generale Banque......................         356       127,634
  Kredietbank..........................         730       239,288
                                                      -----------
                                                          388,912
                                                      -----------
    Total Belgium......................                   474,929

                                                        MARKET
                                           SHARES        VALUE
                                           ------     --------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
BRAZIL -- 0.47%
---------------------------------------
BASIC INDUSTRY -- 0.08%
  Sider Nacional.......................     706,000   $    20,043
  White Martins SA.....................  11,320,000        16,341
                                                      -----------
                                                           36,384
ENERGY -- 0.23%
  Electrobras..........................      42,330        15,154
  Gruma SA De CV(a)....................      11,531        70,311
  Gruma SA De CV -- ADR (144a).........       1,047        25,180
                                                      -----------
                                                          110,645
TELECOMMUNICATIONS -- 0.16%
  Telebras.............................     755,750        54,185
  Companhia Brasileira De Dist.........       1,390        24,747
                                                      -----------
                                                           78,932
                                                      -----------
    Total Brazil.......................                   225,961
CANADA -- 0.29%
---------------------------------------
BASIC INDUSTRY -- 0.21%
  Alcan Aluminium......................       3,040       103,235
FINANCIAL COMPANIES -- 0.08%
  Royal Bank of Canada.................         570        20,023
  Royal Bank of Canada.................         740        16,397
                                                      -----------
                                                           36,420
                                                      -----------
    Total Canada.......................                   139,655
CZECH REPUBLIC -- 0.03%
---------------------------------------
TELECOMMUNICATIONS -- 0.03%
  SPT Telecommunications AS............         130        16,185
DENMARK -- 0.23%
---------------------------------------
FINANCIAL COMPANIES -- 0.21%
  Den Danske Bank AB...................         800        64,507
  Unidanmark...........................         670        34,690
                                                      -----------
                                                           99,197
TELECOMMUNICATIONS -- 0.02%
  Teledanmark -- Class B...............         200        11,034
                                                      -----------
    Total Denmark......................                   110,231
FINLAND -- 0.21%
---------------------------------------
CAPITAL GOODS -- 0.21%
  Nokia (AB) OY........................       1,770       102,660
FRANCE -- 8.53%
---------------------------------------
BASIC INDUSTRY -- 0.67%
  Cie De Saint Gobain..................       1,350       190,980
  GTM Entrepose........................         410        18,965
  Lapeyre..............................         880        50,543
  Pathe(a).............................         250        60,229
                                                      -----------
                                                          320,717
CAPITAL GOODS -- 0.49%
  Chargeurs............................         250        12,383
  Legrand..............................         359        61,165
  Rexel................................         220        66,782
  Schneider............................       1,980        91,549
                                                      -----------
                                                          231,879

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
FRANCE (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS -- 4.44%
  Accor................................         435   $    55,082
  Canal Plus...........................         420        92,767
  Carrefour Super Marche...............         705       458,722
  Castorama Dubois Investissment.......         212        36,488
  Guilbert SA..........................         598       116,984
  Havas................................         400        28,062
  L'Oreal..............................         162        61,010
  LVMH Louis Vuitton Moet-Hennessy.....       1,240       346,297
  Pinault Printemps Redoute............         893       354,205
  Sanofi...............................       1,467       145,894
  Sodexho..............................         480       267,361
  Television Francais..................       1,660       158,689
                                                      -----------
                                                        2,121,561
ENERGY -- 1.15%
  Elf Aquitaine........................       1,790       162,941
  Primagaz (Cie Des Gaz Petrole).......         755        88,909
  Total SA -- Class B..................       3,667       298,251
                                                      -----------
                                                          550,101
FINANCIAL COMPANIES -- 0.11%
  CLF Dexia............................         160        13,939
  Credit Local De France...............         244        21,256
  Societe Generale.....................         180        19,462
                                                      -----------
                                                           54,657
INSURANCE -- 0.18%
  AXA..................................         815        51,836
  Assurances Generales.................       1,086        35,059
                                                      -----------
                                                           86,895
TELECOMMUNICATIONS -- 0.19%
  Alcatel Alsthom......................       1,110        89,168
UTILITIES -- 1.30%
  Eaux (Cie Generale Des)..............       4,990       618,400
                                                      -----------
    Total France.......................                 4,073,378
GERMANY -- 3.55%
---------------------------------------
BASIC INDUSTRY -- 1.62%
  Bayer AG.............................       9,116       372,033
  Bilfinger & Berger Bauag.............       1,100        40,389
  Hoechst AG...........................       1,110        52,442
  Schering AG..........................         434        36,637
  Veba AG..............................       4,685       270,968
                                                      -----------
                                                          772,469
CAPITAL GOODS -- 0.30%
  Buderus AG...........................          78        38,524
  Mannesmann AG........................         238       103,162
                                                      -----------
                                                          141,686
CONSUMER PRODUCTS -- 0.91%
  Altana AG............................          31        24,134
  Gehe AG..............................       5,604       358,717
  Hornbach Baumarkt AG.................         200         6,343
  Praktiker Bau-und Heimwerkemaekte....         629        12,590
  Volkswagen AG........................          80        33,273
                                                      -----------
                                                          435,057

                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
GERMANY (CONTINUED)
-----------------------------------------------------------------
COMPUTERS & SOFTWARE -- 0.08%
  Sap AG...............................         280   $    38,121
FINANCIAL COMPANIES -- 0.45%
  Allianz AG Holdings..................          94       171,042
  Deutsche Bank AG.....................         923        43,127
                                                      -----------
                                                          214,169
MEDICAL SERVICES & SUPPLIES -- 0.19%
  Rhon-Klinikum AG.....................         900        94,164
                                                      -----------
    Total Germany......................                 1,695,666
HONG KONG -- 3.58%
---------------------------------------
BASIC INDUSTRY -- 0.15%
  Cathay Pacific Air...................      47,000        74,135
CHEMICALS -- 0.19%
  Shanghai Petrochemical Co. Ltd.......     180,000        54,690
  Yizheng Chemical Fiber Co. Ltd.......     144,000        35,002
                                                      -----------
                                                           89,692
FINANCE COMPANIES -- 3.24%
  Dao Heng Bank Group Ltd..............      23,000       110,324
  Guangdong Investments Ltd............      94,000        90,542
  Guangzhou Investments................     194,000        92,805
  Hopewell Holdings....................     251,000       162,260
  Hutchison Whampoa Ltd................      36,000       282,759
  New World International..............      50,205       339,157
  Swire Pacific Co.....................      21,000       200,239
  Wharf Holdings.......................      54,000       269,494
                                                      -----------
                                                        1,547,580
                                                      -----------
    Total Hong Kong....................                 1,711,407
ITALY -- 1.70%
---------------------------------------
BASIC INDUSTRY -- 0.28%
  Ente Nazionale Idrocarburi Spa
    (ENI)..............................      24,000       123,164
  Finanziaria Autogrill Spa(a).........       3,031         2,937
  Unicem (Union-Cem-March Emil)........       1,400         9,136
                                                      -----------
                                                          135,237
CONSUMER PRODUCTS -- 0.04%
  Rinascente (La)......................       3,000        17,403
FINANCIAL COMPANIES -- 0.32%
  Banca Fideuram.......................      21,040        46,255
  IMI Spa..............................       7,040        60,330
  Istituto National Assicurazioni......       8,000        10,421
  Mediolanum(a)........................       3,950        37,391
                                                      -----------
                                                          154,397
UTILITIES -- 0.09%
  Italgas (Societa Italiana II Gas)
    Spa................................      10,000        41,760
TELECOMMUNICATIONS -- 0.97%
  STET.................................      38,000       172,841
  STET Di Risp.........................      13,000        43,919
  Telecom Italia Di Risp...............      26,979        70,071
  Telecom Italia Mobile(a).............      63,601       160,784
  Telecom Italia Spa...................      10,797        15,409
                                                      -----------
                                                          463,024
                                                      -----------
    Total Italy........................                   811,821



                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
JAPAN -- 20.85%
---------------------------------------
BASIC INDUSTRY -- 5.12%
  Daiwa House Industry Co..............      16,000   $   205,854
  Denso Corp...........................      17,000       409,550
  Inax.................................       5,000        37,043
  Ishihara Sangyo Kaisha...............       6,000        14,507
  Kawada Industries....................       1,000         6,131
  Kumagai Gumi.........................      10,000        24,782
  Kuraray Co. Ltd......................      16,000       147,828
  Mitsubishi Paper Mills Ltd...........       8,000        31,293
  National House Industry..............       3,000        39,893
  Nippon Hodo..........................       3,000        34,712
  Nippon Steel Corp....................      74,000       218,530
  Sangetsu Co. Ltd.....................       1,000        20,896
  Sekisui Chemical Co. Ltd.............      19,000       191,952
  Sekisui House........................      14,000       142,647
  Shinetsu Chemical Co. Ltd............      11,000       200,414
  Sumitomo Electric Industries Ltd.....      26,000       363,699
  Sumitomo Forestry Co. Ltd............       7,000        85,226
  Teijin...............................      36,000       157,292
  Tokyo Steel Manufacturing............       6,000        85,485
  Yurtec Corp..........................       2,100        28,469
                                                      -----------
                                                        2,446,203
CAPITAL GOODS -- 7.55%
  Advantest............................       1,100        51,576
  Alps Electric Co.....................       6,000        65,279
  Amada Co. Ltd........................      12,000        93,256
  Canon, Inc...........................      19,000       419,998
  Citizen Watch Co.....................       7,000        50,168
  DDI Corp.............................          19       125,671
  Dai Nippon Screen Manufacturing......      11,000        81,211
  Daifuku Co. Ltd......................       2,000        25,214
  Fanuc Co. Ltd........................       3,000        96,106
  Hitachi Ltd..........................      21,000       195,838
  Hitachi Zosen Corp...................      18,000        69,942
  Kokuyo Co............................       7,000       172,869
  Komatsu Ltd..........................      18,000       147,656
  Komori Corp..........................       5,000       106,208
  Kyocera Corp.........................       6,000       374,061
  Makita Corp..........................      10,000       139,884
  Mitsubishi Heavy Industries Ltd......      54,000       428,978
  Murata Manufacturing Co. Ltd.........       7,000       232,709
  NEC Corp.............................      36,000       435,196
  Nippon Telephone & Telegraph Corp....          18       136,465
  SEGA Enterprises.....................       2,000        67,352
  Tokyo Electron Ltd...................       3,000        91,961
                                                      -----------
                                                        3,607,598
CONSUMER PRODUCTS -- 6.44%
  Daiichi Pharmaceutical...............      13,000       208,790
  Honda Motor Co.......................       2,000        57,163
  Ito-Yokado Co........................       5,000       217,598
  Kao Corp.............................       6,000        69,942
  Marui Co. Ltd........................      12,000       216,562
  Matsushita Electric Industrial Co....      18,000       293,757
  Mitsubishi Corp......................       8,000        82,894
  Pioneer Electronic Corp..............       9,000       171,747
  Sankyo...............................      12,000       339,867


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
JAPAN (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
  Seven Eleven Japan Co. Ltd...........       2,000   $   117,088
  Sharp Corp...........................      15,000       213,712
  Shiseido Co..........................       4,000        46,283
  Sony Corp............................       4,500       294,923
  Sumitomo Corp........................      24,000       189,206
  TDK Corp.............................       4,000       260,772
  Toppan Printing......................      12,000       150,246
  UNY Co...............................       8,000       146,447
                                                      -----------
                                                        3,076,997
ENERGY -- 0.05%
  Mitsui Petrochemical Industries......       5,000        25,904
FINANCIAL COMPANIES -- 1.29%
  Mitsui Fudosan.......................      29,000       290,476
  Nomura Securities Co. Ltd............      18,000       270,443
  Tokio Marine & Fire Insurance Co.....       6,000        56,472
                                                      -----------
                                                          617,391
TRANSPORTATION & STORAGE -- 0.40%
  East Japan Railway...................          41       184,449
                                                      -----------
    Total Japan........................                 9,958,542
MALAYSIA -- 3.24%
---------------------------------------
BASIC INDUSTRY -- 1.25%
  Berjaya Sports Toto Berhad...........      34,000       169,630
  Technology Resources Industries(a)...      29,000        57,185
  Time Engineering.....................      23,000        42,621
  United Engineers Berhad..............      36,000       325,005
                                                      -----------
                                                          594,441
ENTERTAINMENT -- 0.47%
  Resorts World Berhad.................      16,000        72,857
  Tanjong..............................      38,000       151,970
                                                      -----------
                                                          224,827
CAPITAL GOODS -- 0.36%
  Renong Berhad........................      97,000       172,069
FINANCIAL COMPANIES -- 1.16%
  Affin Holdings Berhad................      71,000       195,387
  Commerce Asset Holdings..............      13,000        97,802
  MBF Capital Berhad...................      59,000        95,783
  Multi-Purpose Holding................      86,000       166,858
                                                      -----------
                                                          555,830
                                                      -----------
    Total Malaysia.....................                 1,547,167
MEXICO -- 0.43%
---------------------------------------
BASIC INDUSTRY -- 0.13%
  Cemex SA.............................      12,063        43,443
  Cemex SA -- Class B..................       4,950        19,493
                                                      -----------
                                                           62,936
CONSUMER PRODUCTS -- 0.23%
  Fomento Ecomomico Ser B..............       4,629        15,877
  Grupo Industrial Maseca SA De Cv --
    Class B............................      28,800        36,512
  Grupo Modelo SA -- Class C...........       4,844        28,121
  Kimberly-Clark Mexicano -- Class A...       1,532        30,262
                                                      -----------
                                                          110,772



                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------

MEXICO (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
FINANCIAL COMPANIES -- 0.07%
  Grupo Financiero Banamex -- Class
    A..................................      14,288   $    30,166
  Grupo Financiero Banamex -- Class
    L..................................         465           916
                                                      -----------
                                                           31,082
                                                      -----------
    Total Mexico.......................                   204,790
NETHERLANDS -- 10.20%
---------------------------------------
BASIC INDUSTRY -- 0.21%
  Akzo Nobel NV........................         238        32,533
  Kon Pitt Nederland...................       1,407        53,705
  Otra NV..............................         670        11,526
                                                      -----------
                                                           97,764
CONSUMER PRODUCTS -- 6.27%
  Ahold (Kon) NV.......................       3,249       203,239
  CSM NV...............................       3,666       203,844
  Elsevier NV..........................      55,704       942,112
  Hagemeyer NV.........................         780        62,391
  Nutricia (Verenigde Bedrijven).......         550        83,623
  Polygram NV..........................       5,187       264,382
  Unilever NV..........................       1,510       267,278
  Wolters Kluwer NV....................       7,290       969,044
                                                      -----------
                                                        2,995,913
ENERGY -- 2.10%
  Royal Dutch Petroleum Co.............       5,710     1,001,772
FINANCIAL COMPANIES -- 1.62%
  ABN AMRO Holdings NV.................       3,528       229,683
  Fortis AMEV NV.......................       3,835       134,386
  Internationale Nederlanden Groep
    NV.................................      11,400       410,704
                                                      -----------
                                                          774,773
                                                      -----------
    Total Netherlands..................                 4,870,222
NEW ZEALAND -- 0.61%
---------------------------------------
BASIC INDUSTRY -- 0.30%
  Carter Holt Harvey...................      13,000        29,502
  Fernz Corp...........................       5,000        17,144
  Fletcher Challenge Building(a).......       9,750        29,984
  Fletcher Challenge Energy............       1,750         5,072
  Fletcher Challenge Forest Division...      32,993        55,280
  Fletcher Challenge Paper(a)..........       3,500         7,200
                                                      -----------
                                                          144,182
TELECOMMUNICATIONS -- 0.26%
  New Zealand Telecom..................      24,000       122,503
TRANSPORTATION & STORAGE -- 0.05%
  Air New Zealand -- Class B...........       8,909        24,186
                                                      -----------
    Total New Zealand..................                   290,871
NORWAY -- 1.53%
---------------------------------------
CAPITAL GOODS -- 0.69%
  Orkla AS.............................       4,780       330,136
ENERGY -- 0.81%
  Norsk Hydro..........................       6,890       368,930
  Saga Petroleum -- Class B............       1,190        18,469
                                                      -----------
                                                          387,399


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
NORWAY (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
TRANSPORTATION & STORAGE -- 0.03%
  Bergesen D-Y AS......................         650   $    15,738
                                                      -----------
    Total Norway.......................                   733,273
PHILLIPPINES -- 0.17%
---------------------------------------
FINANCIAL -- 0.17%
  Phillippine National Bank............       6,900        81,987
PORTUGAL -- 0.43%
---------------------------------------
CONSUMER PRODUCTS -- 0.43%
  Jeronimo Martins SGPS................       2,000       103,154
  Jeronimo Martins.....................       2,000        33,705
  Jeronimo Martins.....................       1,333        68,752
                                                      -----------
    Total Portugal.....................                   205,611
SINGAPORE -- 2.21%
---------------------------------------
CAPITAL GOODS -- 0.13%
  City Developments....................       4,000        36,018
  Far East-Levingston Shipbuilding.....       5,000        26,084
                                                      -----------
                                                           62,102
CONSUMER PRODUCTS -- 0.55%
  Fraser & Neave Ltd...................       7,400        76,152
  Singapore Press Holdings.............       9,400       185,407
                                                      -----------
                                                          261,559
FINANCIAL COMPANIES -- 1.43%
  DBS Land.............................      15,000        55,206
  Development Bank of Singapore........       6,000        81,041
  Overseas Union Bank..................      26,000       200,672
  Singapore Land.......................      21,000       116,308
  United Industrial Corp...............      22,000        18,552
  United Overseas Bank.................      19,000       211,820
                                                      -----------
                                                          683,599
TRANSPORTATION & STORAGE -- 0.10%
  Keppel Corp..........................       5,000        38,948
  Singapore Airlines Ltd...............       1,000         9,076
                                                      -----------
                                                           48,024
                                                      -----------
    Total Singapore....................                 1,055,284
SOUTH KOREA -- 0.67%
---------------------------------------
BASIC INDUSTRY -- 0.20%
  Pohang Iron & Steel..................         700        30,237
  Samsung Electronics..................       1,000        53,846
  Yukong Ltd...........................         688        13,027
                                                      -----------
                                                           97,110
FINANCIAL COMPANIES -- 0.31%
  Cho Hung Bank........................       4,800        37,491
  Hanil Bank...........................       2,900        19,905
  Hanil Securities.....................       2,200        15,986
  Kook Min Bank........................       2,000        27,692
  Samsung Fire & Marine Insurance......          10         3,669
  Seoul Bank...........................       1,100         5,533
  Shin Han Bank........................       2,840        38,651
                                                      -----------
                                                          148,927

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
SOUTH KOREA (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
UTILITIES -- 0.16%
  Korea Electric Power Corp............       2,600   $    75,692
                                                      -----------
    Total South Korea..................                   321,729
SPAIN -- 2.58%
---------------------------------------
BASIC INDUSTRY -- 0.03%
  Fomento de Construcciones y Contratas
    SA.................................         144        13,421
CONSUMER PRODUCTS -- 0.09%
  Centros Comerciales Pryca............       1,524        32,282
  Centros Commercial...................         610        12,498
                                                      -----------
                                                           44,780
ENERGY -- 0.40%
  Repsol SA............................       5,022       192,641
FINANCIAL COMPANIES -- 0.67%
  Argentaria Corp......................       1,205        53,927
  Banco De Santander SA................       2,024       129,555
  Banco Popular Espanol................         684       134,350
                                                      -----------
                                                          317,832
UTILITIES -- 1.39%
  Aguas De Barcelona...................         408        16,971
  Empresa Nacional De Elec (Endesa)....       3,785       269,389
  Gas Natural Sdg SA...................         778       180,979
  Iberdrola I SA.......................      10,268       145,528
  Telefonica De Espana.................       2,160        50,163
                                                      -----------
                                                          663,030
                                                      -----------
    Total Spain........................                 1,231,704
SWEDEN -- 2.66%
---------------------------------------
BASIC INDUSTRY -- 0.07%
  Stora Kopparbergs Bergsl AB..........       2,500        34,091
CAPITAL GOODS -- 0.54%
  Atlas Copco AB -- Class B............       4,770       116,104
  Sandvik AB -- Class A................         560        15,109
  Sandvik AB -- Class B................       4,290       116,373
  Scribona AB..........................         750         8,413
                                                      -----------
                                                          255,999
CONSUMER PRODUCTS -- 1.86%
  Astra AB.............................      10,800       521,005
  Electrolux Co. AB -- Class B.........       3,000       174,195
  Esselte -- Class B...................         560        12,399
  Hennes & Mauritz AB -- Class B.......       1,310       181,328
                                                      -----------
                                                          888,927
ELECTRICAL EQUIPMENT -- 0.19%
  ABB AB...............................         830        93,711
                                                      -----------
    Total Sweden.......................                 1,272,728
SWITZERLAND -- 4.34%
---------------------------------------
BASIC INDUSTRY -- 0.72%
  ABB AG...............................         277       344,569
BUSINESS SERVICES -- 0.38%
  Adecco SA(a).........................         723       181,493

                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
SWITZERLAND (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS -- 2.82%
  Nestle SA............................         360   $   386,492
  Novartis AG(a).......................         433       495,139
  Roche Holdings AG....................          60       466,866
                                                      -----------
                                                        1,348,497
FINANCIAL COMPANIES -- 0.42%
  Credit Suisse Group..................         610        62,663
  Schweizerischer Bankverein...........         720       136,900
                                                      -----------
                                                          199,563
                                                      -----------
    Total Switzerland..................                 2,074,122
THAILAND -- 0.39%
---------------------------------------
BASIC INDUSTRY -- 0.02%
  Siam Cement Public Co................         300         9,405
CAPITAL GOODS -- 0.04%
  Advanced Information Service PLC.....       2,540        21,195
FINANCIAL COMPANIES -- 0.30%
  Bangkok Bank.........................       8,700        84,130
  Siam Commercial Bank Public Co.......       4,080        29,591
  Thai Farmers Bank Public.............       4,200        26,203
                                                      -----------
                                                          139,924
TELECOMMUNICATIONS -- 0.03%
  Total Access Communications..........       2,000        13,800
                                                      -----------
    Total Thailand.....................                   184,324
UNITED KINGDOM -- 16.61%
---------------------------------------
BASIC INDUSTRY -- 1.21%
  Caradon PLC..........................      42,000       172,691
  Electrocomponents PLC................      15,000       118,468
  Heywood Williams Grp.................       3,000        12,232
  Laing (John).........................       7,000        33,339
  RTZ Corp.............................      15,000       241,048
                                                      -----------
                                                          577,778
CAPITAL GOODS -- 0.65%
  Rolls-Royce..........................       7,000        30,821
  Tomkins..............................      61,000       282,166
                                                      -----------
                                                          312,987
CONSUMER GOODS -- 9.63%
  ASDA Group...........................      84,000       177,009
  Argos................................      18,200       239,154
  Cadbury Schweppes....................      23,000       194,261
  Coats Viyella........................      12,000        27,548
  Compass Group........................      14,000       148,707
  GKN PLC..............................       2,000        34,298
  Glaxo Wellcome.......................      24,000       390,612
  Grand Metropolitan...................      38,000       298,167
  Guiness..............................      30,000       235,909
  Hillsdown Holdings...................      11,000        37,691
  Kingfisher...........................      33,000       356,176
  Ladbroke Group.......................      16,000        63,594
  Rank Group...........................       4,000        30,015
  Rank Organisation....................      21,000       157,581
  Reed International...................      31,000       583,142
  Safeway..............................      31,000       214,031


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
  Sears Holdings.......................       8,000   $    12,883
  Smith (David S)......................      19,000       101,558
  SmithKline Beecham...................      56,000       775,193
  T&N PLC..............................      21,000        62,601
  Tesco PLC............................      23,000       139,489
  United Newspapers & Media............      27,000       322,409
                                                      -----------
                                                        4,602,028
ENERGY -- 1.55%
  British Gas..........................      14,000        53,726
  British Petroleum....................      16,000       191,879
  Shell Transport and Trading Co.......      28,500       494,124
                                                      -----------
                                                          739,729
FINANCIAL COMPANIES -- 2.59%
  Abbey National.......................      36,000       471,201
  National Westminster Bank............      65,000       763,920
                                                      -----------
                                                        1,235,121
UTILITIES -- 0.98%
  Cable & Wireless.....................      31,000       259,173
  East Midland Electricity.............       5,000        56,707
  London Electricity...................      12,857       149,892
                                                      -----------
                                                          465,772
                                                      -----------
    Total United Kingdom...............                 7,933,415
UNITED STATES -- 5.32%
---------------------------------------
BANKS -- 0.21%
  Banco De Galicia Buenos Aires --
    ADR................................       1,581        38,339
  Banco Frances Del Rio De La Plata --
    ADR................................       1,327        36,495
  Banco Latinoamericano De
    Exportaciones SA...................         477        24,208
                                                      -----------
                                                           99,042
BUILDING & CONSTRUCTION -- 0.20%
  Cemex SA -- ADR......................      13,410        96,248
CONFECTIONS & BEVERAGES -- 0.26%
  Compania Cervecerias Unidas -- ADR...         530         8,546
  Panamerican Beverages, Inc...........       2,420       113,437
                                                      -----------
                                                          121,983
DURABLE GOODS -- 0.39%
  First Pacific Co.....................     111,315       144,640
  Industrie Natuzzi -- ADR.............       1,810        41,630
                                                      -----------
                                                          186,270
ELECTRIC UTILITIES -- 0.73%
  Cemig Cia Energetica Minas Gerais --
    ADR................................       2,595        88,405
  Centrais Electricas Brasileiras --
    ADR................................       3,000        53,701
  Cesp Cia Energetica De Sao Paolo --
    ADR................................       1,050        12,075
  Chilgener SA -- ADR..................         604        12,608
  Empresa National Electric -- ADR.....       1,860        28,830
  Enersis SA -- ADR....................       1,180        32,745
  Huaneng Power International, Inc. --
    ADR(a).............................       5,400       121,500
                                                      -----------
                                                          349,864

                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
UNITED STATES (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
ELECTRONICS -- 0.17%
  Grupo Televisa GDR...................         531        13,607
  Samsung Electronics Ltd.(144a).......       1,650        68,269
                                                      -----------
                                                           81,876
FINANCIAL SERVICES -- 0.62%
  AFP Provida -- ADR...................         178   $     3,338
  Brazil Fund, Inc.....................         870        19,358
  Chile Fund, Inc......................       1,320        27,555
  Cifra SA De CV -- ADR................      53,603        65,503
  Guoco Group(a).......................      32,000       179,145
  Korea Fund, Inc......................         213         3,195
                                                      -----------
                                                          298,094
METALS & MINING -- 0.26%
  USINAS -- ADR........................      12,080       123,229
OIL & GAS -- 0.22%
  Enron Global Power & Pipeline
    Partnership........................         260         7,020
  Chilectra SA -- ADR..................         560        28,901
  Repsol SA -- ADR.....................         130         4,956
  Sociedad Comercial Del Plata(144a)...         500        12,802
  Transportadora De Gas Del Sur --
    ADR................................         600         7,350
  YPF Sociedad Anonima -- ADR..........       1,696        42,824
                                                      -----------
                                                          103,853
REAL ESTATE -- 0.64%
  Hong Kong Land Holdings..............     109,908       305,544
RETAIL -- 0.04%
  Gucci Group NV.......................         328        20,951
TELECOMMUNICATIONS -- 1.58%
  Compania Anon Nacional Telefonos De
    Vez -- ADR.........................         960        27,000
  Compania De Telecomunicaciones Chile
    -- ADR.............................         320        32,360
  Telecom Argentina STET -- ADR........         180         7,268
  Telecomunicacoes Brasileiras Telebras
    SA -- ADR..........................       5,422       417,443
  Telefonica De Argentina -- ADR.......       2,790        72,191
  Telefonica De Mexico -- ADR..........       5,615       185,295
  Telefonica Del Peru -- ADR...........         591        11,155
                                                      -----------
                                                          752,712
                                                      -----------
      Total United States..............                 2,539,666
                                                      -----------
      Total Common Stock
        (cost $39,621,098).............                44,777,000
                                                      -----------
RIGHTS & WARRANTS -- 0.06%
---------------------------------------
BELGIUM -- 0.00%
---------------------------------------
BANK -- 0.00%
  Generale De Banque(a)................          26            15
FRANCE -- 0.00%
---------------------------------------
ENERGY -- 0.00%
  Primagaz (Cie Des Gaz Petrole)
    Warrants(a)........................          15           373


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                      SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
RIGHTS & WARRANTS (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
ITALY -- 0.00%
---------------------------------------
BANKS -- 0.00%
  Rinascente SPA Warrants(a)...........         150   $        66
MALAYSIA -- 0.01%
---------------------------------------
FINANCIAL -- 0.01%
  Multi Purpose Holdings Rights(a).....      86,000   $        --
  Renong Berhad Warrants(a)............       5,125         2,516
                                                      -----------
                                                            2,516
PORTUGAL -- 0.03%
---------------------------------------
CONSUMER PRODUCTS -- 0.03%
  Jeronimo Martins Bond Warrants(a)....         333        17,175
SINGAPORE -- 0.02%
---------------------------------------
FINANCIAL -- 0.02%
  United Overseas Bank Warrants(a).....       3,000        10,591
SPAIN -- 0.00%
---------------------------------------
UTILITIES -- 0.00%
  Aguas De Barcelona(a)................           5           208
THAILAND -- 0.00%
---------------------------------------
FINANCIAL -- 0.00%
  Thai Farmers Bank Warrants(a)........         525           415
                                                      -----------
    Total Rights & Warrants
      (cost $34,956)...................                    31,359
                                                      -----------
PREFERRED STOCKS -- 1.80%
---------------------------------------
AUSTRALIA -- 0.06%
---------------------------------------
  Sydney Harbour Casino................      18,000        27,756
BRAZIL -- 1.43%
---------------------------------------
  Banco Bradesco SA....................  10,648,890        77,169
  Banco Itau SA........................      46,000        19,921
  Brahma...............................     127,043        69,445
  Brasmotor SA.........................      82,150        22,808
  Cemig CIA Energy.....................   1,321,597        45,024
  CIM Port Itau CIA....................      73,000        25,640
  Coteminas-CIA Tec....................      55,000        17,552
  Lojas Americanas.....................     815,665        10,754
  Petrol Brasileiros...................     355,745        56,660
  Telecomunicacoes Brasileiras SA......   1,078,910        83,065

                                                        MARKET
                                           SHARES        VALUE
                                         ----------   -----------
PREFERRED STOCKS (CONTINUED)
-----------------------------------------------------------------
BRAZIL (CONTINUED)
-----------------------------------------------------------------
CONSUMER PRODUCTS (CONTINUED)
-----------------------------------------------------------------
  Telecommunicacoes de Rio de Janiero
    SA.................................     148,000   $    18,728
  Telecommunicacoes De Minas Gerais --
    Telemig............................     158,000        19,539
  Telesp -- Tel Sao Pau Pref...........     482,405       104,457
  Unibanco Uniiao Banco................   2,036,333        66,434
  Usinas...............................  44,146,000        45,034
                                                      -----------
    Total Brazil.......................                   682,230
GERMANY -- 0.22%
---------------------------------------
  Fielmann AG..........................         336        10,481
  Hornbach Holdings AG.................         510        36,457
  Krones AG............................          70        25,383
  Sap AG...............................         257        35,908
                                                      -----------
    Total Germany......................                   108,229
UNITED STATES -- 0.09%
---------------------------------------
  Uniao Sid Minas -- ADS...............       4,150        41,915
                                                      -----------
    Total Preferred Stocks
      (cost $878,721)..................                   860,130
                                                      -----------
                                         PRINCIPAL
                                           AMOUNT
                                         ----------
BONDS -- 0.01%
---------------------------------------
CAPITAL GOODS -- 0.01%
    Renong Berhad......................   $   8,200         3,442
                                                      -----------
    Total Bonds
      (cost $3,288)....................                     3,442
                                                      -----------
SHORT TERM INVESTMENTS -- 4.40%
---------------------------------------
MONEY MARKET FUNDS -- 4.40%
    State Street Global Advisor Fund,
      5.38%,(b) (cost $2,098,660)......   2,098,660     2,098,660
                                                      -----------
TOTAL INVESTMENTS -- 100%
---------------------------------------
    (cost $42,636,723).................               $47,770,591
                                                      ===========



-------------------------

(a) Non-income producing.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

                    T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                        MARKET
                                           SHARES        VALUE
                                           ------       ------
COMMON STOCKS -- 89.36%
-----------------------------------------
SOUTH AFRICA -- 0.14%
-----------------------------------------
MINING -- 0.14%
  Rustenburg Platinum Holdings...........    5,029    $    68,795
UNITED STATES -- 89.22%
-----------------------------------------
AEROSPACE & AIRCRAFT -- 2.82%
  BE Aerospace, Inc., (a)................   18,500        501,813
  OEA, Inc. .............................   18,500        846,375
                                                      -----------
                                                        1,348,188
APPAREL -- 2.40%
  Tommy Hilfiger Corp.(a)................    4,500        216,000
  Warnaco Group, Inc. ...................   31,500        933,188
                                                      -----------
                                                        1,149,188
BROADCAST & COMMUNICATIONS -- 3.62%
  Aerial Communications, Inc., (a).......   34,700        281,937
  Catalina Marketing Corp.(a)............    7,000        385,875
  Comcast Corp. .........................   30,000        534,375
  Cox Communications -- Class A(a).......   23,000        531,875
                                                      -----------
                                                        1,734,062
BUSINESS SERVICES -- 4.40%
  ADVO, Inc. ............................   10,000        140,000
  CUC International, Inc.................   16,000        380,000
  Gymboree Corp., (a)....................   23,000        526,125
  Interim Services, Inc., (a)............   20,100        713,550
  National Data Corp. ...................    8,000        348,000
                                                      -----------
                                                        2,107,675
CHEMICALS -- 1.13%
  Airgas, Inc. (a).......................    5,900        129,800
  Great Lakes Chemical Corp. ............    7,000        327,250
  Petrolite Corp. .......................    1,800         86,400
                                                      -----------
                                                          543,450
COMPUTERS & SOFTWARE -- 8.84%
  Adobe Systems, Inc. ...................    5,800        216,775
  BDM International, Inc. ...............    7,000        379,750
  BMC Software, Inc. (a).................   11,000        455,125
  Ceridian Corp. ........................    6,000        243,000
  Checkfree Corp., (a)...................   14,000        239,750
  DST Systems, Inc., (a).................    5,400        169,425
  Fore Systems, Inc., (a)................    7,000        230,125
  Intuit, Inc. (a).......................    9,000        283,500
  Network General Group, (a).............   12,000        363,000
  Platinum Technology, Inc. (a)..........   21,000        286,125
  Shiva Corp.(a).........................    8,000        279,000
  Sterling Communications, Inc. .........    7,000        246,750
  SunGuard Data Systems..................   13,000        513,500
  Synopsys, Inc.(a)......................    7,000        323,750
                                                      -----------
                                                        4,229,575
CONSUMER PRODUCTS -- 1.93%
  American Pad & Paper Co.(a)............   31,000        701,375
  Polymer Group, Inc., (a)...............   16,000        222,000
                                                      -----------
                                                          923,375


                                                        MARKET
                                           SHARES        VALUE
                                           ------       ------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
UNITED STATES (CONTINUED)
-----------------------------------------
DRUGS -- 2.59%
  Biogen, Inc. ..........................   14,000    $   542,500
  Cardinal Health, Inc. .................   12,000        699,000
                                                      -----------
                                                        1,241,500
DURABLE GOODS -- 3.80%
  Alco Standard Corp. ...................   19,000        980,875
  Danaher Corp. .........................   18,000        839,250
                                                      -----------
                                                        1,820,125
ELECTRONICS -- 5.72%
  ADT, Ltd...............................   38,000        869,250
  Analog Devices, Inc., (a)..............   12,000        406,500
  Dentsply International, Inc. ..........    2,100         99,750
  Maxim Integrated Products, Inc. (a)....   12,000        519,000
  Teleflex, Inc. ........................    9,500        495,187
  Xilinx, Inc.(a)........................    9,500        349,719
                                                      -----------
                                                        2,739,406
ENVIRONMENT -- 1.36%
  Philip Environmental, Inc. (a).........   45,000        652,500
FINANCE COMPANIES -- 5.61%
  Corporate Express, Inc., (a)...........   28,000        824,250
  Franklin Resources, Inc. ..............    8,000        547,000
  Mercury Finance Co.....................   62,000        759,500
  Money Store, Inc. .....................   20,100        555,262
                                                      -----------
                                                        2,686,012
HEALTH PRODUCTS & CARE -- 7.16%
  Apria Healthcare Group, Inc. (a).......   21,500        403,125
  General Nutrition Cos., Inc., (a)......   41,000        691,875
  Gilead Sciences, Inc., (a).............   12,000        300,000
  Pacificare Health Systems, Inc. --
    Class B(a)...........................    6,000        511,500
  Quorum Health Group, Inc. (a)..........   30,000        892,500
  Sybron International Corp.(a)..........   19,000        627,000
                                                      -----------
                                                        3,426,000
HOTEL & MOTEL -- 2.52%
  Hospitality Franchise Systems, Inc. ...    9,000        537,750
  La Quinta Inns, Inc. ..................   35,000        669,375
                                                      -----------
                                                        1,207,125
INSURANCE -- 4.86%
  Ace Limited............................   16,000        962,000
  Partner Re Limited.....................   19,000        646,000
  PMI Group, Inc. .......................   13,000        719,875
                                                      -----------
                                                        2,327,875
MERCHANDISING -- 1.34%
  Tupperware Corp. ......................   12,000        643,500
MINING -- 3.28%
  Cambior, Inc. .........................   30,000        438,750
  Oxford Res Corp -- Class A, (a)........   21,000        648,375
  TVX Gold, Inc. (a).....................   62,300        482,825
                                                      -----------
                                                        1,569,950



                     See notes to the financial statements.

                    T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                                                        MARKET
                                           SHARES        VALUE
                                          ---------   -----------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------
UNITED STATES (CONTINUED)
-----------------------------------------
OIL & GAS -- 6.08%
  Camco International, Inc...............   17,000    $   784,125
  Cooper Cameron Corp....................    9,000        688,500
  Smith International, Inc.(a)...........   18,000        807,750
  Weatherford Enterra, Inc...............   21,000        630,000
                                                      -----------
                                                        2,910,375
RESTAURANTS -- 4.30%
  Boston Chicken, Inc.(a)................   17,000        609,875
  JP Foodservice, Inc.(a)................   30,000        836,250
  Outback Steakhouse, Inc.(a)............   23,000        615,250
                                                      -----------
                                                        2,061,375
RETAIL -- 7.21%
  Circuit City Stores, Inc. .............   19,000        572,375
  Eckerd Corp., (a)......................    3,555        113,760
  Kohls Corp.(a).........................   13,000        510,250
  MSC Industrial Direct, Inc.............   12,000        444,000
  Price/Costco, Inc.(a)..................   29,000        728,625
  Revco DS, Inc.(a)......................   18,400        680,800
  Scholastic Corp., (a)..................    6,000        403,500
                                                      -----------
                                                        3,453,310
STEEL -- 1.55%
  Trimas Corp.(a)........................   31,000        740,125
TELECOMMUNICATIONS -- 3.04%
  Palmer Wireless, Inc. Class A(a).......   21,800        228,900
  Telephone & Data Systems, Inc. ........    6,900        250,125
  360 Communications Co. ................   20,900        483,312
  US Cellular Corp.(a)...................    7,000        195,125
  Vanguard Cellular Systems -- Class
    A(a).................................   19,000        299,250
                                                      -----------
                                                        1,456,712
TOBACCO -- 1.15%
  Consolidated Cigar Holdings, Inc.(a)...   22,200        549,450
WASTE DISPOSAL -- 2.51%
  Republic Industries, Inc., (a).........   14,000        436,625
  USA Waste Services, Inc.(a)............   24,000        765,000
                                                      -----------
                                                        1,201,625
                                                      -----------
    Total United States..................              42,722,478
                                                      -----------
      Total Common Stock
        (cost $37,680,609)...............              42,791,273
                                                      -----------

                                          PRINCIPAL    MARKET
                                           AMOUNT       VALUE
                                          ---------   -----------
SHORT TERM INVESTMENTS -- 10.64%
-----------------------------------------
U.S. TREASURY BILLS -- 9.75%
  U.S. Treasury Bill
    4.85%, 01/02/1997.................... $221,000    $   220,970
    5.00%, 01/09/1997....................  488,000        487,458
    4.98%, 01/23/1997....................  133,000        132,595
    5.01%, 01/30/1997....................  375,000        373,486
    4.84%, 02/06/1997....................  331,000        329,398
    5.015%, 02/06/1997...................  465,000        462,668
    5.06%, 02/06/1997....................  293,000        291,517
    5.02%, 02/13/1997....................  165,000        164,011
    5.045%, 02/13/1997...................  185,000        183,885
    4.82%, 03/06/1997....................  240,000        237,922
    4.835%, 03/06/1997...................   56,000         55,515
    4.90%, 03/06/1997....................  365,000        361,820
    4.91%, 03/06/1997....................  255,000        252,792
    4.885%, 03/13/1997...................  327,000        323,850
    4.86%, 03/20/1997....................  448,000        443,381
    5.02%, 05/01/1997....................  351,000        345,152
                                                      -----------
                                                        4,666,420
U.S. GOVERNMENTAL AGENCIES -- 0.89%
  Federal Home Loan Mortgage Notes
    5.50%, 01/09/1997....................  185,000        184,774
    5.51%, 01/14/1997....................  241,000        240,520
                                                      -----------
                                                          425,294
MONEY MARKET FUNDS -- 0.00%
  State Street Global Advisor Fund,
    5.38%,(b)............................      633            633
                                                      -----------
      Total Short Term Investments
        (cost $5,092,232)................               5,092,347
                                                      -----------
TOTAL INVESTMENTS -- 100%
-----------------------------------------
  (cost $42,772,841).....................             $47,883,620
                                                      ===========

-------------------------
(a) Non-income producing.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1996.

                     See notes to the financial statements.

VADV 2336 REV. 3/97